Oppenheimer
Main Street Income & Growth Fund(R)
Prospectus dated December 8, 1997



Oppenheimer Main Street Income & Growth Fund, a series of Oppenheimer Main Street Funds, Inc., is a mutual fund that seeks a high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities. Please refer to "Investment Policies and Strategies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussion on the risks of investing in the Fund.


      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the December 8, 1997, Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                             (OppenheimerFunds logo)

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


            ABOUT THE FUND
3           Expenses
5           A Brief Overview of the Fund
8           Financial Highlights
12          Investment Objectives and Policies
13          Investment Risks
15          Investment Techniques and Strategies
20          How the Fund is Managed
22          Performance of the Fund

            ABOUT YOUR ACCOUNT
26          How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class Y Shares
40          Special Investor Services
            AccountLink
            Automatic Withdrawal and Exchange Plans
            Reinvestment Privilege
            Retirement Plans
42          How to Sell Shares
            By Mail
            By Telephone
44          How to Exchange Shares
46          Shareholder Account Rules and Policies
48          Dividends, Capital Gains and Taxes


A-1         Appendix A: Special Sales Charge Arrangements

A B O U T  T H E  F U N D

Expenses


The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you might expect to bear indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended August 31, 1997.

      o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" from pages 26through 49 for an explanation of how and when these charges apply.


                                    Class A       Class B         Class C      Class Y
                                    Shares        Shares          Shares       Shares
--------------------------------------------------------------------------------------------
Maximum Sales                       5.75%         None            None         None
Charge on Purchases
(as a % of offering price)
--------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge       None(1)       5% in the first 1.0% if      None
(as a % of the lower                              year, declining shares
of the original offering                          to 1% in the    are redeemed
price or redemption proceeds)                     sixth year and  within 12
                                                  eliminated      months of
                                                  thereafter(2)   purchase(2)
--------------------------------------------------------------------------------------------
Maximum Sales Charge on             None          None            None         None
Reinvested Dividends

--------------------------------------------------------------------------------------------
Redemption Fee                      None(3)       None(3)         None(3)      None(3)
--------------------------------------------------------------------------------------------
Exchange Fee                        None          None            None         None


(1)If you invest $1 million or more($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 31), in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.
(2)See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares Buying Class C Shares," below, for more information on the contingent deferred sales charges.

(3)There is a $10 transaction fee for redemptions paid by Federal
Funds wire but not for redemptions paid by check or ACH transfer through AccountLink. See "How to Sell Shares," below.

      o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

Annual Fund Operating Expenses (as a Percentage of Average Net
Assets):

                                  Class A           Class B        Class C     Class Y
                                  Shares Shares     Shares         Shares
---------------------------------------------------------------------------------------------
Management Fees                   0.46%             0.46%          0.46%       0.46%
---------------------------------------------------------------------------------------------
12b-1 Plans Fees                  0.24%             1.00%          1.00%       None
---------------------------------------------------------------------------------------------
Other Expenses                    0.24%             0.23%          0.23%       0.19%
---------------------------------------------------------------------------------------------
Total Fund
Operating Expenses                0.94%             1.69%          1.69%       0.65%


    The numbers in the chart above are based on the Fund's expenses in its fiscal year ended August 31, 1997. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are the service fees. The maximum is 0.25% of average net assets for that Class. For Class B and Class C shares, the Distribution Plan Fees are the service plan fees (the maximum fee for each class is 0.25% of average annual net assets of the respective class) and the asset-based sales charge of 0.75% of average annual net assets of the respective class. These plans are described in greater detail in "How to Buy Shares." Class Y shares were first publicly offered on November 1, 1996. Therefore, the Other Expenses for Class Y shares are estimates based on expenses that would have been payable if Class Y shares had been outstanding during the full fiscal period. The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including changes in the actual value of the Fund's assets represented by each class of shares.


      o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make $1,000 investments in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:


                       1 year      3 years      5 years       10 years*
-------------------------------------------------------------
Class A Shares         $67         $86          $107          $166
Class B Shares         $67         $83          $112          $162
Class C Shares         $27         $53          $92           $200
Class Y Shares         $7          $21          $36           $81


      If you did not redeem your investment, it would incur the following expenses:


                       1 year      3 years      5 years       10 years*
-------------------------------------------------------------
Class A Shares         $67         $86          $107          $166
Class B Shares         $17         $53          $92           $162
Class C Shares         $17         $53          $92           $200
Class Y Shares         $7          $21          $36           $81

*In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charges but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulatory requirements. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.


      These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your accounts, such as how to sell or exchange shares.

      o What is the Fund's Investment Objective? The Fund's investment objective is to seek a high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities.

      o What does the Fund Invest in? The Fund emphasizes investments in (1) equity securities, such as common stocks, preferred stocks and convertible securities, and (2) debt securities, such as bonds and debentures. The Fund may also assume a temporary defensive position when appropriate to do so by investing in cash equivalents. The Fund may also write covered calls and use derivative investments and certain hedging instruments to try to manage investment risks. These investments and investment methods are more fully explained in "Investment Objective and Policies," starting on page 12.


      o Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc. The Manager (including subsidiaries) manages investment company portfolios having over $75 billion in assets. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's portfolio manager is Mr. Robert J. Milnamow, who is employed by the Manager. He is primarily responsible for the selection of the Fund's securities. The Fund's Board of Directors, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed" starting on page 20 for more information about the Manager and its fees.


      o How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements, or the change in value of particular stocks or bonds because of an event affecting the issuer. Changes in interest rates can also affect stock and bond prices. These changes affect the value of the Fund's investments and its price per share. The Fund's investments in foreign securities involve additional risks not associated with investments in domestic securities, including risks associated with changes in currency rates.

      In the Oppenheimer funds spectrum, the Fund is generally more conservative than aggressive growth funds, but more aggressive than investment grade bond funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the Fund's portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's investment objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page 13 for a more complete discussion of the Fund's investment risks.

      o How Can I Buy Shares? You can buy shares Class A, Class B and Class C shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page 26 for more details.


      o Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge (starting at 5% and declining as shares are held longer) if redeemed within 6 years of purchase. Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge of 1% if redeemed within 12 months of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page 26 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.


      o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page 42. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 44.


      o How Has the Fund Performed? The Fund measures its performance by quoting its total returns, average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad-based market index, which we have done on pages 24 and 25. Please remember that past performance does not guarantee future results.



Financial Highlights


The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose reports on the Fund's financial statements for the fiscal year ended August 31, 1997, is included in the Statement of Additional Information.
                                   [graphs]




FINANCIAL HIGHLIGHTS                                CLASS A
                                                    ---------------------------------------------------
                                                    YEAR ENDED AUGUST 31,           YEAR ENDED JUNE 30,
                                                    1997          1996(3)           1996           1995
=======================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                 $27.95        $28.89           $24.07       $20.40
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .39           .07              .40          .47
Net realized and unrealized gain (loss)                7.91         (1.01)            4.93         3.66
                                                    -------       -------          -------       ------
Total income (loss) from investment
operations                                             8.30          (.94)            5.33         4.13
-------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.40)           --             (.43)        (.46)
Distributions from net realized gain                  (1.98)           --             (.08)          --
Distributions in excess of gains                         --            --               --           --
                                                    -------       -------          -------       ------
Total dividends and distributions
to shareholders                                       (2.38)           --             (.51)        (.46)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $33.87        $27.95           $28.89       $24.07
                                                    =======       =======          =======       ======
=======================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(7)                   31.09%        (3.25)%          22.26%       20.52%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)              $4,457        $3,143           $3,147       $1,924
-------------------------------------------------------------------------------------------------------
Average net assets (in millions)                     $3,857        $3,090           $2,516       $1,319
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  1.29%         1.57%(8)         1.55%        2.31%
Expenses, before reimbursement from or
assumption by the Manager                              0.94%         0.98%(8)         0.99%        1.07%
Expenses, net of reimbursement from or
assumption by the Manager                               N/A           N/A              N/A          N/A
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                             61.7%         17.5%            92.6%       101.3%
Average brokerage commission rate(10)               $0.0604       $0.0590          $0.0571           --


1. For the period from November 1, 1996 (inception of offering) to August 31, 1997.

2. For the period from  December 1, 1993  (inception  of  offering)  to June 30,
1994.

3. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

4. For the period from October 1, 1994 (inception of offering) to June 30, 1995.

5. For the period from February 3, 1988 (commencement of operations) to June 30, 1988.

6. Net investment income would have been $0.20 per share absent the voluntary expense reimbursement, resulting in an expense ratio of 2.46%.

7. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

---------------------------------------------------------------------------
1994       1993       1992       1991       1990       1989         1988(5)
===========================================================================

$19.88     $15.46     $13.22     $12.38     $11.67     $10.13         $9.60
---------------------------------------------------------------------------

   .37        .16        .25        .38        .17        .24(6)        .05
  2.50       6.65       4.72        .87        .88       1.62           .52
------     ------     ------     ------     ------     ------        ------

  2.87       6.81       4.97       1.25       1.05       1.86           .57
---------------------------------------------------------------------------

  (.36)      (.19)      (.22)      (.41)      (.19)      (.19)         (.04)
    --      (2.20)     (2.51)        --       (.15)      (.13)           --
 (1.99)        --         --         --         --         --            --
------     ------     ------     ------     ------     ------        ------

 (2.35)     (2.39)     (2.73)      (.41)      (.34)      (.32)         (.04)
---------------------------------------------------------------------------
$20.40     $19.88     $15.46     $13.22     $12.38     $11.67        $10.13
======     ======     ======     ======     ======     ======        ======
===========================================================================
 14.34%     46.38%     39.48%     10.60%      9.07%     18.77%         5.94%
===========================================================================

  $740        $58        $27        $16        $14         $1           $--
---------------------------------------------------------------------------
  $270        $39        $23        $15         $8         $1           $--
---------------------------------------------------------------------------

  2.46%      1.02%      1.63%      3.15%      2.33%      2.67%         2.86%(8)

  1.28%      1.46%      1.66%      1.84%      2.21%      2.46%        10.54%(8)

   N/A        N/A        N/A        N/A        N/A       2.12%(6)       N/A
---------------------------------------------------------------------------
 199.4%     283.0%     290.1%     208.9%     214.3%     136.8%         18.8%
    --         --         --         --         --         --            --


8. Annualized.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1997 were $5,941,676,446 and $3,997,312,471, respectively.

10. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

FINANCIAL HIGHLIGHTS                              CLASS B
                                                  -----------------------------------------------------
                                                  YEAR ENDED AUGUST 31,           YEAR ENDED JUNE 30,
                                                  1997           1996(3)          1996          1995(4)
=======================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period               $27.79         $28.77           $24.00        $21.49
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .17            .04              .23           .25
Net realized and unrealized gain (loss)              7.86          (1.02)            4.87          2.54
                                                  -------        -------          -------       -------
Total income (loss) from investment
operations                                           8.03           (.98)            5.10          2.79
-------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.18)            --             (.25)         (.28)
Distributions from net realized gain                (1.98)            --             (.08)           --
Distributions in excess of gains                       --             --               --            --
                                                  -------        -------          -------       -------
Total dividends and distributions
to shareholders                                     (2.16)            --             (.33)         (.28)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $33.66         $27.79           $28.77        $24.00
                                                  =======        =======          =======       =======
=======================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(7)                 30.12%         (3.41)%          21.34%        13.15%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)            $3,308         $1,909           $1,800          $628
-------------------------------------------------------------------------------------------------------
Average net assets (in millions)                   $2,642         $1,818           $1,155          $249
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                0.53%          0.82%(8)         0.74%         1.25%(8)
Expenses, before reimbursement from or
assumption by the Manager                            1.69%          1.74%(8)         1.76%         1.89%(8)
Expenses, net of reimbursement from or
assumption by the Manager                             N/A            N/A              N/A           N/A
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                           61.7%          17.5%            92.6%        101.3%
Average brokerage commission rate(10)             $0.0604        $0.0590          $0.0571            --



1. For the period from November 1, 1996 (inception of offering) to August 31, 1997.

2. For the period from  December 1, 1993  (inception  of  offering)  to June 30,
1994.

3. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

4. For the period from October 1, 1994 (inception of offering) to June 30, 1995.

5. For the period from February 3, 1988 (commencement of operations) to June 30, 1988.

6. Net investment income would have been $0.20 per share absent the voluntary expense reimbursement, resulting in an expense ratio of 2.46%.

7. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

CLASS C                                                             CLASS Y
----------------------------------------------------------------    -------
                                                                   PERIOD ENDED
YEAR ENDED AUGUST 31,          YEAR ENDED JUNE 30,                 AUGUST 31,
1997            1996(3)        1996           1995      1994(2)    1997(1)
================================================================================

$27.78        $28.75         $23.97        $20.33       $20.76          $29.55
--------------------------------------------------------------------------------

   .16           .04            .21           .33          .13             .41
  7.85         (1.01)          4.88          3.62         (.42)           6.30
-------       -------        -------       -------       ------         -------

  8.01          (.97)          5.09          3.95         (.29)           6.71
--------------------------------------------------------------------------------

  (.17)           --           (.23)         (.31)        (.14)           (.34)
 (1.98)           --           (.08)           --           --           (1.98)
    --            --             --            --           --              --
-------       -------        -------       -------       ------         -------

 (2.15)           --           (.31)         (.31)        (.14)          (2.32)
--------------------------------------------------------------------------------
$33.64        $27.78         $28.75        $23.97       $20.33          $33.94
=======       =======        =======       =======       ======         =======
================================================================================
  30.07%        (3.37)%        21.35%        19.63%       (0.97)%         23.98%
================================================================================

$1,030          $744           $741          $462         $170             $16
--------------------------------------------------------------------------------
  $904          $730           $588          $325          $72              $5
--------------------------------------------------------------------------------

0.54%         0.82%(8)       0.80%         1.57%        1.86%(8)        1.58%(8)

1.69%         1.73%(8)       1.74%         1.82%        2.11%(8)        0.65%(8)

 N/A           N/A            N/A           N/A          N/A             N/A
--------------------------------------------------------------------------------
61.7%         17.5%          92.6%        101.3%       199.4%           61.7%
$0.0604       $0.0590        $0.0571            --           --         $0.0604


8. Annualized.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1997 were $5,941,676,446 and $3,997,312,471, respectively.

10. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

Investment Objective and Policies


Objective. The Fund's investment objective is to seek high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities.


Investment Policies and Strategies. The Fund emphasizes investments in (1) equity securities, such as common stocks, preferred stocks and convertible securities, and (2) debt securities, such as bonds and debentures. The Fund may also assume a temporary defensive position when appropriate to do so by investing in cash equivalents, as discussed below. The composition of the Fund's portfolio among the different types of permitted investments and maturities of debt instruments will vary from time to time based upon the evaluation of economic and market trends by the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager"), and perceived relative total anticipated return from such types of securities.


      The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies and derivative investments described below. The Fund's portfolio manager may employ special investment techniques in selecting securities for the Fund, which are also described below. Additional information may be found about these strategies and techniques under the same headings in the Statement of Additional Information.


      o Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Board of Directors of Oppenheimer Main Street Funds, Inc. may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.


      o Portfolio Turnover. "Portfolio turnover" describes the rate at which the fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Portfolio turnover affects brokerage costs the Fund pays. The Fund may engage frequently in short-term trading to try to achieve its objective. The Financial Highlights table above shows the Fund's portfolio turnover rates during prior fiscal years.


Investment Risks.

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

      Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

      o Stock Investment Risks. Because the Fund invests a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors can affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry.
Not all of these factors can be predicted.

      The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate its investments in any one industry or group of industries.

      o Interest Rate Risks. In addition to credit risks, described below, debt securities are subject to changes in their value due to changes in prevailing interest rates. When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities.

      o Foreign Securities Have Special Risks. The Fund may invest in foreign securities. While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. Securities in emerging market countries may be more difficult to sell and their prices may be more volatile. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.


      o Special Risks of Lower-Grade Securities. The Manager may select high-yield, below investment grade debt securities (including both rated and unrated securities). These "lower-grade" securities are commonly known as "junk bonds." All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds, whether rated or unrated, often have speculative characteristics and special risks that make them riskier investments than investment grade securities and are subject to greater credit risks. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding investment grade securities. There may be less of a market for them and therefore may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. A decline in their values is also likely in the high yield bond market during a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. For foreign lower-grade debt securities, these risks are in addition to the risks of investing in foreign securities, described above. These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investments in these types of securities may reduce some of the risk, as will the Fund's policy of diversifying its investments. Also, convertible securities may be less subject to some of these risks than other debt securities, to the extent they can be converted into stock, which may be more liquid and less affected by these other risk factors.

      o Hedging instruments can be volatile instruments and may involve special risks. The Fund may invest in a number of different kinds of hedging instruments. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.


      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. These risks and the hedging strategies the Fund may use are described in greater detail in the Statement of Additional Information.



      o There are special risks in investing in derivative investments. The Fund can invest in a number of different kinds of "derivative" investments. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, may not perform the way the Manager expects it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities," below, for more information.


Investment Techniques and Strategies.

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

      o Foreign Securities. The Fund may purchase equity and debt securities issued or guaranteed by foreign companies or foreign governments or their agencies. The Fund may buy securities of companies in any country, developed or underdeveloped. There is no limit on the amount of the Fund's assets that may be invested in foreign securities. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities.


      o Warrants and Rights. Warrants are basically options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. The Fund may invest up to 10% of its total assets in warrants or rights, although the Fund does not currently intend to invest more than 5% of its total assets in warrants or rights. For further details about these investments, please refer to "Warrants and Rights" in the Statement of Additional Information.


      o Investing in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may have limited liquidity and may be subject to volatility in their prices. The Fund currently intends to invest no more than 5% of its net assets in securities of small, unseasoned issuers.

      o Investments in Bonds and Convertible Securities. The Fund invests in bonds, debentures and other debt securities to seek its investment objective. The Fund's investments may include investment-grade bonds, which are bonds rated at least "Baa" by Moody's Investors Service, Inc. ("Moody's"), at least "BBB" by Standard & Poor's Corporation ("Standard & Poor's") or Duff & Phelps, Inc. ("Duff & Phelps"), or have comparable ratings by another nationally recognized statistical rating organization. If the securities are unrated, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade.

      The Fund may invest up to 25% of its total assets in "lower grade" debt securities commonly known as "junk bonds," although the Fund does not currently intend to invest more that 15% of its total assets in lower grade debt securities. "Lower-grade" debt securities are those rated below "investment grade" which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations, or if unrated, are determined by the Manager to be of comparable quality to debt securities rated below investment grade. The Fund may invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as "junk bonds," those securities may be subject to special risks as described in "Investment Risks," above.


      The Fund may invest no more than 10% of its total assets in lower-grade debt securities that are not convertible. The Fund considers convertible securities to be "equity equivalents" because of the conversion feature and the security's rating has less impact on the investment decision than in the case of non-convertible securities.


Other Investment Techniques and Strategies. The Fund may also use the following investment techniques and strategies. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help to reduce some of the risks.

      o Borrowing for Leverage. From time to time, the Fund may increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds (on which it will pay interest). The Fund may borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act. Interest on borrowed money is an expense the Fund would not otherwise incur, so that it may have substantially reduced net investment income during periods of substantial borrowings. The Fund's ability to borrow money from banks subject to the 300% asset coverage requirement is a fundamental policy.



      o Temporary Defensive Investments. In times of unstable market or economic conditions, when fluctuations in the value of the Fund's net assets may occur, the Manager may determine it appropriate to assume a temporary defensive position and invest an unlimited amount of assets in: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); (ii) commercial paper rated in the highest category by an established rating organization; (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing maturing in one year or less (generally known as "cash equivalents");
(v) short-term debt obligations; or (vi) repurchase agreements (explained below).


      o "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.


      o Repurchase Agreements. The Fund may enter into repurchase agreements. They are primarily used for liquidity purposes. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.


      o Illiquid and Restricted Securities. Under the policies and procedures established by the Board of Directors of Oppenheimer Main Street Funds, Inc., the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board may increase that limit to 15%). Certain restricted securities that are eligible for resale to qualified institutional purchasers, are not subject to that limit. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      o Loans of Portfolio Securities. In an attempt to raise income or to raise cash for liquidity purposes, the Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned must not exceed 25% of the value of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities in the coming year.

      o Derivative Investments. In general, a "derivative investment" is a specially-designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index or currency. In the broadest sense, exchange-traded options, futures contracts, and other hedging instruments the Fund might use may be considered "derivative investments." The Fund may use other derivative investments because they offer the potential for increased income and principal value.

      One example of derivative investments the Fund may invest in is an "index-linked" note, on which principal and/or interest payments depend on the performance of an underlying index. Currency-indexed securities are another example. These are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income or principal payments but at a greater risk of loss.

      Other derivative investments the Fund may invest in include debt exchangeable for common stock of an issuer or, "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both cases present a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock may not be as high as was expected).


      o Hedging. The Fund may buy and sell certain kinds of futures contracts, put and call options, forward contracts and options on futures and broadly-based securities indices. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.


      The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may also use certain kinds of hedging instruments in an effort to manage its exposure to changing interest rates.


      Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.


      o Futures. The Fund may buy and sell futures contracts that relate to (1) interest rates (these are referred to as Interest Rate Futures), (2) broadly-based securities indices (these are referred to as Financial Futures),
(3) foreign currencies (these are referred to as Forward Contracts), or (4) commodities (these are referred to as commodity futures).

      o Put and Call Options. The Fund may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described in Futures, above. A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

      If the Fund sells (that is, writes) a call option, it must be "covered." That means the Fund must own the security subject to the call while the call is outstanding, or, for other types of written calls, the Fund must segregate liquid assets to enable it to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets may be subject to calls.

      The Fund may buy puts whether or not it holds the underlying investment in the portfolio. If the Fund writes a put, the put must be covered by segregated liquid assets. The Fund will not write puts if more than 25% of the Fund's net assets would have to be segregated to cover put options.


      o Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

Other Investment Restrictions. The Fund has certain investment restrictions that are fundamental policies. Under these fundamental policies the Fund cannot do any of the following:

      o The Fund cannot buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of that issuer, or it would then own more than 10% of that issuer's voting securities;

      o The Fund cannot lend money except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase, the Fund may also make loans of portfolio securities, subject to the restrictions stated under "Loans of Portfolio Securities"; or

      o The Fund cannot concentrate investments to the extent of 25% or more of its total assets in any industry, however, there is no limitation as to investment in U.S. Government Securities.


      Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.


How the Fund is Managed

Organization and History. The Fund is one of two investment portfolios, or "series" of Oppenheimer Main Street Funds, Inc. (the "Corporation"), an open-end, management investment company organized as a Maryland corporation in 1987. The Fund is a diversified mutual fund and commenced operations on February 3, 1988.

      The Corporation is governed by a Board of Directors, which is responsible under Maryland corporate law for protecting the interests of shareholders. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Directors and Officers of the Corporation" in the Statement of Additional Information names the Directors and officers of the Fund and provides more information about them. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in the Fund's Articles of Incorporation.


      The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares; Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.


The Manager and Its Affiliates. The Fund is managed by the Manager, which chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.


      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of September 30, 1997, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      o Portfolio Manager. The portfolio manager and a Vice President of the Fund is Mr. Robert J. Milnamow, who is also a Vice President of the Manager. On November 1, 1995, Mr. Milnamow became the person principally responsible for the day-to-day management of the Fund's portfolio. Previously, Mr. Milnamow was a portfolio manager with Phoenix Securities Group.

      o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.65% of the first $200 million of net assets of the Fund, 0.60% of the next $150 million, 0.55% of the next $150 million and 0.45% of average annual net assets in excess of $500 million. The Fund's management fee for its fiscal year ended August 31, 1997 was 0.46% of average annual net assets for each class of shares.

      The Fund pays expenses related to its daily operations, such as custodian fees, certain Directors' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.


      There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

      o The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.


      o The Transfer Agent. The Fund's Transfer Agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.


Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical investment in the Fund over various periods, and do not show the performance of each shareholder's investment (which will vary if dividends and distributions are received in cash or shares are sold or additional shares are purchased). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other funds or market indices, as we have done below.

      It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

      o Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.


      When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. Total returns for Class Y shares are shown at net asset value. However, total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended August 31, 1997, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the fiscal year ended August 31, 1997, the Fund's performance was positively affected by a number of factors including the strong overall performance of the U.S. stock market. The Fund's investments in securities in the financial services sector, particularly banks and insurance companies helped the Fund's performance. Additionally, strong corporate earnings and new products in the pharmaceutical industry also benefited the Funds's performance. The Fund's investment in the hotel industry performed well because of the higher profitability in that sector. Finally, The Fund's investments were positively affected by the deregulation in the telecommunication area.

      During the Fund's last fiscal year, the performance of the U.S. Bond markets was more volatile. Early in 1997, when yields approached 7%, the Fund increased its holdings in U.S. Treasuries in order to seek current income for the Fund. This negatively affected the Fund's capital appreciation, however, it helped the Fund seek current income and helped to protect the Fund's net asset value from some of the volatility of the stock market during the last few months of the fiscal year. The Fund's portfolio holdings, allocations and strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 1997. In the case of Class A shares, performance is measured from the commencement of operations on February 3, 1988; in the case of Class B shares, from the inception of the class on October 1, 1994; in the case of Class C shares, from the inception of the class on December 1, 1993; and in the case of Class Y shares, from the inception of the class on November 1, 1996.


      The Fund's performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. The S&P 500 Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 Index, which tend to be securities of larger, well-capitalized companies. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

Oppenheimer Main Street Income & Growth Fund


Comparison of Change in Value of $10,000 Hypothetical Investment in:
Oppenheimer Main Street Income & Growth Fund and the S&P 500 Index

                            (GRAPHS)
(1)
Avg. Annual Total Return of the Fund at 8/31/97(2)
A Shares    1 Year      5 Year      Life
-----------------------------------------------
      23.55%      23.93%      21.07%
-----------------------------------------------

Avg. Annual Total Return of the Fund at 8/31/97(3)
B Shares    1 Year      Life
-----------------------------------------------
      25.12%      19.85%


Avg. Annual Total Return of the Fund at 8/31/97(4)
C Shares    1 Year      Life
-----------------------------------------------
      29.07%      16.94%


Cumulative Total Return of the Fund at 8/31/97(5)
Y Shares          Life
----------------------------


                  23.98%


The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions.
(1) The Fund changed its fiscal year end from 6/30 to 8/31. (2) The inception date of the Fund (Class A shares) was 2/3/88. The Class A returns are shown net of the applicable 5.75% maximum initial sales charge. (3) Class B shares of the Fund were first publicly offered on 10/1/94. The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charge, respectively for the 1-year period and for the life of the class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge. (4)Class C shares of the Fund were first publicly offered on 12/1/93. The 1-year return is shown net of the applicable 1% contingent deferred sales charge. (5) Class Y shares of the Fund, first publicly offered on November 1, 1996, are offered at net asset value without sales charge to certain institutional investors. Past Performance is not predictive of Future Performance. Graphs are not drawn to same scale.


A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers individual investors three different classes of shares. Only certain institutional investors may purchase a fourth class of shares, Class Y shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.


      o Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" on page 31). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge value will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares," below.

      o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares as described in "Buying Class B Shares," below.

      o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1% as described in "Buying Class C Shares," below .

      o Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor. Please refer to "Buying Class Y Shares," below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.


      In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in.

      The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

      o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares, for which no initial sales charge is paid.

      o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C shares (as well as Class B shares) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C shares (and Class B shares). If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares, from a single investor.

      o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed performance return stated above, and therefore, you should analyze your options carefully.

      o Are There Differences in Account Features That Matter To

You? Because some account features may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.



      o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares, that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.



How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

      o With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25, and subsequent purchases of at least $25 can be made by telephone through AccountLink.

      o Under pension and profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

      o There is no minimum investment requirement if you are buying shares by reinvesting dividends and distributions from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions and from unit investment trusts that have made arrangements with the Distributor.

      o How Are Shares Purchased? You can buy shares several ways --through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

      o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

      o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.


      o Payment by Federal Fund Wire: Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire and receive further instructions.

      o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.

      Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink," below, for more details.

      o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.


      o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado, or the order is received and transmitted to the Distributor by and entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders. In most cases, to enable you to receive that day's offering price, the Distributor or an authorized entity must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

      If you buy shares through a dealer, normally your order must be transmitted to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Special Sales Charge Arrangements for Certain Persons. Appendix A in this Prospectus sets forth conditions for the waiver of or exemption from sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the former Quest for Value Funds (as defined in that Appendix).


Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:
----------------------------------------------------------------


                          Front-End Sales                  Front-End Sales
                          Charge as a      Charge as a     Commission as
                          Percentage of    Percentage of   Percentage of
Amount of Purchase        Offering Price  Amount Invested Offering Price


------------------------------------------------------------------
Less than $25,000         5.75%           6.10%        4.75%

------------------------------------------------------------------
$25,000 or more but
less than $50,000         5.50%           5.82%        4.75%
------------------------------------------------------------------
$50,000 or more but
less than $100,000            4.75%                4.99%        4.00%
-------------------------------------------------------------------
$100,000 or more but
less than $250,000            3.75%                3.90%        3.00%
------------------------------------------------------------------
$250,000 or more but
less than $500,000            2.50%                2.56%        2.00%
------------------------------------------------------------------
$500,000 or more but
less than $1 million          2.00%                2.04%        1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

      o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

      o Purchases by a Retirement Plan qualified under section 401(a) if the Retirement Plan has total plan assets of $500,000 or more;

      o Purchases aggregating $1 million or more;


      o Purchases by a Retirement Plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan, employee benefit plan, group Retirement Plan (see "How to Buy Shares Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP-IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"), that
(1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more; or

      o Purchases by an OppenheimerFunds-sponsored Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that plan has made special arrangements with the Distributor for those purchases.

      The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-retirement plan accounts, and
(ii) for retirement plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the retirement plan.

      If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original price (which is the original net asset value) of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.


      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges," below .


      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 12 months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

      o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset

Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.


      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in "Reduced Sales Charges" in the Statement of Additional Information.


      o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent of which conditions apply.

      Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o  the Manager or its affiliates;

      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

      o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;


      o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor, the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

      o dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor (1) providing specifically for the use of shares of the Fund in particular investment products or employee benefit plans made available to their clients (those clients may be charged a transaction fee by their dealer, broker, bank or adviser for the purchase or sale of Fund shares) or (2) that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services;

      o (1) investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases, and (3) clients of such investment advisors or financial planners (who have entered into an agreement for this purpose with the

Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);

      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

      o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

      o any unit investment trust that has entered into an appropriate agreement with the Distributor;

      o a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995; or


      o qualified Retirement Plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements were consummated and share purchases commenced by December 31, 1996.


      Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;


      o shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or its affiliates acts as sponsor;


      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

      o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner), this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or


      o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

      Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

      o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

      o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);


      o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

      o if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

      o for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program;

      o for distributions from Retirement plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal

Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA;

      o for distributions from Retirement plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

      o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


      o Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Corporation's Board of Directors authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below .

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


Years Since
Beginning of
Month in which          Contingent Deferred Sales Charge
Purchase Order          On Redemptions in That Year
Was Accepted            (As % of Amount Subject to Charge)
------------------------------------------------------
0-1                     5.0%
------------------------------------------------------
1-2                     4.0%
------------------------------------------------------
2-3                     3.0%
------------------------------------------------------
3-4                     3.0%
------------------------------------------------------
4-5                     2.0%
------------------------------------------------------
5-6                     1.0%
------------------------------------------------------
6 and following         None


In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      |X| Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to

Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the shares at the time of redemption, or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to reimburse the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.


Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to reimburse the Distributor for its services and costs in distributing Class B and C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.


      Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge allows investors to buy Class B or C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is 4.00% of the purchase price. The Fund pays the asset-based sales charge to the Distributor to reimburse it for its services rendered in distributing Class B shares. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs of distributing and selling Class B shares.


      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. Those payments are retained by the Distributor during the first year Class C shares are outstanding to reimburse the Distributor for its services rendered in distributing Class C shares. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B and Class C shares. At August 31, 1997, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class B shares of $92,083,482 (equal to 2.78% of the Fund's net assets represented by Class B shares on that date). At August 31, 1997, the end of the Class C Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class C shares of $7,962,219 (equal to 0.77% of the Fund's net assets represented by Class C shares on that date). If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class B and Class C contingent deferred sales charge, you must notify the Transfer Agent of which conditions apply.


      Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

      o distributions to participants or beneficiaries from Retirement plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

      o redemptions from accounts other than Retirement plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

      o  returns of excess contributions to Retirement plans;

      o distributions from Retirement Plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);

      o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies, below;

      o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal

Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (5) for separation from service; or (6) for loans to participants or beneficiaries; or

      o distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


      Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      o shares sold to the Manager or its affiliates;

      o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

      o shares issued in plans of reorganization to which the Fund is a party.


Buying Class Y Shares. Class Y shares are sold at net asset value per share without sales charge directly to certain institutional investors, such as insurance companies, registered investment companies and employee benefit plans, that have special agreements with the Distributor for this purpose. These include Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, which may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors are not able to invest in Class Y shares directly.

      While Class Y shares are not subject to initial or contingent deferred sales charges or asset-based sales charges, an institutional investor buying the shares for its customers' accounts may impose charges on those accounts. The procedures for purchasing, redeeming, exchanging, or transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent) and the special account features available to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class Y shares. Instructions for purchasing, redeeming, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.


Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

      AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.


      o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

      o Purchasing  Shares. You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund, to pay for these purchases.

      o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

      o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.


Shareholder Transactions by Fax. Certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis:

      o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan in order to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account through AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

      o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer fund account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.


Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased with an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your reinvestment payment. Please consult the Statement of Additional Information for more details.


Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

      o Individual Retirement Accounts including rollover IRAs, for individuals and their spouses and SIMPLE IRAs offered by employers
      o  403(b)(7)   Custodial  Plans  for  employees  of  eligible   tax-exempt
organizations, such as schools, hospitals and charitable organizations
      o SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SARSEP-IRAs
      o Pension and Profit-Sharing Plans for self-employed persons and other employers, and
      o 401(k) prototype retirement plans for Businesses


      Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares


You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares, in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a Retirement Plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

      o Retirement Accounts. To sell shares held in an OppenheimerFunds-sponsored retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from Retirement Plans and you must submit a withholding form with your request to avoid delay. If your Retirement Plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.


      o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):


      o You wish to redeem more than $50,000 worth of shares and receive a check;
      o The redemption check is not payable to all shareholders listed on the account statement;
      o The redemption check is not sent to the address of record on your account statement;

      o Shares are being transferred to a Fund account with a different owner or name;
      o Shares are redeemed by someone other than the owner(s) (such as an Executor).

      o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank, a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary on behalf of a corporation, partnership or other business, you must also include your title in the signature.


Selling Shares by Mail. Write a "letter of instructions" that includes:


      o Your name,
      o The Fund's name,
      o Your Fund account number (from your account statement), o The dollar amount or number of shares to be redeemed, o Any special payment instructions, o Any share certificates for the shares you are selling, o The signatures of all registered owners exactly as the account is registered, and
      o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.


Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217

Send courier or Express Mail requests to:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231


Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. If your shares are held in an OppenheimerFunds-sponsored retirement plan or are held under a share certificate, you may not redeem your shares by telephone.

      o To redeem shares through a service representative, call

1-800-852-8457, or
      o To redeem shares automatically by PhoneLink, call 1-800-533-3310.

      Whichever method you use, you may have a check sent to the address on your account statement, or, if you have linked your Fund account to your bank account through AccountLink, you may have the proceeds sent to that bank account.

      o Telephone Redemptions Paid by Check. You may redeem up to $50,000 by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.


      o Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.


      You may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.


Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o Shares of the fund selected for exchange must be available for sale in your state of residence;
      o The Prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege;
      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them, after the account is open 7 days, you can exchange shares every regular business day;
      o You must meet the minimum purchase requirements for the fund you purchase by exchange; and
      o Before exchanging into a fund, you should obtain and read its Prospectus.


      Shares of a particular class of the Fund may be exchanged only for shares of the same class in other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be "Class A" shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

      o Written Exchange Requests. Submit an OppenheimerFunds
Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell
Shares."

      o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

      There are certain exchange policies you should be aware of:


      o Shares are normally redeemed from one fund and purchased into the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

      o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

      o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies


      o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange which is normally 4:00 p.m., but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Board of Directors has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.


      o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.

      o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      o The  Transfer  Agent will  record  any  telephone  calls to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.


      o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent, in its discretion, may waive certain of the requirements for redemptions stated in this Prospectus.


      o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.


      o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. Additionally, the redemption price, which is the net asset value per share, will normally be different for Class A, Class B, Class C and Class Y shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within seven (7) days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker/dealer, payment will be forwarded within three (3) business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire, certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.


      o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may also be made to repay the Distributor for losses from the cancellation of share purchase orders.


      o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.


      o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security or employer identification number when you sign your application, or if you underreport your income to the Internal Revenue Service.


      o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

      o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B, Class C and Class Y shares from net investment income on a quarterly basis and normally pays those dividends to shareholders in March, June, September and December, but the Board of Directors can change that date. Dividends paid on Class A shares and Class Y shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Short-term capital gains are treated as dividends for tax purposes. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. There can be no assurances that the Fund will pay any capital gains distributions in a particular year.


Distribution  Options.  When you open your account,  specify on your application how you want to receive your dividends and distributions. For OppenheimerFunds-sponsored retirement accounts, all distributions are reinvested. For other accounts, you have four options:

      o Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
      o Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or you can have them sent to your bank account through AccountLink.
      o Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank through AccountLink.
      o Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or receive them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. So that the Fund will not have to pay taxes on the amount it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although the Fund reserves the right not to qualify in a particular year.

      o "Buying a Dividend": If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

      o Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

      o Returns of Capital: In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your fund shares.


      This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                  APPENDIX A

        Special Sales Charge Arrangements for Shareholders of the Fund
           Who Were Shareholders of the Former Quest for Value Funds


      The initial and contingent sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

o  Reduced Class A Initial Sales Charge Rates for Certain Former
Quest Shareholders


o Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP-IRA or IRA plan for employees of a single employer.

                              Front-End         Front-End
                              Sales             Sales             Commission
                              Charge            Charge            as
                              as a              as a              Percentage
Number of                     Percentage        Percentage        of
Eligible Employees            of Offering       of Amount         Offering
or Members                    Price             Invested          Price

--------------------------------------------------------------------------------
9 or fewer                    2.50%             2.56%             2.00%
--------------------------------------------------------------------------------
At least 10 but not
 more than 49                 2.00%             2.04%             1.60%


      For purchases by Qualified Retirement Plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 31 and 32 of this Prospectus.


      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are qualified retirement plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in qualified retirement plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.


o Waiver of Class A Sales Charges for Certain Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

o Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the employee Retirement Income Security Act of 1974 and regulations adopted under that law.


      o Participants in qualified retirement plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."


Class A, Class B and Class C Contingent Deferred Sales Charge
Waivers


o Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

                          APPENDIX TO PROSPECTUS OF
                 OPPENHEIMER MAIN STREET INCOME & GROWTH FUND


      Graphic material included in the Prospectus of Oppenheimer
Main Street Income & Growth Fund: "Comparison of Total Return of
Oppenheimer Main Street Income & Growth Fund with the S&P 500 Index
- Change in Value of a $10,000 Hypothetical Investment"

      A linear graph will be included in the Prospectus of Oppenheimer Main Street Income & Growth Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from February 3, 1988 (commencement of operations) through August 31, 1997; in the case of Class B shares the graph will cover the period from the inception of the class (October 1, 1994) through August 31, 1997; and in the case of Class C shares the graph will cover the period from the inception of the class (December 1, 1993) through August 31, 1997. Class Y shares in the graph will cover the period from the inception of the class (November 1, 1996) through August 31,
1997). The graphs will compare such values with hypothetical $10,000 investments over the same time periods in the S&P 500 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 500 Index, is set forth in the Prospectus under "Performance of the Fund Comparing the Fund's Performance to the Market."

                        Oppenheimer
                        Main Street
Fiscal Year             Income &               S&P 500
(Period) Ended          Growth Fund A          Index

2/03/88                 $ 9,425                $10,000
6/30/88                 $9,984                 $10,815
6/30/89                 $11,858                $13,034
6/30/90                 $12,933                $15,178
6/30/91                 $14,304                $16,297
6/30/92                 $19,952                $18,479
6/30/93                 $29,206                $20,993
6/30/94                 $33,392                $21,287
6/30/95                 $40,244                $26,828
6/30/96                 $49,203                $33,798
8/31/96(1)              $47,602                $32,988
8/31/97                 $62,402                $46,390



                        Oppenheimer
                        Main Street
Fiscal Year             Income &               S&P 500
(Period) Ended          Growth Fund B(2)       Index

10/01/94                $10,000                $10,000
6/30/95                 $11,315                $12,017
6/30/96                 $13,730                $15,139
8/31/96(1)              $13,262                $14,776
8/31/97                 $16,957                $20,778

                        Oppenheimer
                        Main Street
Fiscal Year             Income &               S&P 500
(Period) Ended          Growth Fund C(3)       Index

12/01/93                $10,000                $10,000
6/30/94                 $9,856                 $9,779
6/30/95                 $11,789                $12,324
6/30/96                 $14,308                $15,526
8/31/96(1)              $13,825                $15,154
8/31/97                 $17,981                $21,310

                        Oppenheimer
                        Main Street
Fiscal Year             Income &               S&P 500
(Period) Ended          Growth Fund Y(4)       Index

11/01/96                $10,000                $10,000
8/31/97                 $12,398                $12,957

(1) The Fund changed its fiscal year end from 6/30 to 8/31. (2)Class B shares of the Fund were first publicly offered on October 1, 1994. (3)Class C shares of the Fund were first publicly offered on December 1, 1993. (4)Class Y shares of the Fund were first publicly offered on November 1, 1996.

Oppenheimer Main Street Income & Growth Fund
6803 South Tucson Way
Englewood, Colorado 80112
1-800-525-7048


Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by the Corporation, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR700.1197 Printed on recycled paper

Oppenheimer
Main Street California Municipal Fund(R)


Prospectus dated December 8, 1997



      Oppenheimer Main Street California Municipal Fund, a series of Oppenheimer Main Street Funds, Inc., is a mutual fund that seeks as high a level of current income which is exempt from Federal and California personal income taxes as is available from investing in Municipal Securities while attempting to preserve capital. Please refer to "Investment Policies and Strategies" for more information about the types of securities the Fund invests in and the risks of investing in the Fund.


      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the December 8, 1997, Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


                            (Oppenheimer Funds logo)


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


            ABOUT THE FUND
3           Expenses
5           A Brief Overview of the Fund
7           Financial Highlights
10          Investment Objectives and Policies
11          Investment Risks
13          Investment Techniques and Strategies
19          How the Fund is Managed
20          Performance of the Fund

            ABOUT YOUR ACCOUNT
24          How to Buy Shares
            Class A Shares
            Class B Shares
34          Special Investor Services
            AccountLink
            Automatic Withdrawal and Exchange Plans
            Reinvestment Privilege
35          How to Sell Shares
            By Mail
            By Telephone
            By Checkwriting
38          How to Exchange Shares
39          Shareholder Account Rules and Policies
41          Dividends, Capital Gains and Taxes
A-1         Appendix A: Special Sales Charge Agreements

ABOUT THE FUND

Expenses


      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's operating expenses that you might expect to bear indirectly. The calculations are based on the Fund's expenses during its fiscal year ended August 31, 1997.

      o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" from pages 24 through 43 for an explanation of how and when these charges apply.
                                        Class A         Class B
                                        Shares          Shares
--------------------------------------------------------------------------
Maximum Sales                           4.75%           None
Charge on Purchases
(as a % of offering price)
-------------------------------------------------------------------------
Maximum Deferred Sales Charge           None(1)         5% in the first year,
(as a % of the lower of the                             declining to 1% in
original purchase price or                              the six year and
redemption proceeds)                                    eliminated thereafter(2)
-------------------------------------------------------------------------
Maximum Sales Charge on
Reinvested Dividends                    None            None
-------------------------------------------------------------------------
Redemption Fee                          None(3)         None(3)
-------------------------------------------------------------------------
Exchange Fee                            None            None

(1)If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.

(2) See "How to Buy Shares - Buying Class B Shares," below, for more information on the contingent deferred sales charge.


(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire but not for redemptions paid by check or ACH transfer through AccountLink. See "How to Sell Shares," below.

      o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.


        Annual Fund Operating Expenses (as a Percentage of Average Net Assets):

                                        Class A         Class B
                                        Shares          Shares
-------------------------------------------------------------------------
Management Fees                         .40%             .40%
-------------------------------------------------------------------------
12b-1 Plan Fees                         None            1.00%
-------------------------------------------------------------------------
Other Expenses                          .19%             .20%
-------------------------------------------------------------------------
Total Fund Operating Expenses           .59%            1.60%


       The numbers in the chart above are based of the Fund's business expenses in its fiscal year ended August 31, 1997. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. Under the Investment Advisory Agreement the Fund pays the Manager management fees, at the annual rate of 0.55% of net assets. Pursuant to the Agreement, the Manager has agreed to waive a portion of the fee when the Fund's net assets are less than $100 million dollars. The fee rate, reflecting this waiver, is 0.40% when net assets are $75 million or more but less than $100 million, 0.25% when net assets are $50 million or more but less than $75 million, 0.15% when net assets are $25 million or more but less than $50 million, and 0% when net assets are less than $25 million. The Manager has voluntarily undertaken to continue to waive those expenses over 0.40% when the net assets of the Fund exceed $100 million. Without that waiver, the Management Fee would have been 0.55% for each class of shares after the Fund's total net assets exceed $100 million. The "12b-1 Distribution Plan Fees" for Class B shares are the Distribution and Service Plan Fees (Service fee of 0.25%) and the asset-based sales charge of 0.75%. The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual amount of the assets represented by each class of shares.



      o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:


                       1 year      3 years      5 years       10 years(1)
-------------------------------------------------------------------------
Class A Shares         $53         $66          $79           $118
-------------------------------------------------------------------------
Class B Shares         $66         $81          $107          $138


      If you did not redeem your investment, it would incur the following expenses:


Class A Shares         $53         $66          $79           $118
-------------------------------------------------------------------------
Class B Shares         $16         $51          $87           $138

(1)In the first example, expenses include the Class A initial sales charge and Class B contingent deferred sales charge. In the second example, Class A expenses include the initial sales charges but Class B expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the asset-based sales charge and contingent deferred sales charge on Class B shares, long-term Class B shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulatory requirements. The automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.


      These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

      Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

      o What is the Fund's Investment Objective? The Fund's investment objective is to seek as high a level of current income which is exempt from Federal and California personal income taxes as is available from investing in Municipal Securities while attempting to preserve capital.

      o What Does the Fund Invest In? To seek its investment objective, the Fund primarily invests in investment-grade municipal securities, the interest of which is exempt from Federal and California individual income tax. The Fund may also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies" starting on page 10.


      o Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc. which (including subsidiaries) manages investment company portfolios currently having over $75 billion in assets. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager is Jerry A. Webman, who is employed by the Manager. He is primarily responsible for the selection of the Fund's securities. The Fund's Board of Directors, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page 19 for more information about the Manager and its fees.

      o How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in municipal bonds are subject to changes in their value from a number of factors such as changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. The fact that the Fund concentrates its investments in California Municipal Securities and that the Fund is permitted to invest in a small number of issuers entails greater risk than an investment in a diversified investment company. In the Oppenheimer funds spectrum, the Fund is generally more conservative than high yield bond funds, but more aggressive than money market funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the Fund's portfolio and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Risks" starting on page 11 for a more complete discussion.

      o How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page 24 for more details.

      o Will I Pay a Sales Charge to Buy Shares? The Fund has two classes of shares. Both classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge (starting at 5% and declining as shares are held longer) if redeemed within 6 years of purchase. There is also an annual asset-based sales charge on Class B shares. Please review "How to Buy Shares" starting on page 24 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

      o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer, or by writing a check against your Fund account (available for Class A shares only). Please refer to "How to Sell Shares" on page 35. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 38.

      o How Has the Fund Performed? The Fund measures its performance by quoting its yield, average annual total return and cumulative total return, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad market index, which we have done on page 23. Please remember that past performance does not guarantee future results.


Financial Highlights


The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose reports on the Fund's financial statements for the fiscal year ended August 31, 1997, is included in the Statement of Additional Information.


FINANCIAL HIGHLIGHTS


                                                CLASS A
                                                ----------------------------------------------------------------
                                                YEAR ENDED AUGUST 31,        YEAR ENDED JUNE 30,
                                                1997          1996(2)        1996          1995          1994
==================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $12.16        $12.15        $12.09        $11.82        $12.66
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income                                .73           .12           .73           .73           .75
Net realized and unrealized gain (loss)              .49           .01           .07           .27          (.80)
                                                --------      --------      --------      --------      --------
Total income (loss) from investment
operations                                          1.22           .13           .80          1.00          (.05)

------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:

Dividends from net investment income                (.74)         (.12)         (.73)         (.69)         (.73)
Dividends in excess of net investment
income                                                --            --            --          (.04)         (.03)
Distributions from net realized gain                  --            --            --(5)         --            --
Distributions in excess of net realized gain          --            --          (.01)           --          (.03)
                                                --------      --------      --------      --------      --------
Total dividends and distributions
to shareholders                                     (.74)         (.12)         (.74)         (.73)         (.79)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.64        $12.16        $12.15        $12.09        $11.82
                                                ========      ========      ========      ========      ========

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(6)                10.24%         1.12%         6.73%         8.93%        (0.60)%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)         $89,991       $76,817       $76,913       $78,134       $79,555
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $80,311       $77,584       $78,676       $76,148       $81,741
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:

Net investment income                               5.91%         6.00%(7)      5.99%         6.27%         6.09%
Expenses(8)                                         0.59%         0.57%(7)      0.58%         0.57%         0.53%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                          46.4%          1.4%         33.1%         14.2%         20.2%

1. For the period from  October 29, 1993  (inception  of  offering)  to June 30,
1994.

2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from May 18, 1990  (commencement  of  operations)  to June 30,
1990.

4. Net investment income would have been $0.82 and $0.04 per share in 1991 and 1990 absent the voluntary expense assumption, resulting in an expense ratio of 0.42% and 1.93%, respectively.

5. Less than $0.005 per share.

6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                                                          CLASS B
----------------------------------------------            ----------------------------------------------------------
                                                          YEAR ENDED AUGUST 31,     YEAR ENDED JUNE 30,
 1993         1992        1991          1990(3)           1997         1996(2)      1996        1995          1994(1)
====================================================================================================================

  $12.05       $11.61       $11.56      $11.43          $12.14       $12.14       $12.08       $11.80        $12.90
-------------------------------------------------------------------------------------------------------------------


     .80          .82          .83(4)      .06(4)          .60          .10          .61          .62           .38
     .64          .45          .05         .13             .50           --          .07          .27         (1.07)
--------     --------     --------    --------        --------     --------     --------     --------      --------

    1.44         1.27          .88         .19            1.10          .10          .68          .89          (.69)

-------------------------------------------------------------------------------------------------------------------


    (.81)        (.82)        (.83)       (.06)           (.61)        (.10)        (.61)        (.57)         (.37)

      --           --           --          --              --           --           --         (.04)         (.01)
    (.02)        (.01)          --          --              --           --           --(5)        --            --
      --           --           --          --              --           --         (.01)          --          (.03)
--------     --------     --------    --------        --------     --------     --------     --------      --------

    (.83)        (.83)        (.83)       (.06)           (.61)        (.10)        (.62)        (.61)         (.41)
-------------------------------------------------------------------------------------------------------------------
  $12.66       $12.05       $11.61      $11.56          $12.63       $12.14       $12.14       $12.08        $11.80
========     ========     ========    ========        ========     ========     ========     ========      ========

====================================================================================================================
   12.53%       11.21%        7.94%       1.95%           9.24%        0.85%        5.66%        7.90%        (5.42)%

====================================================================================================================


 $72,387      $40,055      $13,924      $2,027         $11,919       $5,928       $5,442       $2,648        $1,203
-------------------------------------------------------------------------------------------------------------------
 $54,840      $26,304      $ 6,661      $1,685         $ 8,129       $5,767       $3,848       $1,904        $  649
-------------------------------------------------------------------------------------------------------------------


    6.46%        6.74%        6.94%       5.48%(7)        4.85%        4.92%(7)     4.94%        5.17%         4.91%(7)
    0.39%        0.32%        0.33%(4)    0.20%(4)(7)     1.60%        1.62%(7)     1.60%        1.55%         1.62%(7)
-------------------------------------------------------------------------------------------------------------------
     5.8%        25.7%        14.6%        0.0%           46.4%         1.4%        33.1%        14.2%         20.2%

7. Annualized.

8. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1997 were $53,752,001 and $40,699,816, respectively.

                                                                              9

Investment Objective and Policies

Objective. The Fund invests its assets to seek as high a level of current income which is exempt from Federal and California personal income taxes as is available from investing in Municipal Securities (defined below), while attempting to preserve capital.

Investment Policies and Strategies. The Fund seeks its objective by following the fundamental policy of investing, under normal market conditions, at least 80% of its total assets in California Municipal Securities.

    Dividends paid by the Fund derived from interest attributable to California Municipal Securities will be exempt from Federal individual income taxes. Such dividends will also be exempt from California personal income taxes provided that at the close of each quarter, at least 50% of the value of the Fund's assets are invested in obligations the interest of which is exempt from taxation under California law when held by an individual. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from Federal individual income tax, but will be subject to California personal income taxes. Any net interest income on taxable investments and repurchase agreements will be taxable as ordinary income when distributed to shareholders.

    o Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

    Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Board of Directors of Oppenheimer Main Street Funds, Inc. may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.


    o Portfolio Turnover. "Portfolio turnover" describes the rate at which the fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Portfolio turnover affects brokerage costs the Fund pays. While short-term trading increases portfolio turnover and may increase the Fund's transaction costs, the Fund incurs little or no brokerage costs because most of the Fund's portfolio transactions are principal trades without brokerage commissions. The Financial Highlights table above shows the Fund's portfolio turnover rates during prior fiscal years.


Investment Risks.

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.


    Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

    o Special Considerations - California Municipal Securities. Because the Fund concentrates its investments in California Municipal Securities, the market value and marketability of such Municipal Securities and the interest income to the Fund from them could be adversely affected by a default or a financial crisis relating to any of such issuers. You should consider these matters as well as economic trends in California, summarized in the Statement of Additional Information under "Special Investment Considerations - California Municipal Securities."


    o Interest Rate Risks. In addition to credit risks, described below, Municipal Securities are subject to changes in value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of outstanding Municipal Securities generally rise and (if purchased at principal amount) would sell at a premium. Conversely, when interest rates rise, the values of outstanding Municipal Securities generally decline and (if purchased at principal amount) would sell at a discount. The magnitude of these fluctuations will be greater when the average maturity of the portfolio is longer. Changes in the value of Municipal Securities held in the Fund's portfolio arising from changes in interest rates will not affect interest income derived from these securities, but will affect the Fund's net asset value per share.


    o Credit Risks. Municipal Securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a Municipal Security to make interest or principal payments on the security as they become due. The economic and other factors that can affect that ability are summarized in the Statement of Additional Information under "Special Investment Considerations-California Municipal Securities." While the Manager may rely to some extent on credit ratings by nationally recognized rating agencies, such as Standard & Poor's Corporation ("Standard & Poor's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff & Phelps") or Moody's Investor Services, Inc. ("Moody's"), in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will not change over time.

    o There are special risks in investing in derivative investments. The Fund can invest in a number of different kinds of "derivative" investments. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, may not perform the way the Manager expects it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the United States and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities," below.

    o Non-diversification. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "Investment Company Act") so that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. An investment in the Fund therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater credit risk exposure to a smaller number of issuers, greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), pursuant to which: (1) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and
(2) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets may be invested in the securities of a single issuer and the Fund must not own more than 10% of the outstanding voting securities of a single issuer.


    o Hedging instruments can be volatile investments and may involve special risks. The Fund may invest in a number of hedging instruments. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Such losses might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

    Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks and the hedging strategies that the Fund may use are described in greater detail in the Statement of Additional Information

Investment Techniques and Strategies.

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

    o Municipal Securities. Municipal Securities are municipal bonds, municipal notes and municipal commercial paper, certificates of participation and other debt obligations issued by or on behalf of the State of California, other states and the District of Columbia, their political subdivisions, or any commonwealth, territory or possession of the United States, or their respective agencies, instrumentalities or authorities, the interest from which, in the opinion of bond counsel to the respective issuer at the time of issue, is not subject to Federal individual income tax. California Municipal Securities are obligations of the State of California and its political subdivisions, and their respective agencies, authorities or instrumentalities, the interest from which, in the opinion of bond counsel to the respective issuer at the time of issue, is not includable in gross income for purposes of the California personal income tax. From time to time, the Fund may purchase private activity municipal securities, the interest from which may be subject to Federal alternative minimum tax, although no independent investigation will be made by the Manager as to the users of proceeds of bond offerings or the application of such proceeds. It is anticipated that under normal market conditions, the Fund's portfolio will have an average weighted maturity of approximately 7 to 30 years. During periods when the Fund is defensively invested in municipal notes and municipal commercial paper, the average weighted maturity of the Fund's portfolio may decline to 3 to 4 years.

    "Municipal bonds" are Municipal Securities that have a maturity when issued of one year or more and "municipal notes" are Municipal Securities that have a maturity when issued of less than one year. The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source). The Fund may invest in Municipal Securities of both classifications.

    o Investments in Taxable Securities and Temporary Defensive Investment Strategy. Under normal market conditions, the Fund may invest up to 20% of its assets in taxable investments, including (i) certain "Temporary Investments" (described immediately below); (ii) covered call options and hedging instruments (described in "Hedging" below); and (iii) repurchase agreements (explained below).

    For temporary defensive purposes, the Fund may invest an unlimited amount of assets in: (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) cash equivalents; (iii) commercial paper rated in the highest category by an established rating agency; (iv) short-term debt obligations; (v) certificates of deposit of domestic banks with assets of $1 billion or more; or (vi) repurchase agreements. To the extent the Fund assumes a temporary defensive position, a portion of the Fund's distributions may be subject to Federal and state income taxes and the Fund may not achieve its objective.


    o Municipal Lease Obligations. The Fund may invest in certificates of participation, which are tax-exempt obligations that evidence the holder's right to share in lease, installment loan or other financing payments by a public entity. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources, such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed. While some municipal lease securities may be deemed to be "illiquid" securities (the purchase of which would be limited as described below in "Illiquid and Restricted Securities"), from time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Corporation's Board of Directors. See "Investment Objective and Policies - Municipal Securities Municipal Lease Obligations" in the Statement of Additional Information for more details.

    o Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Fund may purchase may have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.


    o Inverse Floaters and Other Derivative Investments. The Fund may invest in variable rate bonds known as "inverse floaters." Yields on inverse floaters move in the opposite direction from short-term interest rates. As interest rates rise, inverse floaters produce less current income. Prices of inverse floaters may be more volatile than the price of a comparable fixed-rate security. Inverse floaters are a type of "derivative security," which is a specially designed investment whose performance is linked to the performance of another security or investment. Some inverse floaters have a "cap" whereby if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund may also invest in municipal derivative securities that pay interest that depends on an external pricing mechanism. Examples are interest rate swaps or caps and municipal bond or swap indices. The Fund anticipates that it would invest no more than 10% of its total assets in inverse floaters or such other municipal derivative securities. Derivative Securities are subject to special risks described in "Investment Risks," above.

    o Ratings of Municipal Securities. Municipal Securities purchased by the Fund must be rated at the time of purchase within the four highest rating categories assigned by Moody's, Standard & Poor's, Duff & Phelps or Fitch (or other similar rating organizations) or, if unrated, judged by the Manager to be of comparable quality to Municipal Securities rated within such grades. See Appendix A of the Statement of Additional Information for a description of these ratings. Investments in unrated Municipal Securities will not exceed 20% of the Fund's total assets. Not more than 25% of the Fund's total assets will be invested in Municipal Securities that are (a) municipal bonds rated either "Baa" by Moody's or "BBB" by either Standard & Poor's, Fitch or Duff & Phelps, (b) municipal notes rated "SP-2" by Standard & Poor's, "MIG" by Moody's or "F-2" by Fitch, or (c) if unrated, Municipal Securities, judged by the Manager to be of comparable quality to Municipal Securities rated within the grades described in
(a) or (b) above, because such Municipal Securities, although investment grade, may be subject to greater market fluctuations and risks of loss of income and principal than higher-rated Municipal Securities, and may be considered to have some speculative characteristics. A reduction in the rating of a security after its purchase by the Fund will not require the Fund to dispose of such security. Securities that have fallen below investment grade entail a greater risk that the ability of the issuers of such securities to meet their debt obligations will be impaired.

    o Borrowing for Leverage. The Fund may not borrow in excess of 10% of the value of its total assets and may do so only as a temporary measure for extraordinary or emergency purposes. Additionally, the Fund cannot make any investment when borrowings exceed 5% of its total assets. Interest on borrowed money is an expense the Fund would not otherwise incur, so that it may have substantially reduced net investment income during periods of substantial borrowings. The Fund may borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help to reduce some of the risks.

    o When-Issued and Delayed Delivery Transactions. The Fund may purchase Municipal Securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. "When-issued" and "delayed delivery" refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There may be a risk of loss if the value of the security declines prior to the settlement date.


    o Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements to generate income, for liquidity purposes to meet anticipated redemptions, pending the investment of proceeds from sales of Fund shares, or pending settlement of purchases of portfolio investments. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the seller of the securities fails to pay the agreed-upon repurchase price on the delivery date, the Fund's risks may include any costs of disposing of the collateral for the agreement, and losses that might result from any delays in foreclosing on the collateral. Income earned on repurchase transactions is not tax-exempt and, accordingly, under normal market conditions, the Fund will limit its investments in repurchase transactions to 20% of its total assets. When the Fund assumes a temporary defensive position, there is no limit on the amount of its assets that may be subject to repurchase agreements maturing in seven days or less. Repurchase agreements having a maturity beyond seven days are subject to the percentage limitation on illiquid and restricted securities, discussed below. See "Repurchase Agreements" in the Statement of Additional Information for more details.

    o Illiquid and Restricted Securities. Under the policies and procedures established by the Board of Directors of Oppenheimer Main Street Funds, Inc., the Manager determines the liquidity of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board may increase that limit to 15%). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional buyers. Illiquid securities include repurchase agreements maturing in more than 7 days, or certain participation interests other than those with puts exercisable within 7 days. The Manager monitors holdings of illiquid securities on an ongoing basis and at times the Fund may be required to sell some holdings to maintain adequate liquidity.

    o Puts and Stand-By Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal obligations held in its portfolio. Under a stand-by commitment or put option, the Fund would have the right to sell specified securities at a specific price on demand to the issuing broker-dealer or bank. The Fund will acquire stand-by commitments or puts solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.


    o Loans of Portfolio Securities. To attempt to raise income or to raise cash for liquidity purposes, the Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned must not exceed 25% of the value of the Fund's net assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities in the coming year.


    o Hedging. The Fund may buy and sell certain kinds of futures contracts, put and call options, and options on futures and broadly-based municipal bond indices, or enter into interest rate swap agreements. These are referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.


    The Fund may buy and sell options and futures for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Writing covered call options may also provide income to the Fund for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders.

    o Futures. The Fund may buy and sell futures contracts that relate to (1) interest rates (these are referred to as Interest Rate Futures), and (2) municipal bond indices (these are referred to as Municipal Bond Index Futures). At present, the Fund does not intend to enter into futures contracts and options on futures if, after any such practice, the sum of margin deposits on futures and premiums paid on futures would exceed 5% of the Fund's total assets. These types of Futures are described in "Hedging" in the Statement of Additional Information.


    o Put and Call Options. The Fund may only buy exchange-traded and over-the-counter calls only on debt securities, broadly-based municipal bond indices, Municipal Bond Index Futures and Interest Rate Futures, or to terminate its obligation on a call the Fund previously wrote. A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

    If the Fund sells (that is, writes) a call option, it must be "covered." That means the Fund must own the security subject to the call while the call is outstanding, or, for other types of written calls, the Fund must segregate liquid assets to enable it to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets may be subject to calls. The Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised.

    The Fund may buy puts whether or not it holds the underlying investment in the portfolio. If the Fund writes a put, the put must be covered by segregated liquid assets. The Fund will not write puts if more than 25% of the Fund's net assets would have to be segregated to cover put options.


    o Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets of any type, including equity and debt securities of any grade, to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

Other Investment Restrictions. The Fund has other investment restrictions that are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:


    o The Fund cannot lend money except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase, the Fund may also make loans of portfolio securities, subject to the restrictions stated under "Loans of Portfolio Securities"; or

    o The Fund cannot concentrate investments to the extent of 25% of its assets in any industry, however, there is no limitation as to investment in U.S. Government Securities, Municipal Securities or as to investment in obligations issued by the State of California or its subdivisions, agencies, authorities or instrumentalities, the Fund cannot invest in securities or any other investment other than Municipal Securities, temporary investments and Hedging Instruments.

    Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.


How the Fund is Managed


Organization and History. The Fund is one of two investment portfolios or "series" of Oppenheimer Main Street Funds, Inc. (the "Corporation"), an open-end, management investment company organized as a Maryland corporation in 1987. The Fund commenced operations on May 18, 1990.


    The Corporation is governed by a Board of Directors, which is responsible under Maryland corporate law for protecting the interests of shareholders. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Directors and Officers of the Corporation" in the Statement of Additional Information names the Directors and officers of the Fund and provides more information about them. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in the Fund's Articles of Incorporation.

    The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has two classes of shares, Class A and Class B. Both classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which the interests of one class are different from the interests of another class, and only shares of a particular class vote as a class on matters that affect that class alone.
Shares are freely transferrable.


The Manager and Its Affiliates. The Fund is managed by the Manager, which chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the

Board of Directors, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager, and describes the expenses that the Fund is responsible to pay to conduct its business.


    The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of September 30, 1997, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

    o Portfolio Manager. The Portfolio Manager of the Fund is Jerry A. Webman. He is a Senior Vice President of the Manager. He has been the person responsible for the day-to-day management of the Fund's portfolio since April, 1996. Mr. Webman also serves as an officer and portfolio manager for other Oppenheimer funds. Previously, Mr. Webman was a Managing Director with Prudential Mutual Funds - Investment Management, Inc.

    o Fees and Expenses. Under the Investment Advisory Agreement the Fund pays the Manager monthly, at the annual rate of 0.55% of net assets. Pursuant to the Agreement, the Manager has agreed to waive a portion of the fee when the Fund's net assets are less than $100 million dollars. The fee rate, reflecting this waiver, is 0.40% when net assets are $75 million or more but less than $100 million, 0.25% when net assets are $50 million or more but less than $75 million, 0.15% when net assets are $25 million or more but less than $50 million, and 0% when net assets are less than $25 million. The Manager has voluntarily undertaken to continue to waive those expenses over 0.40% when the net assets of the Fund exceed $100 million dollars. That voluntary undertaking may be altered or rescinded at any time. When asset level breakpoints are reached, the fee applies to total net assets of the Fund, not only to assets in excess of such breakpoint. The Fund's management fee for its fiscal year ended August 31, 1997 was 0.40% of average annual net assets for each class of shares.


    The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.


    There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage. From time to time it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

    o The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of the other "Oppenheimer funds" and is sub-distributor for funds managed by a subsidiary of the Manager.

    o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses several types of yields and total returns to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns and yields measure the performance of a hypothetical investment in the Fund over various periods, and do not show the performance of each shareholder's investment (which will vary if dividends and distributions are received in cash, or shares are sold or additional shares are purchased). The Fund's performance may be useful to help you see how well your investment has done and to compare it to other funds or a market index.

    It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about indices and other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

    o Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

    When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. Total returns may also be quoted at "net asset value," without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.


    o Yield. Different types of yields may be quoted to show performance. Each class of shares calculates its standardized yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. Tax-equivalent yield is the equivalent yield that would be earned in the absence of income taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class paid for a stated period by the maximum offering price on the last day of the period and annualizing the result. Yields for Class A shares normally reflect the deduction of the maximum initial sales charge, but may also be shown without deducting sales charge. Yields for Class B shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended August 31, 1997, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

    o Management's Discussion of Performance. During the fiscal year ended August 31, 1997, the Fund's performance was affected by the volatility in the bond markets. Because of that volatility, the Fund sought to actively manage its portfolio duration, a measure of the portfolio's sensitivity to changes in interest rates. By modestly changing that duration, the Fund was able to benefit when interest rates were falling and have some protection when interest rates rose. Because of the strengthening economy in California, the Fund was able to benefit from some relatively high-yielding bonds issued by smaller municipal issuers such as school districts that were not rated by the major agencies.

    The Fund was negatively affected by the strong economic conditions in California which helped to produce adequate tax revenues for California's municipal borrowers reducing the need to finance deficits in the public market. This lowered the supply of new Municipal Securities and reduced the difference in the yields between investment grade and below-investment grade bonds. The Fund's policy of seeking to maintain a steady dividend for its Class A shares did not materially affect portfolio management strategies during its last fiscal year. The Fund's portfolio holdings, allocations and strategies are subject to change.

    o Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund from the inception of the class held through August 31, 1997, with all dividends and capital gains distributions reinvested in additional shares. The graphs reflect the deduction of the 4.75% maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge on Class B shares.


    Because the Fund invests in a variety of Municipal Securities, the Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment grade municipal bonds widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.



Comparison of Change
in Value of $10,000
Hypothetical Investments in:
Main Street California Municipal Fund
and Lehman Brothers Municipal Bond Index



                                       [Graphs]


(1)

Avg. Annual Total Return of the Fund at 8/31/97(2)
A Shares       1 Year        5 Year       Life of Class
------------------------------------------------
               5.01%         6.18%        7.44%
------------------------------------------------

Avg. Annual Total Return of the Fund at 8/31/97(3)
B Shares       1 Year         Life of Class
------------------------------------------------
               4.24%         3.90%
------------------------------------------------

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions.

(1) The Fund changed its fiscal year end from 6/30 to 8/31.

(2) The inception date of the Fund (Class A shares) was 5/18/90. The Class A returns are shown net of the applicable 4.75% maximum sales charge.

(3) Class B shares of the Fund were first publicly offered on 10/29/93. The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charge for the one year period and for the life of the class, respectively. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.


ABOUT YOUR ACCOUNT

How to Buy Shares


Classes of Shares. The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.


      o Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million. If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge value will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

      o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares as described in "Buying Class B Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

      In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the annual asset-based sales charge on Class B expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in.

      The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

      o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B for which no initial sales charge is paid.

      o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term.

      Class A shares might be more advantageous than Class B shares for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class B shares. If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares from a single investor.


      o Investing for the Longer Term. If you are investing for the longer term, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.


      Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed performance return stated above, and therefore, you should analyze your options carefully.

      o Are There Differences in Account Features That Matter To You? Because some account features may not be available to Class B shareholders, such as checkwriting, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Share certificates are not available for Class B shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.


      o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B contingent deferred sales charge and the asset-based sales charge is the same as the purpose of the front-end sales charge on sales of Class A shares, that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

      o With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments of as little as $25, and subsequent purchases of at least $25 can be made by telephone through AccountLink.

      o There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

      o How Are Shares Purchased? You can buy shares several ways --through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A or Class B shares. If you do not choose, your investment will be made in Class A shares.

      o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

      o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor to be sure that it is appropriate for you.


      o Payment by Federal Fund Wire: Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525-7041 to notify the Distributor of the wire and receive further instructions.

      o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.

      Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.


      o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.

      o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado, or the order is received and transmitted to the Distributor by an entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders. In most cases, to enable you to receive that day's offering price, the Distributor or an authorized entity must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

      If you buy shares through a dealer, normally your order must be transmitted to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

      o Special Sales Charge Arrangements for Certain Persons. Appendix A in this Prospectus sets forth conditions for the waiver of or exemption from sales charge or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the former Quest for Value Funds (as defined in that Appendix).


Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:




                       Front-End Sales   Front-End Sales
                       Charge as a       Charge as a        Commission as
                       Percentage of     Percentage of      Percentage of
Amount of Purchase     Offering Price    Amount Invested    Offering Price

----------------------------------------------------------------------
Less than $50,000      4.75%             4.98%            4.00%
-----------------------------------------------------------------------
$50,000 or more
but less than
$100,000               4.50%             4.71%            4.00%
-----------------------------------------------------------------------
$100,000 or more
but less than
$250,000               3.50%             3.63%            3.00%
-----------------------------------------------------------------------
$250,000 or more
but less than
$500,000               2.50%             2.56%            2.25%
-----------------------------------------------------------------------
$500,000 or more
but less than
$1 million             2.00%             2.04%            1.80%


The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

      o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more.

      The Distributor pays dealers of record commissions on those purchases in an amount equal to 1.0% of purchases. That commission will be paid only on the amount of those purchases in excess of $1 million that were not previously subject to a front-end sales charge and dealer commission.


      If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.


      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 12 months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.


      o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.


      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      o Letter of Intent. Under a Letter of Intent, if you purchase Class A Shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in "Reduced Sales Charges" in the Statement of Additional Information.

      o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent of which conditions apply.


      Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o the Manager or its affiliates;

      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

      o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

      o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor, the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

      o dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares);

      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

      o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts; or

      o any unit investment trust that has entered into an appropriate agreement with the Distributor.

      Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;


      o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner), this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or


      o shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.

      Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

      o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

      o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);


      o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

      o if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase).



Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B Sales Charge," below.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


Years Since Beginning               Contingent Deferred Sales Charge
of Month in which                   On Redemptions in That Year
Purchase Order Was Accepted         (As % of Amount Subject to Charge)
------------------------------------------------------------------
0-1
                                    5.0%

------------------------------------------------------------------
1-2
                                    4.0%
------------------------------------------------------------------
2-3
                                    3.0%
------------------------------------------------------------------
3-4
                                    3.0%
------------------------------------------------------------------
4-5
                                    2.0%
------------------------------------------------------------------
5-6
                                    1.0%
------------------------------------------------------------------
6 and following
                                    None

      In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.


      o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A and Class B Shares" in the Statement of Additional Information.

      o Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

      The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The asset-based sales charge and service fees increase Class B expenses by up to 1.00% of average net assets per year.

      The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the service fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing or other distribution costs.


      Because the Distributor's actual expenses in selling Class B shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B shares. Those expenses may be carried over and paid in future years. At August 31, 1997, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses in connection with sales of Class B shares of $384,028 (equal to .40% of the Fund's net assets represented by Class B shares on that date). If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for certain expenses it incurred before the Plan was terminated.

      o Waivers of Class B Sales Charge. The Class B contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B shares redeemed in certain circumstances, as described below. The reasons for this policy are discussed in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class B contingent deferred sales charge, you must notify the Transfer Agent of which condition applies.


      Waivers for Redemptions of Shares in Certain Cases. The Class B contingent deferred sales charges will be waived for redemptions of shares in the following cases:

      o following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration);


Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B shares sold or issued in the following cases:

      o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below;

      o shares sold to the Manager or its affiliates;

      o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

      o shares issued in plans of reorganization to which the Fund is a party.


Special Investor Services


AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

      AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

      o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

      o Purchasing Shares.  You may purchase shares in amounts up to

$100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

      o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

      o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.


Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:


      o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan in order to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account through AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

      o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased with an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. You must be sure to ask the Distributor for this privilege when you send your reinvestment payment. Please consult the Statement of Additional Information for more details.

How to Sell Shares


      You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares, in writing, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525-7048, for assistance.


      o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):


      o You wish to redeem more than $50,000 worth of shares and receive a check;
      o The redemption check is not payable to all shareholders listed on the account statement;
      o The redemption check is not sent to the address of record on your account statement;
      o Shares are being transferred to a Fund account with a different owner or name;
      o Shares are redeemed by someone other than the owners (such as an Executor).

      o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.


Selling Shares by Mail.  Write a "letter of instructions" that includes:


      o Your name,
      o The Fund's name,
      o Your Fund account number (from your account statement), o The dollar amount or number of shares to be redeemed, o Any special payment instructions, o Any share certificates for the shares you are selling, o The signatures of all registered owners exactly as the account is registered, and
      o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.


Use the following address for requests by mail:
   OppenheimerFunds Services
   P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
   OppenheimerFunds Services
   10200 E. Girard Avenue, Building D
   Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.


      o To redeem shares through a service representative, call
1-800-852-8457, or
      o To redeem shares automatically on PhoneLink, call 1-800-533-3310.

      Whichever method you use, you may have a check sent to the address on you account statement, or, if you have linked your Fund account to your bank account through AccountLink, you may have the proceeds sent to that bank account.

      o Telephone Redemptions Paid by Check. You may redeem up to $50,000 by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.


      o Telephone Redemptions Through AccountLink or By Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.


      You may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1-800-525-7048 to request checkwriting for an account in this Fund with the same registration as the previous checkwriting account.

      o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.

      o Checkwriting privileges are not available for accounts holding Class B shares, or Class A shares that are subject to a contingent deferred sales charge.

      o Checks must be written for at least $100.

      o Checks cannot be paid if they are written for more than your account value.

      Remember: your shares fluctuate in value and you should not write a check close to the total account value.

      o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

      o Don't use your checks if you changed your Fund account number.

How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o Shares of the fund selected for exchange must be available for sale in your state of residence;

      o The Prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege;

      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them, after the account is open 7 days, you can exchange shares every regular business day;

      o You must meet the minimum purchase requirements for the fund you purchase by exchange;

      o Before exchanging into a fund, you should obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc., offers only one class of shares which are considered to be "Class A" shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

      o Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

      o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

      There are certain exchange policies you should be aware of:


      o Shares are normally redeemed from one fund and purchased into the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

      o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

      o For tax purposes, exchanges of shares involve a redemption of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies


      o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange which is normally 4:00 P.M., but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Board of Directors has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.


      o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.

      o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      o The  Transfer  Agent will  record  any  telephone  calls to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.


      o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. Additionally, the redemption price, which is the net asset value per share, will normally be different for Class A and Class B shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within seven (7) days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker/dealer, payment will be forwarded within three (3) business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire, certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may also be made to repay the Distributor for losses from the cancellation of share purchase orders.


      o Under unusual circumstances, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.


      o "Backup Withholding"of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.


      o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A and Class B shares.

      o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes


Dividends. The Fund declares dividends separately for Class A and Class B shares from net tax-exempt income and/or net investment income each regular business day and pays those dividends to shareholders monthly on a date selected by the Board of Directors. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. The amount of dividends and distributions may vary from time to time, depending upon market conditions, the composition of the Fund's portfolio, and expenses borne by that class. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B shares because expenses allocable to Class B shares will generally be higher. During the Fund's fiscal year ended August 31, 1997, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends was subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund. The Board of Directors may change the level of dividends at any time without notice to shareholders.

Capital Gains. Although the Fund does not seek capital gains, the Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. Short-term capital gains are treated as taxable dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.


Distribution Options. When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:


      o Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
      o Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or you can have them sent to your bank account through AccountLink.
      o Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank through AccountLink.
      o Reinvest Your Distributions in Another Oppenheimer Funds Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account.

Taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains are taxable as ordinary income. Dividends paid from net investment income earned by the Fund on Municipal Securities will be excludable from your gross income for Federal income tax purposes. A portion of the dividends paid by the Fund may be an item of tax preference if you are subject to alternative minimum tax. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income. So that the Fund will not have to pay taxes on the amount it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although the Fund reserves the right not to qualify in a particular year.

      o "Buying a Dividend:" If you buy shares on or just before Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable capital gain. If that occurs, it will be identified in the information that the Fund sends you for tax purposes after the end of the calendar year.


      o Taxes on Transactions: Even though the Fund seeks tax-exempt income for distribution to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.


      o Returns of Capital: In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your fund shares.


      This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                      APPENDIX A

            Special Sales Charge Arrangements for Shareholders of the Fund
               Who Were Shareholders of the Former Quest for Value Funds



      The initial and contingent sales charge rates and waivers for Class A and Class B shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.


Class A Sales Charges

o Reduced Class A Initial Shares Charge Rates for Certain Former Quest Shareholders


o Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

                              Front-End         Front-End
                              Sales             Sales             Commission
                              Charge            Charge            as
                              as a              as a              Percentage
Number of                     Percentage        Percentage        of
Eligible Employees            of Offering       of Amount         Offering
or Members                    Price             Invested          Price

9 or fewer                    2.50%             2.56%             2.00%

At least 10 but not
  more than 49                2.00%             2.04%             1.60%


      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 28 and 29 of this Prospectus.


      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

o Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

o Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under the law.

Class A and Class B Contingent Deferred Sales Charge Waivers

o Waivers for Redemptions of Shares Purchased Prior to March 6, 1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A or B shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) withdrawals under an automatic withdrawal plan holding only Class B shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (ii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

In the following case, the contingent deferred sales charge will be waived for redemptions of Class A or B shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995:
(1) redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (2) withdrawals under an automatic withdrawal plan (but only for Class B shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (3) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A or B shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

                              APPENDIX TO PROSPECTUS OF
                   Oppenheimer Main Street California Municipal Fund


      Graphic material included in the Prospectus of Oppenheimer Main Street California Municipal Fund: "Comparison of Total Return of
Oppenheimer Main Street California Municipal Fund and the Lehman Brothers Municipal Bond Index - Change in Value of a $10,000 Hypothetical
Investment"

      A linear graph will be included in the Prospectus of Oppenheimer Main Street California Municipal Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from the commencement of the Fund's operations (May 18, 1990) through August 31, 1997 and in the case of Class B shares the graph will cover the period from the inception of the class (October 29, 1993) through August 31, 1997. The graphs will compare such values with hypothetical $10,000 investments over the same time periods in the Lehman Brothers Municipal Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Lehman Brothers Municipal Bond Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."



Fiscal Year           Oppenheimer Main Street                 Lehman Brothers
Period) Ended         California Municipal Fund A(2)          Municipal Bond Index


5/18/90               $ 9,525                                 $10,000
6/30/90               $ 9,711                                 $10,088
6/30/91               $10,482                                 $10,997
6/30/92               $11,657                                 $12,292
6/30/93               $13,098                                 $13,761
6/30/94               $13,020                                 $13,785
6/30/95               $14,182                                 $15,002
6/30/96               $15,135                                 $15,997
8/31/96(1)            $15,304                                 $16,139
8/31/97               $16,872                                 $17,633


Fiscal                Oppenheimer Main Street                 Lehman Brothers
Period Ended          California Municipal Fund B(3)          Municipal Bond Index


10/29/93              $10,000                                 $10,000
6/30/94               $9,458                                  $9,671
6/30/95               $10,205                                 $10,525
6/30/96               $10,782                                 $11,224
8/31/96(1)            $10,874                                 $11,323
8/31/97               $11,584                                 $12,371


(1) The Fund changed its fiscal year end from 6/30 to 8/31.

(2) The inception date of the Fund (Class A shares) was 5/18/90. The Class A returns are shown net of the applicable 4.75% maximum sales charge.

(3) Class B shares of the Fund were first publicly offered on 10/29/93. The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charge for the one year period and for the life of the class, respectively. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.

Oppenheimer Main Street California Municipal Fund
6803 S. Tucson Way
Denver, Colorado 80112
1-800-525-7048


Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202


No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by the Corporation, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.


PR725.1197 *Printed on recycled paper

Oppenheimer Main Street Income & Growth Fund(R)


6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated December 8, 1997

      This Statement of Additional Information of Oppenheimer Main Street Income & Growth Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated December 8, 1997. It should be read together with the Prospectus, which may be obtained upon written request to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.


Table of Contents
                                                                        Page


About the Fund
Investment Objective and Policies...................................... 2
    Investment Policies and Strategies................................. 2
    Other Investment Techniques and Strategies......................... 3
    Other Investment Restrictions...................................... 14
How the Fund is Managed ............................................... 15
    Organization and History........................................... 15
    Directors and Officers of the Corporation.......................... 15
    The Manager and Its Affiliates..................................... 21
Brokerage Policies of the Fund......................................... 22
Performance of the Fund................................................ 24
Distribution and Service Plans......................................... 27
About Your Account
How To Buy Shares...................................................... 29
How To Sell Shares..................................................... 37
How To Exchange Shares................................................. 41
Dividends, Capital Gains and Taxes..................................... 43
Additional Information About the Fund.................................. 44
Financial Information About the Fund
Independent Auditors' Report........................................... 44
Financial Statements................................................... 45
Appendix A: Description of Ratings..................................... A-1
Appendix B: Corporate Industry Classifications......................... B-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

      o Foreign Securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.


      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.


      o Risks of Foreign Investing. Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

     o U.S. Government Securities. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in U.S. Government Securities of such agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

      o Convertible Securities. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      o Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      o Investing in Small, Unseasoned Companies. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. If other investment companies and investors that invest in this type of securities trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained, because of the thinner, less liquid market for such securities.

Other Investment Techniques and Strategies


      o When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Fund may invest in securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities generally settles within 45 days of the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. However, the Fund intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate liquid assets of any type including equity and debt securities of any grade equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Fund intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.


      o Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

      In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities, that must meet credit requirements set by the Corporation's Board of Directors from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      o Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

      The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

      o Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      o Hedging. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Futures, (ii) buy puts on such Futures or securities, or (iii) write covered calls on securities or Futures. When hedging to permit the Fund to establish a position in the securities market as a temporary substitute for purchasing particular securities (which the Fund will normally purchase, and then terminate that hedging position), or to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the market the Fund may: (i) buy Futures, or (ii) buy calls on such Futures or on securities. Normally, the Fund would then purchase the securities and terminate the hedging portion.

      The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the Hedging Instruments the Fund may use is provided below.

      o Writing Covered Call Options. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium previously received on the call written is more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable securities until the call expired or was exercised.

      The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.


      o Writing Put Options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 25% of the Fund's net assets would be required to be segregated to cover such put options. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.


      When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above for writing covered calls, any and all such profits described herein from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

      o Purchasing Calls and Puts. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or Futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).


      When the Fund purchases a call or put on an index or Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.


      o Options on Foreign Currencies. The Fund intends to write and purchase calls and puts on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or over-the-counter markets or are quoted by major recognized dealers in such options. It does so to protect against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transaction costs.

      A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an expected adverse change in the exchange rate. This is a cross-hedging strategy. In such circumstances, the Fund covers the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option.

      o Futures. No payment is paid or received by the Fund on the purchase or sale of a Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. At any time prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund. Any loss or gain is then realized. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      o Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment. To do so, the Fund enters into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the

Fund's portfolio securities denominated in such foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In either situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

      The Fund's Custodian will identify liquid assets for a separate account having a value equal to the aggregate amount of the Fund's commitment under Forward Contracts to cover its short positions. The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities or other assets denominated in these currencies provided the excess amount is "covered" by liquid securities denominated in any currency, at lest equal at all times to the amount of such excess. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

      The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

      At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


      o Interest Rate Swap Transactions. The Fund may enter into Interest Rate Swap agreements which entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.

      A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The Fund will not invest more than 25% of its total assets in interest rate swap transactions.

      o Additional Information About Hedging Instruments and Their Use. The Corporation's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. The Fund cannot issue "senior securities", but this does not prohibit it from borrowing money as described in the prospectus, or entering into margin, collateral or escrow arrangements as permitted by its other invest policies.


      When the Fund writes an over-the-counter ("OTC") option, it will normally enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security ("in-the-money"). For any OTC option the Fund writes, it will treat as illiquid (for purposes of the restriction on illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it, unless subject to a buy-back agreement with the executing broker. The SEC is evaluating the general issue of whether or not OTC options should be considered as liquid securities, and the procedure described above could be affected by the outcome of that evaluation.


      An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on securities or Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the underlying investment for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, a put or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher, on a relative basis, than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      o Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to the use of Futures as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also, as to its short positions, use Futures and options thereon solely for bona fine hedging purposes within the meaning and intent of the applicable provisions of the CEA.

      Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act of 1940 (the "Investment Company Act"), when the Fund purchases a Future, the Fund will maintain in a segregated account or accounts with its Custodian, liquid assets in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.


      o Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax).


      Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.


      Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.


      Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

      o Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by: (i) selling Futures or (ii) purchasing puts on broadly-based indices or Futures to attempt to protect against declines in the value of the Fund's portfolio securities, that the prices of such Futures or the applicable index will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged if the historical volatility of the prices of such portfolio securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used hedging instruments in a short hedge, the market may advance and the value of portfolio securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      If the Fund uses hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying Futures and/or calls on such Futures, broadly-based indices or on securities, it is possible that the market may decline. If the Fund then concludes not to invest in securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, are legally permissible and adequately disclosed.

Other Investment Restrictions

      The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

      Under these additional restrictions:

      o The Fund cannot invest in interests in oil or gas exploration or development programs or in commodities; however, the Fund may buy and sell any of the hedging instruments that it may use as permitted by any of its other policies, whether or not such hedging instrument is considered to be a commodity or commodity contract;

      o The Fund cannot invest in real estate or in interests in real estate; however, the Fund may purchase securities of issuers holding real estate or interests therein (including securities of real estate investment trusts);

      o The Fund cannot purchase securities on margin; however, the Fund may make margin deposits in connection with the use of hedging instruments as permitted by any of its other policies;

     o The Fund cannot invest in companies for the purpose of acquiring control or management thereof;

      o The Fund cannot underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act in the resale of any securities held in its own portfolio;

      o The Fund cannot invest or hold securities of any issuer if those officers and directors of the Corporation or its adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

      o The Fund cannot invest in other open-end investment companies, or invest more than 5% of its net assets through open market purchases in closed-end investment companies, including small business investment companies, nor make any such investments at commission rates in excess of normal brokerage commissions;

      o The Fund cannot issue "senior securities," but this does not prohibit it from borrowing money as described in the Prospectus, or entering into margin, collateral, segregation or escrow arrangements, or options, futures, hedging transactions or other investments as permitted by its other investment policies; or

      o The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt; collateral arrangements for premium and margin payments in connection with hedging instruments are not deemed to be a pledge of assets.

      For purposes of the Fund's policy not to concentrate its assets as described in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. Oppenheimer Main Street Income & Growth Fund (referred to as the "Fund") is one of two series of Oppenheimer Main Street Funds, Inc. (the "Corporation"), a Maryland corporation. This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund.


      Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at a shareholders' meeting. Shareholders of the Fund and of the Corporation's other series vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Directors and ratification of appointment of auditors of the Corporation. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as the Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to the series. Only shareholders of a class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect that class.


      The Directors are authorized to create new series and classes of shares. The Directors may reclassify unissued shares of the Corporation or its series or classes into additional series or classes of shares. The Directors may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

      It is not contemplated that regular annual shareholder meetings will be held. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Directors or upon proper request of the shareholders. A meeting of shareholders will be called for a specified purpose (which may include removal of a Director) upon the written request of the record holders of at least 25% of the outstanding shares eligible to be voted at that meeting. The Fund has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.


Directors and Officers of the Fund. The Fund's Directors and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. All of the Directors are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Cash Reserves, Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Centennial America Fund, L.P., The New York Tax-Exempt Income Fund, Inc., Oppenheimer Variable Account Funds, Oppenheimer Champion Income Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Municipal Fund, Panorama Series Fund, Inc., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial Tax Exempt Trust (all of the foregoing funds are collectively referred to as the "Denver-based Oppenheimer funds") except for Ms. Macaskill, who is a Trustee, Director or Managing General Partner of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Panorama Series Fund, Inc., Oppenheimer Strategic Income Fund and Oppenheimer Variable Account Funds. In addition, Mr. Fossel is not a Trustee of Centennial New York Tax-Exempt Trust or a Managing General Partner of Centennial America Fund, L.P. Messrs. Bishop, Bowen, Donohue, Farrar and Zack hold similar positions as officers of all such funds. Ms. Macaskill is President and Mr. Swain is Chairman and Chief Executive Officer of the Denver-based Oppenheimer funds. As of November 21, 1997, the Directors and officers of the Fund as a group owned less than 1% of its outstanding shares, not including shares held of record by an employee benefit plan of the Manager (for which two of the officers listed below, Ms. Macaskill and Mr. Donohue, are Directors) other than shares beneficially owned under that plan by the officers of the Fund listed above.


     Robert G. Avis, Director*; Age 66 One North Jefferson Ave., St. Louis, Missouri 63103 Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).


    William A. Baker, Director; Age 82
    197 Desert Lakes Drive, Palm Springs, California 92264
    Management Consultant.


     Charles Conrad, Jr., Director; Age 67 1501 Quail Street, Newport Beach, CA 92660 Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.



------------------------
* A Director who is an "interested person" of the Fund.

    Jon S. Fossel, Director+; Age 55
    P.O. Box 44, Mead Street, Waccabuc, New York  10597
    Member of the Board of Governors of the Investment Company Institute (a national trade association of investment companies), Chairman of the Investment Company Institute Education Foundation; formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company, and Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager.

    Sam Freedman, Director; Age: 57
    4975 Lakeshore Drive, Littleton, Colorado  80123
    Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of SSI, Chairman, Chief Executive and Officer and director of SFSI, Vice President and director of OAC and a director of OppenheimerFunds, Inc.

     Raymond J. Kalinowski, Director; Age 68 44 Portland Drive, St. Louis, Missouri 63131 Director of Wave Technologies International, Inc. (a computer products training company).

    C. Howard Kast, Director; Age 75
    2552 East Alameda, Denver, Colorado 80209
    Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

    Robert M. Kirchner, Director; Age 76
    7500 E. Arapahoe Road, Englewood, Colorado 80112
    President of The Kirchner Company (management consultants).

    Bridget A. Macaskill, President and Director*#; Age: 49
    Two World Trade Center, New York, New York 10048
    President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (since September 1995); President (since September
    1995) and a director (since October 1990) of OAC; President (since September
    1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.


------------------------
+ Not a Trustee of Centennial New York Tax-Exempt Trust nor a managing General Partner of Centennial America Fund, L.P.
* A Director who is an "interested person" of the Fund.
# Not a Trustee of Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds, Oppenheimer Integrity Funds,

Panorama Series Fund, Inc., Centennial New York Tax-Exempt Trust nor a Managing General Partner of Centennial America Fund, L.P.


     Ned M. Steel, Director; Age 82 3416 South Race Street, Englewood, Colorado 80110 Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

    James C. Swain, Chairman, Chief Executive Officer and Director*; Age 63 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial
    Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"), and Chairman of the Board of SSI.

    Robert J. Milnamow, Vice President and Portfolio Manager; Age: 47 Two World Trade Center, New York, New York 10048-0203 Vice President of the Manager (since November 1995); an officer of other Oppenheimer funds; previously a portfolio manager with Phoenix Securities Group (August 1989-August 1995) .

    Andrew J. Donohue, Vice President and Secretary; Age 47
    Two World Trade Center, New York, New York 10048
    Executive Vice President (since January 1993), General Counsel (since October 1991) and a Director (since September 1995) of the Manager; Executive Vice President (since September 1993), and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. (since September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

    George C. Bowen, Vice President, Assistant Secretary and Treasurer; Age 61 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April
    1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July 1991) and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); an officer of other Oppenheimer funds.


------------------------
* A Director who is an "interested person" of the Fund.

    Robert J. Bishop, Assistant Treasurer; Age 38
    6803 South Tucson Way, Englewood,  Colorado 80112
    Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

    Scott Farrar, Assistant Treasurer; Age 32
    6803 South Tucson Way, Englewood,  Colorado 80112
    Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October
    1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

    Robert G. Zack, Assistant Secretary; Age 49
    Two World Trade Center, New York, New York 10048-0203
    Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

    o Remuneration of Directors. The officers of the Fund and certain Directors of the Fund (Ms. Macaskill and Mr. Swain) who are affiliated with the Manager, receive no salary or fee from the Fund. Mr. Fossel did not receive any salary or fees from the Fund prior to January 1, 1997. The remaining Directors of the Fund received the compensation shown below. Mr. Freedman became a Director on June 27, 1996, and received no compensation from the Fund before that date. The compensation from the Fund was paid during its fiscal year ended August 31, 1997. The compensation from all of the Denver-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1996.

                                                      Total Compensation
                              Aggregate               from all
                              Compensation            Denver-based
Name and Position             from Fund               Oppenheimer funds1

Robert G. Avis                $9,346                        $58,003
  Director



------------------------
1 For the 1996 calendar year.

                                                      Total Compensation
                              Aggregate               from all
                              Compensation            Denver-based
Name and Position             from Fund               Oppenheimer funds1

William a. Baker              $12,843                 $79,715
  Audit and Review
  Committee  Ex-Officio
  Member2  and Director

Charles Conrad, Jr.           $12,039                 $74,717
  Director3

Jon S. Fossel                 -                       None
  Director

Sam Freedman                  $4,754                  $29,502
  Audit and Review Committee
  Member2 and Director

Raymond J. Kalinowski         $11,951                 $74,173
  Audit and Review Committee
  Member2 and Director

C. Howard Kast                $11,951                 $74,173
  Audit and Review Committee
  Chairman2 and Director

Robert M. Kirchner            $12,039                 $74,717
  Director3

Ned M. Steel                  $9,346                  $58,003
  Director



------------------------
1 For the 1996 calendar year. 2 Committee positions effective July 1, 1997. 3 Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit and Review Committee.

Deferred Compensation Plan. The Board of Directors has adopted a Deferred Compensation Plan for disinterested trustees that enable them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds elected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Director's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

    o Major Shareholders. As of November 21, 1997 the only persons who owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C or Class Y shares was Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Dr. E Floor 3, Jacksonville, FL 32246, who owned 10,090,104.863 Class B shares (representing approximately 9.79% of the Fund's then outstanding Class B shares), 7,609,771.216 Class C shares (representing approximately 24.50% of the Fund's then outstanding Class C shares) and Mass Mutual Life Insurance Co., 1295 State Street, Springfield, MA 01111, who owned 655,561.172 Class Y shares (representing 100% of the Fund's then outstanding Class Y shares).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Corporation and two of whom (Ms. Macaskill and Mr. Swain) serve as directors of the Corporation.


    The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

    o The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Corporation on behalf of the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.


    Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. During the Fund's fiscal years ended June 30, 1995 and 1996, its fiscal period ended August 31, 1996 and its fiscal year ended August 31, 1997 the management fees paid by the Fund to the Manager were $8,976,524, $19,932,096, $4,428,137 and $34,036,569, respectively.

The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation, and to use the names "Oppenheimer" and "Main Street" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Corporation to use the names "Oppenheimer" and "Main Street" as part of its name and the name of the Fund may be withdrawn.


    o The Distributor. Under its General Distributor's Agreement with the Corporation, the Distributor acts as the Corporation's principal underwriter in the continuous public offering of shares of the Fund's Class A, Class B, Class C and Class Y shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, are borne by the Distributor. During the Fund's fiscal years ended June 30, 1995 and 1996 its fiscal period ended August 31, 1996 and its fiscal year ended August 31, 1997, the aggregate amount of sales charges on sales of the Fund's Class A shares was $36,545,570, $34,680,166, $5,372,166 and $25,549,129, respectively, of which the Distributor and an affiliated broker-dealer retained $8,951,501, $8,833,275, $1,443,507 and $6,671,014, respectively. During the Fund's fiscal years ended June 30, 1995 and 1996, the fiscal period ended August 31, 1996 and its fiscal year ended August 31, 1997, the contingent deferred sales charges collected on the Fund's Class B shares totaled $393,448, $2,198,614, $594,878 and $5,230,649, respectively, all of which the Distributor retained. During the Fund's fiscal years ended June 30, 1995 and 1996, the fiscal period ended August 31, 1996 and its fiscal year ended August 31, 1997, the contingent deferred sales charges collected on the Fund's Class C shares totaled $233,149, $204,629, $39,798 and $227,950, respectively, all of which the Distributor retained. During the fiscal year ended August 31, 1997 commissions paid to broker-dealers by the Distributor on sales of the Fund's Class B and Class C shares totaled $38,556,921 and $2,094,866, respectively. Of those amounts, $1,206,092 and $48,602 were paid to an affiliated broker-dealer. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," below.


     o The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

    Under the advisory agreement, the Manager is authorized to select brokers other than affiliates that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In connection with transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and thereby forego the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

    Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities for underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

    The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Directors permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

    The research services provided by brokers broadens the scope and supplements the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information as to the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.


    During the Fund's fiscal year ended August 31, 1997, the total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) was $10,046,510. Of that amount, during that same period, $5,358,032 was paid to brokers as commission in return for research services. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures described above.


Performance of the Fund


Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.


    The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1-, 5-, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

     o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula.

                    ( ERV ) 1/n
                    (-----) -1 = Average Annual Total Return ( P )


    The "average annual total returns" on an investment in Class A shares of the Fund (using the method described above) for the 1- and 5-year periods ended August 31, 1997 and for the period from February 3, 1988 (commencement of operations) to August 31, 1997 were 23.55%, 23.93% and 21.07%, respectively.

    The "average annual total return" on Class B shares for the 1-year period ended August 31, 1997 and for the period October 1, 1994 (commencement of the public offering of the class) to August 31, 1997 were 25.12% and 19.85%, respectively.

    The "average annual total return" on Class C shares for the 1-year period ended August 31, 1997 and for the period December 1, 1993 (commencement of the public offering of the class) to August 31, 1997 were 29.07% and 16.94%, respectively.


    o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                             ERV - P
                             ------- = Total Return
                                P

    In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5% for the first year, 4% for the second year, 3% for the third and fourth years, 2% for the fifth year, 1% for the sixth year, and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the 1-year period (or less). Class Y shares are not subject to a sales charge. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.


    The "cumulative total return" on Class A shares for the period from February 3, 1988 (commencement of operations) to August 31, 1997 was 524.01%. The "cumulative total return" on Class B shares for the period from October 1, 1994 (the commencement of the offering of the class) through August 31, 1997 was 69.57%. The "cumulative total return" on Class C shares for the period from December 1, 1993 (the commencement of the offering of the class) through August 31,

1997 was 79.82%. The Fund's Class Y shares are not subject to a sales charge. The "cumulative total return" on Class Y shares for the period from November 1, 1996 (the commencement of the offering of the class) through August 31, 1997 was 23.98%.

    o Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A, Class B, Class C or Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The "cumulative total return at net asset value" on the Fund's Class A shares for the period ended August 31, 1997 was 562.08%. The "cumulative total return" at net asset value for the Fund's Class B shares for the period ended August 31, 1997 was 72.57%. The "cumulative total return" at net asset value for the Fund's Class C shares for the period ended August 31, 1997 was 79.82%. The "cumulative total return" at net asset value for the Fund's Class Y shares for the period ended August 31, 1997 was 23.98%.


    Total return information may be useful to investors in reviewing the performance of the Fund and Class A, Class B, Class C or Class Y shares. However, when comparing total return of an investment in shares of the Fund with that of other alternatives, investors should understand that as the Fund is an equity fund seeking total return which includes capital appreciation, its shares are subject to greater market risks and volatility than shares of funds having more conservative investment objectives and policies and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B, Class C or Class Y shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other funds, (ii) all other "income & growth" funds and (iii) all other "income & growth" funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. The Fund may also compare its performance from time to time with that of Morgan Stanley Capital International index, a capitalized weighted index which is widely utilized as a measure of world wide stock market performance.


    From time to time, the Fund may publish the star ranking of the performance of its Class A, Class B, Class C or Class Y shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories; domestic stock funds, international stock funds, taxable bond funds an municipal bond funds, based on risk-adjusted total investment returns. The Fund is ranked among domestic stock funds. Investment return measures a fund's or class' 1-, 3-, 5- and 10-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in the fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class' 3-year ranking or its combined

3- and 5-year ranking (weighted 60%/40%, respectively, or its combined 3-, 5- and 10-year ranking (weighted 40%, 30% and 30% respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

    The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar's classification may be based on the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

    The total return on an investment in the Fund's Class A, Class B, Class C or Class Y shares may be compared with performance for the same period of the S&P 500 Index, as described in the Prospectus. The performance of the index includes a factor for the reinvestment of income dividends, but does not reflect reinvestment of capital gains, expenses or taxes. The performance of the Fund's Class A, Class B, Class C or Class Y shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.


    Investors may also wish to compare the Fund's returns to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

    From time to time, the Fund's Manager may publish rankings or ratings of the Manager or Transfer Agent or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

The Corporation has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Corporation will reimburse the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Directors of the Corporation, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class B and

Class C shares, that vote was cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund, respectively.


    In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the
Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

    Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Corporation's Board of Directors and its "Independent Directors" by a vote cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Directors.

    While the Plans are in effect, the Treasurer of the Corporation shall provide separate written reports to the Corporation's Board of Directors at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any such payment. The reports for the Class B Plan and Class C Plan shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, will be subject to the review and approval of the Independent Directors in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Directors of the Corporation who are not "interested persons" of the Corporation is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

    Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Corporation's Independent
Directors. The Board of Directors has set the fees at the maximum rate and set no minimum amount.


    For the fiscal year ended August 31, 1997 payments under the Class A Plan totaled $9,363,505, all of which was paid by the Distributor to Recipients, including $428,606, paid to an affiliated broker-dealer as reimbursement for Class A personal service and account maintenance services. For the fiscal year ended August 31, 1997, payments under the Class B Plan totaled $26,361,853, of which the Distributor paid $74,879 to an affiliated broker-dealer as reimbursement for Class B personal service and maintenance expenses, and retained $22,635,581, as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. For the fiscal year ended August 31, 1997, payments under the Class C Plan totaled $9,012,625, of which the Distributor paid $135,581, to an affiliated broker-dealer as reimbursement for Class C personal service and maintenance expenses, and retained $2,838,009, as reimbursement for Class C sales commissions and service fee advances, as well as financing costs.


    The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.


    Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. The Board has set no minimum holding period. All payments under the Class B and the Class C Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.


    Any unreimbursed expenses incurred with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered under the Class A Plan in subsequent fiscal quarters. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor. The Class B Plan and the Class C Plan allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described in the Prospectus. The asset-based sales charges paid to the Distributor by the Fund under the Class B Plan and the Class C Plan are intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay the Distributor for the following expenses in connection with the distribution of Class B and Class C shares: (i) financing the advance of the service fee payment to Recipients under the Class B and the Class C Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class B and Class C shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor will generally not accept any order at $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead. A Fourth Class of Shares may be purchased only by certain institutional investors at net asset value per share ("Class Y Shares").

    The four classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by expenses borne solely by that class, including the asset-based sales charges to which Class B and Class C shares are subject.

    The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

    The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B, Class C and Class Y shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Directors, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.


Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class

B, Class C and Class Y shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed (including weekends and holidays). Because the Fund's net asset value will not be calculated at those times, if securities held in the Fund's portfolio are traded at such time, the net asset values per share of Class A, Class B, Class C and Class Y shares of the Fund may be significantly affected at times when shareholders may not purchase or redeem shares.

    The Corporation's Board of Directors has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on the principal exchange for such security or NASDAQ that day (the "Valuation Date") or, in the absence of sales that day, at the last reported sale price preceding the Valuation Date if it is within the spread of the closing "bid" and "asked"
prices on the Valuation Date or, if not, the closing "bid" price on the Valuation Date; (ii) equity securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the Valuation Date, or, if unavailable, at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) a non-money market fund will value (x) debt instruments that had a maturity of more than 397 days when issued, (y) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and
(z) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;
(iv) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discount; and (v) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii) and (iii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.


    In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Directors to price any of the types of securities described above to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

    Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Directors or the Manager, under procedures established by the Board of Directors, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

    Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing bid and asked prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between bid and asked prices obtained by the Manager from two active market makers (which in certain cases may be the bid price if no asked price is available).

    When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.


AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal funds are received after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Rights of Accumulation and Letters of Intent because of the economies of sales efforts and in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor, dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, aunts, uncles, nieces, nephews, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings. Relations by virtue of a remarriage (step-children, step-parents, etc.) are included.


     o The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:


Oppenheimer Bond Fund Oppenheimer Bond Fund for Growth Oppenheimer Capital Appreciation Fund Oppenheimer Champion Income Fund Oppenheimer California Municipal Fund Oppenheimer Developing Markets Fund Oppenheimer Discovery Fund Oppenheimer Disciplined Value Fund Oppenheimer Disciplined Allocation Fund Oppenheimer Enterprise Fund Oppenheimer Equity Income Fund Oppenheimer Florida Municipal Fund Oppenheimer Global Fund Oppenheimer Global Growth & Income Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Growth Fund Oppenheimer High Yield Fund Oppenheimer Intermediate Municipal Fund Oppenheimer Insured Municipal Fund Oppenheimer International Bond Fund Oppenheimer International Growth Fund Oppenheimer International Small Company Fund Oppenheimer Life Span Balanced Fund Oppenheimer Life Span Growth Fund Oppenheimer Life Span Income Fund Limited Term New York Municipal Fund Oppenheimer Limited-Term Government Fund Oppenheimer Municipal Bond Fund Oppenheimer Mid-Cap Fund
Oppenheimer Main Street California Municipal Fund
Oppenheimer Main Street Income & Growth Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer New York Municipal Fund
Panorama Series Fund, Inc.
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Growth & Income Value
   Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Rochester Fund Municipals
Oppenheimer Series Fund, Inc.
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer U.S. Government Trust
and the following "Money Market Funds":

Centennial America Fund, L.P. Centennial California Tax Exempt Trust Centennial Government Trust Centennial Money Market Trust Centennial New York Tax Exempt Trust Centennial Tax Exempt Trust Oppenheimer Cash Reserves Oppenheimer Money Market Fund, Inc.


    There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except money market funds (under certain circumstances described herein, redemption proceeds of money market fund shares may be subject to a contingent deferred sales charge).


    o Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) applicable to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

    In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

    For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

    If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

    In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

    o Terms of Escrow That Apply to Letters of Intent.
      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either
(i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "Shareholder Account Rules and Policies," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If payments are made from a bank account to purchase shares of the Fund, the bank account will automatically be debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.


      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.


      The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans other than public school 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group or association has made special arrangements with the Distributor and all members of the group or association participating in or who are eligible to participate in the plan(s) purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution designated by the group. "Group retirement plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution, if that broker-dealer has made special arrangements with the Distributor enabling those plans to purchase Class A shares of the Fund at net asset value but subject to a contingent deferred sales charge.

      In addition to the discussion in the Prospectus relating to the ability of Retirement Plans to purchase Class A shares at net asset value in certain circumstances, there is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds by a Retirement Plan in the following cases:

      (i) the record keeping for the Retirement Plan is performed on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") and, on the date the plan sponsor signs the Merrill Lynch record keeping service agreement, the Retirement Plan has $3 million or more in assets invested in mutual funds other than those advised or managed by Merrill Lynch Asset

Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

      (ii) the record keeping for the Retirement Plan is performed on a daily valuation basis by an independent record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the Merrill Lynch record keeping service agreement, the Plan must have $3 million or more is assets, excluding assets held in money market funds, invested in Applicable Investments; or

      (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the plan sponsor signs the Merrill Lynch record keeping service agreement.

      If a Retirement Plan's records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract or alliance arrangement with Merrill Lynch, and if on the date the plan sponsor signs the Merrill Lynch record keeping service agreement the Retirement Plan has less the $3 million in assets, excluding money market funds, invested in Applicable Investments, then the Retirement Plan may purchase only Class B shares of one or more of the Oppenheimer funds. Otherwise, the Retirement Plan will be permitted to purchase Class A shares of one or more of the Oppenheimer funds. Any of those Retirement Plans that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund once the Plan's Applicable Investments have reached $5 million.

      Any redemptions of shares of the Fund held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently invested in Class B shares of the Fund shall not be subject to the Class B contingent deferred sales charge.


Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

o Involuntary Redemptions. The Board of Directors has the right to cause the involuntary redemption of the shares held in any Fund account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Directors will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, and the provisions of Maryland law, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

o Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors of the Corporation may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial or contingent deferred sales charge, or (ii)
Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfer of Shares. Shares are not subject to the payment of a contingent deferred sales charge at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.


Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the

Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants, other than self-employed persons, maintaining a plan account in their own name, in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified taxpayer identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.


Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date selected in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B or the Class C contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B Sales or Class C Sales Charges").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Share certificates are not issued for Class B or Class C shares. Upon written request from the Planholder, the Transfer Agent will determine the number of Class A shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate. If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares


      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except, Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial America Fund, L.P. which only offer Class A shares and Oppenheimer Main Street California Municipal Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the distributor at 1-800-525-7048.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distribution from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged Class A shares (18 months for shares purchased prior to May 1, 1997), the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.


      When Class A, Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class A, Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans, Checkwriting, if available, and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Board of Directors and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.


      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year, and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.


Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

      If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of the Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices of shareholders. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income of the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

Independent Auditors' Report

================================================================================
The Board of Directors and Shareholders of Oppenheimer Main Street Income & Growth Fund:


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street Income & Growth Fund as of August 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the two months ended August 31, 1996 and the year ended June 30, 1996, and the financial highlights for the period July 1, 1992 to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
           In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street Income & Growth Fund at August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/S/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP


Denver, Colorado
September 22, 1997

Statement of Investments August 31, 1997


                                                                    Market Value
                                                        Shares       See Note 1
================================================================================
Common Stocks--85.8%
--------------------------------------------------------------------------------
Basic Materials--3.3%
--------------------------------------------------------------------------------
Chemicals--3.3%
Du Pont (E.I.) De Nemours & Co.                        1,000,000     $62,312,500
--------------------------------------------------------------------------------
International Flavors & Fragrances, Inc.               1,092,000      55,828,500
--------------------------------------------------------------------------------
Monsanto Co.                                           2,065,500      90,752,906
--------------------------------------------------------------------------------
Morton International, Inc.                             1,300,000      43,225,000
--------------------------------------------------------------------------------
Olin Corp.                                               275,100      12,241,950
--------------------------------------------------------------------------------
Sigma-Aldrich Corp.                                      900,000      29,362,500
                                                                     -----------
                                                                     293,723,356

--------------------------------------------------------------------------------
Consumer Cyclicals--13.8%
--------------------------------------------------------------------------------
Autos & Housing--0.7%
Oakwood Homes Corp.                                      345,200       9,363,550
--------------------------------------------------------------------------------
Stanley Works (The)                                    1,182,500      50,330,156
                                                                     -----------
                                                                      59,693,706

--------------------------------------------------------------------------------
Leisure & Entertainment--7.9%
Disney (Walt) Co.                                        455,000      34,949,687
--------------------------------------------------------------------------------
Gaylord Entertainment Co., Cl. A                       1,553,035      36,205,128
--------------------------------------------------------------------------------
Hilton Hotels Corp.                                    2,485,000      76,258,437
--------------------------------------------------------------------------------
ITT Corp. (New)(1)                                       800,000      50,250,000
--------------------------------------------------------------------------------
Marriott International, Inc.                           1,295,000      86,198,437
--------------------------------------------------------------------------------
McDonald's Corp.                                       5,382,500     254,659,531
--------------------------------------------------------------------------------
Mirage Resorts, Inc.(1)                                1,700,000      45,581,250
--------------------------------------------------------------------------------
Time Warner, Inc.                                      2,124,900     109,432,350
                                                                     -----------
                                                                     693,534,820

--------------------------------------------------------------------------------
Media--1.6%
Cox Communications, Inc., Cl. A(1)                     1,060,000      28,686,250
--------------------------------------------------------------------------------
Evergreen Media Corp., Cl. A(1)                          500,000      23,937,500
--------------------------------------------------------------------------------
Omnicom Group, Inc.                                    1,027,900      69,640,225
--------------------------------------------------------------------------------
Scholastic Corp.(1)                                      525,000      17,981,250
                                                                     -----------
                                                                     140,245,225

--------------------------------------------------------------------------------
Retail: General--1.3%
Federated Department Stores, Inc.(1)                   1,974,500      82,929,000
--------------------------------------------------------------------------------
May Department Stores Cos.                               629,400      33,869,587
                                                                     -----------
                                                                     116,798,587


11   Oppenheimer Main Street Income & Growth Fund

                                                                    Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Retail: Specialty--2.3%
AutoZone, Inc.(1)                                      1,000,000     $28,250,000
--------------------------------------------------------------------------------
CVS Corp.                                                889,000      50,117,375
--------------------------------------------------------------------------------
Gap, Inc. (The)                                        2,250,000      99,984,375
--------------------------------------------------------------------------------
Tiffany & Co.                                            509,100      23,036,775
                                                                     -----------
                                                                     201,388,525

--------------------------------------------------------------------------------
Consumer Non-Cyclicals--19.0%
--------------------------------------------------------------------------------
Beverages--2.2%
Anheuser-Busch Cos., Inc.                              3,061,000     130,475,125
--------------------------------------------------------------------------------
PepsiCo, Inc.                                          1,675,000      60,300,000
                                                                     -----------
                                                                     190,775,125

--------------------------------------------------------------------------------
Food--3.0%
CPC International, Inc.                                  527,100      46,977,787
--------------------------------------------------------------------------------
H.J. Heinz Co.                                           900,000      37,462,500
--------------------------------------------------------------------------------
Nabisco Holdings Corp., Cl. A                          1,069,600      44,388,400
--------------------------------------------------------------------------------
Ralston-Ralston Purina Group                             800,200      72,018,000
--------------------------------------------------------------------------------
Unilever NV, NY Shares                                   300,000      60,375,000
                                                                     -----------
                                                                     261,221,687

--------------------------------------------------------------------------------
Healthcare/Drugs--7.7%
American Home Products Corp.                           1,000,000      72,000,000
--------------------------------------------------------------------------------
Amgen, Inc.(1)                                         1,630,000      80,786,875
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                               1,100,000      83,600,000
--------------------------------------------------------------------------------
Dura Pharmaceuticals, Inc.(1)                            300,000      10,687,500
--------------------------------------------------------------------------------
Johnson & Johnson                                      2,000,000     113,375,000
--------------------------------------------------------------------------------
Lilly (Eli) & Co.                                        416,000      43,524,000
--------------------------------------------------------------------------------
Merck & Co., Inc.                                      1,305,000     119,815,312
--------------------------------------------------------------------------------
Schering-Plough Corp.                                  1,544,800      74,150,400
--------------------------------------------------------------------------------
Warner-Lambert Co.                                       600,000      76,237,500
                                                                     -----------
                                                                     674,176,587

--------------------------------------------------------------------------------
Healthcare/Supplies & Services--2.7%
Bard (C.R.), Inc.                                      1,075,000      37,087,500
--------------------------------------------------------------------------------
Becton, Dickinson & Co.                                  819,200      39,270,400
--------------------------------------------------------------------------------
Boston Scientific Corp.(1)                               853,050      60,140,025
--------------------------------------------------------------------------------
Cardinal Health, Inc.                                    493,400      32,687,750
--------------------------------------------------------------------------------
HEALTHSOUTH Corp.(1)                                   1,500,000      37,406,250
--------------------------------------------------------------------------------
Medtronic, Inc.                                          375,000      33,890,625
                                                                     -----------
                                                                     240,482,550


12   Oppenheimer Main Street Income & Growth Fund

                                                                    Market Value
                                                         Shares       See Note 1
--------------------------------------------------------------------------------
Household Goods--0.6%
Avon Products, Inc.                                      883,800     $56,618,438
--------------------------------------------------------------------------------
Tobacco--2.8%
Philip Morris Cos., Inc.                               3,675,000     160,321,875
--------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                             2,500,000      87,031,250
                                                                     -----------
                                                                     247,353,125

--------------------------------------------------------------------------------
Energy--5.5%
--------------------------------------------------------------------------------
Energy Services & Producers--1.7%
Apache Corp.                                             750,000      29,765,625
--------------------------------------------------------------------------------
Nabors Industries, Inc.(1)                               700,000      24,106,250
--------------------------------------------------------------------------------
Schlumberger Ltd.                                      1,220,000      92,948,750
                                                                     -----------
                                                                     146,820,625

--------------------------------------------------------------------------------
Oil-Integrated--3.8%
Atlantic Richfield Co.                                 1,050,000      78,750,000
--------------------------------------------------------------------------------
Exxon Corp.                                            1,300,000      79,543,750
--------------------------------------------------------------------------------
Mobil Corp.                                              440,000      32,010,000
--------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                     740,000      37,555,000
--------------------------------------------------------------------------------
Texaco, Inc.                                             675,000      77,793,750
--------------------------------------------------------------------------------
Unocal Corp.                                             625,000      24,414,063
                                                                     -----------
                                                                     330,066,563

--------------------------------------------------------------------------------
Financial--18.0%
--------------------------------------------------------------------------------
Banks--7.2%
BankAmerica Corp.                                      1,200,000      78,975,000
--------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                              900,000     100,068,750
--------------------------------------------------------------------------------
Citicorp                                                 550,000      70,193,750
--------------------------------------------------------------------------------
Commercial Federal Corp.                                 562,500      23,660,156
--------------------------------------------------------------------------------
First America Bank Corp.                                 409,950      21,112,425
--------------------------------------------------------------------------------
KeyCorp                                                  600,000      36,375,000
--------------------------------------------------------------------------------
Mellon Bank Corp.                                        435,000      20,934,375
--------------------------------------------------------------------------------
Northern Trust Corp.                                     415,000      22,046,875
--------------------------------------------------------------------------------
Societe Generale                                         500,000      62,026,983
--------------------------------------------------------------------------------
Summit Bancorp                                           745,000      44,234,375
--------------------------------------------------------------------------------
U.S. Bancorp.                                            350,700      30,708,169
--------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA, Sponsored GDR Representing 500 Units of one Preferred Share of Unibanco and one
Preferred Share of Unibanco Ho1dings SA(1)             1,000,000      35,000,000
--------------------------------------------------------------------------------
Union Planters Corp.                                     400,000      20,500,000
--------------------------------------------------------------------------------
Wells Fargo & Co.                                        283,333      72,037,415
                                                                     -----------
                                                                     637,873,273


13   Oppenheimer Main Street Income & Growth Fund

                                                                    Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Diversified Financial--8.9%
AMBAC Financial Group, Inc.                              157,200     $12,703,725
--------------------------------------------------------------------------------
American Express Co.                                   2,758,400     214,465,600
--------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                    977,200      56,738,675
--------------------------------------------------------------------------------
Fannie Mae                                             1,006,000      44,264,000
--------------------------------------------------------------------------------
MBNA Corp.                                             1,170,000      44,971,875
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                200,000      12,300,000
--------------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.            2,621,200     126,145,250
--------------------------------------------------------------------------------
Student Loan Marketing Assn.                             400,000      54,200,000
--------------------------------------------------------------------------------
Travelers Group, Inc.                                  3,402,934     216,086,309
                                                                     -----------
                                                                     781,875,434

--------------------------------------------------------------------------------
Insurance--1.9%
Allstate Corp.                                         1,130,500      82,597,156
--------------------------------------------------------------------------------
Everest Reinsurance Holdings, Inc.                       890,000      32,206,875
--------------------------------------------------------------------------------
Hartford Life, Inc., Cl. A                               139,000       5,186,438
--------------------------------------------------------------------------------
St. Paul Cos., Inc.                                      649,500      47,657,063
                                                                     -----------
                                                                     167,647,532

--------------------------------------------------------------------------------
Industrial--6.5%
--------------------------------------------------------------------------------
Electrical Equipment--3.6%
AMP, Inc.                                              1,175,000      58,750,000
--------------------------------------------------------------------------------
Emerson Electric Co.                                     600,000      32,812,500
--------------------------------------------------------------------------------
General Electric Co.                                     900,000      56,250,000
--------------------------------------------------------------------------------
Grainger (W.W.), Inc.                                    504,500      44,805,906
--------------------------------------------------------------------------------
Honeywell, Inc.                                          100,000       6,912,500
--------------------------------------------------------------------------------
Hubbell, Inc., Cl. B                                     606,500      27,823,188
--------------------------------------------------------------------------------
Raychem Corp.                                            433,100      40,305,369
--------------------------------------------------------------------------------
Westinghouse Electric Corp.                            2,062,000      53,096,500
                                                                     -----------
                                                                     320,755,963

--------------------------------------------------------------------------------
Industrial Materials--0.2%
Bemis Co., Inc.                                          415,600      18,260,425
--------------------------------------------------------------------------------
Industrial Services--1.3%
Donnelley (R.R.) & Sons Co.                            1,100,000      42,831,250
--------------------------------------------------------------------------------
Interpublic Group of Cos., Inc.                        1,526,850      74,433,938
                                                                     -----------
                                                                     117,265,188

--------------------------------------------------------------------------------
Manufacturing--1.4%
American Standard Cos., Inc.(1)                          950,000      44,650,000
--------------------------------------------------------------------------------
Avery-Dennison Corp.                                   1,453,900      59,700,769
--------------------------------------------------------------------------------
Sealed Air Corp.(1)                                      390,900      20,277,938
                                                                     -----------
                                                                     124,628,707


14   Oppenheimer Main Street Income & Growth Fund

                                                                    Market Value
                                                         Shares      See Note 1
--------------------------------------------------------------------------------
Technology--17.6%
--------------------------------------------------------------------------------
Computer Hardware--7.9%
Adaptec, Inc.(1)                                       1,440,000     $69,120,000
--------------------------------------------------------------------------------
Cabletron Systems, Inc.(1)                             1,815,000      54,903,750
--------------------------------------------------------------------------------
Compaq Computer Corp.(1)                                 987,500      64,681,250
--------------------------------------------------------------------------------
Diebold, Inc.                                            400,000      18,550,000
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                      660,000      40,466,250
--------------------------------------------------------------------------------
International Business Machines Corp.                  3,210,000     323,808,750
--------------------------------------------------------------------------------
Seagate Technology, Inc.(1)                            1,074,600      41,036,288
--------------------------------------------------------------------------------
Sun Microsystems, Inc.(1)                              1,700,000      81,600,000
                                                                     -----------
                                                                     694,166,288

--------------------------------------------------------------------------------
Computer Software--2.8%
Automatic Data Processing, Inc.                          500,000      22,781,250
--------------------------------------------------------------------------------
BMC Software, Inc.(1)                                    810,000      50,726,250
--------------------------------------------------------------------------------
First Data Corp.                                       1,853,600      76,113,450
--------------------------------------------------------------------------------
Microsoft Corp.(1)                                       530,000      70,059,375
--------------------------------------------------------------------------------
Sungard Data Systems, Inc.(1)                            484,000      25,228,500
                                                                     -----------
                                                                     244,908,825

--------------------------------------------------------------------------------
Electronics--3.1%
General Motors Corp., Cl. H                              500,900      31,838,456
--------------------------------------------------------------------------------
Intel Corp.                                            1,000,000      92,125,000
--------------------------------------------------------------------------------
LSI Logic Corp.(1)                                       700,000      22,531,250
--------------------------------------------------------------------------------
Solectron Corp.(1)                                       800,000      33,500,000
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                  215,000      24,429,375
--------------------------------------------------------------------------------
Thermo Electron Corp.(1)                                 837,500      33,709,375
--------------------------------------------------------------------------------
Waters Corp.(1)                                          500,000      16,656,250
--------------------------------------------------------------------------------
Xilinx, Inc.(1)                                          450,000      21,375,000
                                                                     -----------
                                                                     276,164,706

--------------------------------------------------------------------------------
Telecommunications-Technology--3.8%
ADC Telecommunications, Inc.(1)                          600,000      22,275,000
--------------------------------------------------------------------------------
Ascend Communications, Inc.(1)                           800,000      33,950,000
--------------------------------------------------------------------------------
Cisco Systems, Inc.(1)                                   875,000      65,953,125
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                800,000      62,300,000
--------------------------------------------------------------------------------
Millicom, Inc.(1)                                         75,000              --
--------------------------------------------------------------------------------
QUALCOMM, Inc.(1)                                        350,000      16,187,500
--------------------------------------------------------------------------------
Tellabs, Inc.(1)                                         880,000      52,525,000
--------------------------------------------------------------------------------
WorldCom, Inc.                                         2,726,048      81,611,062
                                                                     -----------
                                                                     334,801,687


15   Oppenheimer Main Street Income & Growth Fund

                                                                    Market Value
                                                        Shares       See Note 1
--------------------------------------------------------------------------------
Utilities--2.1%
--------------------------------------------------------------------------------
Gas Utilities--1.0%
Consolidated Natural Gas Co.                             701,600     $41,438,250
--------------------------------------------------------------------------------
Sonat, Inc.                                              950,000      47,321,875
                                                                     -----------
                                                                      88,760,125

--------------------------------------------------------------------------------
Telephone Utilities--1.1%
GTE Corp.                                              1,000,000      44,562,500
--------------------------------------------------------------------------------
SBC Communications, Inc.                                 520,000      28,275,000
--------------------------------------------------------------------------------
Teleport Communications Group, Inc., Cl. A(1)            645,000      23,461,875
                                                                     -----------
                                                                      96,299,375
                                                                     -----------
Total Common Stocks (Cost $5,766,939,363)                          7,556,306,447

================================================================================
Other Securities--0.9%
--------------------------------------------------------------------------------
Cia de Inversiones en Telecomunicaciones SA,
7% Provisionally Redeemable Income Debt
Exchangeable for Stock, 3/3/98(2)                        225,000      14,540,625
--------------------------------------------------------------------------------
Continental Airlines Finance Trust, 8.50% Cv.
Trust Originated Preferred Securities(2)                 125,000      10,171,875
--------------------------------------------------------------------------------
Houston Industries, Inc., 7% Automatic Common
Exchange Securities, Exchangeable for Time
Warner, Inc. Common Stock, 7/1/00                        703,000      35,677,250
--------------------------------------------------------------------------------
James River Corp. of Virginia, Depositary
Shares each representing a one-hundredth
interest in a share of Series P, 9% Cum. Cv.
Preferred Stock, Dividend Enhanced
Convertible Stock                                        500,000      19,062,500
                                                                     -----------
Total Other Securities (Cost $60,806,633)                             79,452,250

                                                       Units
================================================================================
Rights, Warrants and Certificates--0.0%
--------------------------------------------------------------------------------
American Satellite Network, Inc. Wts., Exp.
6/99 (Cost $0)                                            18,750              --

                                                       Face
                                                       Amount
================================================================================
U.S. Government Obligations--6.8%
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
6.50%, 11/15/26                                        $249,950,000  245,185,442
6.625%, 2/15/27                                        147,500,000   147,269,599
STRIPS, Zero Coupon, 6.929%, 5/15/21(3)                762,000,000   154,822,294
--------------------------------------------------------------------------------
U.S. Treasury Nts., 5%, 1/31/98                        50,000,000     49,890,648
                                                                     -----------
Total U.S. Government Obligations (Cost $586,123,733)                597,167,983


16   Oppenheimer Main Street Income & Growth Fund

                                                     Face           Market Value
                                                     Amount         See Note 1
================================================================================
Convertible Corporate Bonds and Notes--0.6%
--------------------------------------------------------------------------------
ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                $12,800,000     $13,040,000
--------------------------------------------------------------------------------
Continental Airlines, Inc., 6.75%
Cv. Sub. Nts., 4/15/06(2)                             15,000,000      20,493,750
--------------------------------------------------------------------------------
Corporate Express, Inc., 4.50% Cv. Sub. Nts., 7/1/00  10,000,000       9,200,000
--------------------------------------------------------------------------------
Saks Holdings, Inc., 5.50% Cv. Sub. Nts., 9/15/06      4,800,000       4,254,000
--------------------------------------------------------------------------------
Time Warner, Inc., Zero Coupon Cv. Sr. Sub. Nts.,
10.178%, 6/22/13(3)                                   20,000,000       9,500,000
                                                                     -----------
Total Convertible Corporate Bonds and Notes
(Cost $51,650,380)                                                    56,487,750

================================================================================
Short-Term Notes--5.1%
Associates Corp. of North America, 5.52%, 9/2/97(4)   100,000,000     99,984,667
--------------------------------------------------------------------------------
CIESCO, L.P., 5.50%, 9/3/97(4)                         50,000,000     49,984,722
--------------------------------------------------------------------------------
CIESCO, L.P., 5.52%, 9/30/97(4)                        50,000,000     49,777,667
--------------------------------------------------------------------------------
Ford Motor Credit Co., 5.51%, 9/4/97(4)                50,000,000     49,977,042
--------------------------------------------------------------------------------
General Electric Capital Corp., 5.50%, 9/8/97(4)       50,000,000     49,946,528
--------------------------------------------------------------------------------
General Electric Capital Services, Inc.,
5.50%, 9/18/97(4)                                      50,000,000     49,870,139
--------------------------------------------------------------------------------
Goldman Sachs Group, L.P., 5.53%, 9/15/97(4)           50,000,000     49,892,472
--------------------------------------------------------------------------------
Goldman Sachs Group, L.P., 5.60%, 9/12/97(4)           50,000,000     49,915,819
                                                                     -----------
Total Short-Term Notes (Cost $449,349,056)                           449,349,056

================================================================================
Repurchase Agreements--0.5%
--------------------------------------------------------------------------------
Repurchase agreement with J.P. Morgan Securities, Inc., 5.55%, dated 8/29/97, to be repurchased at $46,628,737 on 9/2/97, collateralized by U.S. Treasury Bonds, 7.25%-11.25%, 2/15/03-8/15/19, with a value of $44,461,925 and U.S. Treasury
Nts., 5.875%, 10/31/98, with a value of $3,115,499
(Cost $46,600,000)                                    46,600,000      46,600,000
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $6,961,469,165)           99.7%  8,785,363,486
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                              0.3      26,219,659
                                                      ----------  --------------
Net Assets                                                 100.0  $8,811,583,145
                                                      ==========  ==============

1. Non-income producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $45,206,250 or 0.51% of the Fund's net assets, at August 31, 1997. 3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase. 4. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. See accompanying Notes to Financial Statements.


17   Oppenheimer Main Street Income & Growth Fund

Statement of Assets and Liabilities August 31, 1997


================================================================================
Assets
Investments, at value (cost $6,961,469,165)--
see accompanying statement                                        $8,785,363,486
--------------------------------------------------------------------------------
Receivables:
Investments sold                                                      38,951,695
Shares of capital stock sold                                          19,610,548
Interest and dividends                                                18,056,937
Daily variation on futures contracts--Note 5                             119,250
--------------------------------------------------------------------------------
Other                                                                    167,921
                                                                  --------------
Total assets                                                       8,862,269,837

================================================================================
Liabilities
Bank overdraft                                                         3,282,404
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                 32,709,961
Shares of capital stock redeemed                                       8,103,035
Distribution and service plan fees                                     3,687,556
Transfer and shareholder servicing agent fees                          1,340,737
Shareholder reports                                                      833,993
Directors' fees                                                            2,713
Other                                                                    726,293
                                                                  --------------
Total liabilities                                                     50,686,692

================================================================================
Net Assets                                                        $8,811,583,145
                                                                  ==============

================================================================================
Composition of Net Assets
Par value of shares of capital stock                              $    2,609,937
--------------------------------------------------------------------------------
Additional paid-in capital                                         6,568,618,744
--------------------------------------------------------------------------------
Undistributed net investment income                                   17,874,940
--------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions                                                399,302,803
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and
translation of assets and liabilities denominated
in foreign currencies                                              1,823,176,721
                                                                  --------------
Net assets                                                        $8,811,583,145
                                                                  ==============


18   Oppenheimer Main Street Income & Growth Fund

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $4,457,349,230 and 131,610,122 shares of capital stock outstanding) $33.87 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price) $35.94
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,307,851,818 and 98,285,988
shares of capital stock outstanding)                                      $33.66
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,030,131,940 and 30,618,749
shares of capital stock outstanding)                                      $33.64
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $16,250,157 and 478,846 shares of capital stock outstanding) $33.94

See accompanying Notes to Financial Statements.


19   Oppenheimer Main Street Income & Growth Fund

Statement of Operations For the Year Ended August 31, 1997


================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $381,901)            $ 89,719,895
--------------------------------------------------------------------------------
Interest                                                              75,478,119
                                                                    ------------
Total income                                                         165,198,014

================================================================================
Expenses
Distribution and service plan fees--Note 4:
Class A                                                                9,363,505
Class B                                                               26,361,853
Class C                                                                9,012,625
--------------------------------------------------------------------------------
Management fees--Note 4                                               34,036,569
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                6,936,594
Class B                                                                4,648,686
Class C                                                                1,630,109
Class Y                                                                    3,033
--------------------------------------------------------------------------------
Shareholder reports                                                    2,873,972
--------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                  174,708
Class B                                                                  272,409
Class C                                                                   34,602
Class Y                                                                    4,552
--------------------------------------------------------------------------------
Custodian fees and expenses                                              305,026
--------------------------------------------------------------------------------
Legal and auditing fees                                                  128,966
--------------------------------------------------------------------------------
Directors' fees and expenses                                              84,269
--------------------------------------------------------------------------------
Insurance expenses                                                        34,028
--------------------------------------------------------------------------------
Other                                                                    255,375
                                                                    ------------
Total expenses                                                        96,160,881

================================================================================
Net Investment Income                                                 69,037,133

================================================================================
Realized and Unrealized Gain Net realized gain on:
Investments                                                          395,924,250
Closing of futures contracts                                          32,337,089
Foreign currency transactions                                          8,205,249
                                                                  --------------
Net realized gain                                                    436,466,588
--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                        1,409,166,629
Translation of assets and liabilities denominated in
foreign currencies                                                     1,556,838
                                                                  --------------
Net change                                                         1,410,723,467
                                                                  --------------
Net realized and unrealized gain                                   1,847,190,055

================================================================================
Net Increase in Net Assets Resulting from Operations              $1,916,227,188
                                                                  ==============

See accompanying Notes to Financial Statements.

20   Oppenheimer Main Street Income & Growth Fund

Statements of Changes in Net Assets


                                               Year Ended August 31,                  Year Ended
                                               1997               1996(1)             June 30, 1996
=====================================================================================================
Operations
Net investment income                           $   69,037,133     $   11,737,246      $   52,326,689
-----------------------------------------------------------------------------------------------------
Net realized gain                                  436,466,588         38,637,876         384,233,192
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
or depreciation                                  1,410,723,467       (240,283,299)        352,369,554
                                                --------------     --------------      --------------
Net increase (decrease) in net assets
resulting from operations                        1,916,227,188       (189,908,177)        788,929,435

=====================================================================================================
Dividends  and  Distributions  to  Shareholders  Dividends  from net  investment income:
Class A                                            (48,672,471)                --         (40,531,298)
Class B                                            (14,534,654)                --         (11,334,670)
Class C                                             (4,918,987)                --          (5,305,754)
Class Y                                                (39,313)                --                  --
-----------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                           (230,404,395)                --          (7,115,385)
Class B                                           (151,242,446)                --          (3,165,821)
Class C                                            (54,897,836)                --          (1,650,409)
Class Y                                                    (67)                --                  --

=====================================================================================================
Capital Stock  Transactions  Net increase in net assets  resulting  from capital stock transactions--Note 2:
Class A                                            576,537,290         98,647,005         790,272,185
Class B                                            898,948,324        169,401,905         986,624,829
Class C                                            114,188,051         27,973,044         178,504,196
Class Y                                             15,023,989                 --                  --

=====================================================================================================
Net Assets
Total increase                                   3,016,214,673        106,113,777       2,675,227,308
-----------------------------------------------------------------------------------------------------
Beginning of period                              5,795,368,472      5,689,254,695       3,014,027,387
                                                --------------     --------------      --------------
End of period (including undistributed net
investment income of $17,874,940,
$17,097,695 and $1,372,571, respectively)       $8,811,583,145     $5,795,368,472      $5,689,254,695
                                                ==============     ==============      ==============

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
See accompanying Notes to Financial Statements.

21   Oppenheimer Main Street Income & Growth Fund

Financial Highlights


                                                                                          Class A
                                                  ----------------------------------------------------------------------------------
                                                  Year Ended August 31,           Year Ended June 30,
                                                  1997         1996(3)            1996           1995           1994         1993
====================================================================================================================================
Per Share Operating Data:
Net asset value, beginning
of period                                         $27.95        $28.89             $24.07        $20.40         $19.88       $15.46
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .39           .07                .40           .47            .37          .16
Net realized and unrealized
gain (loss)                                         7.91         (1.01)              4.93          3.66           2.50         6.65
                                                  ------        ------             ------        ------         ------       ------
Total income (loss) from
investment operations                               8.30          (.94)              5.33          4.13           2.87         6.81
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                                   (.40)           --               (.43)         (.46)          (.36)        (.19)
Distributions from net
realized gain                                      (1.98)           --               (.08)           --             --        (2.20)
Distributions in excess of gains                      --            --                 --            --          (1.99)          --
                                                  ------        ------             ------        ------         ------       ------
Total dividends and
distributions to shareholders                      (2.38)           --               (.51)         (.46)         (2.35)       (2.39)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $33.87        $27.95             $28.89        $24.07         $20.40       $19.88
                                                  ======        ======             ======        ======         ======       ======

====================================================================================================================================
Total Return, at Net
Asset Value(5)                                     31.09%        (3.25)%            22.26%        20.52%         14.34%       46.38%

====================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in millions)                                     $4,457        $3,143             $3,147        $1,924           $740          $58
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                  $3,857        $3,090             $2,516        $1,319           $270          $39
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                               1.29%         1.57%(6)           1.55%         2.31%          2.46%        1.02%
Expenses                                            0.94%         0.98%(6)           0.99%         1.07%          1.28%        1.46%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                          61.7%         17.5%              92.6%        101.3%         199.4%       283.0%
Average brokerage
commission rate(8)                               $0.0604       $0.0590            $0.0571            --             --           --

1. For the period from November 1, 1996 (inception of offering) to August 31, 1997. 2. For the period from December 1, 1993 (inception of offering) to June 30, 1994. 3. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31. 4. For the period from October 1, 1994 (inception of offering) to June 30, 1995. 5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


22    Oppenheimer Main Street Income & Growth Fund

Financial Highlights




Class B                                                   Class C                                                         Class Y
--------------------------------------------------        --------------------------------------------------------        ---------
                                                                                                                          Period
                                                                                                                          Ended
Year Ended August 31,         Year Ended June 30,         Year Ended August 31,       Year Ended June 30,                 Aug. 31,
1997         1997(3)          1996         1995(4)        1997         1996(3)        1996       1995       1994(2)       1997(1)
====================================================================================================================================
 $27.79       $28.77          $24.00       $21.49         $27.78       $28.75         $23.97     $20.33     $20.76        $29.55
------------------------------------------------------------------------------------------------------------------------------------
    .17          .04             .23          .25            .16          .04            .21        .33        .13           .41
   7.86        (1.02)           4.87         2.54           7.85        (1.01)          4.88       3.62       (.42)         6.30
 ------       ------          ------       ------         ------       ------         ------     ------     ------        ------

   8.03         (.98)           5.10         2.79           8.01         (.97)          5.09       3.95       (.29)         6.71
------------------------------------------------------------------------------------------------------------------------------------


   (.18)          --            (.25)        (.28)          (.17)          --           (.23)      (.31)      (.14)         (.34)

  (1.98)          --            (.08)          --          (1.98)          --           (.08)        --         --         (1.98)
     --           --              --           --             --           --             --         --         --            --
 ------       ------          ------       ------         ------       ------         ------     ------     ------        ------

  (2.16)          --            (.33)        (.28)         (2.15)          --           (.31)      (.31)      (.14)        (2.32)
------------------------------------------------------------------------------------------------------------------------------------
 $33.66       $27.79          $28.77       $24.00         $33.64       $27.78         $28.75     $23.97     $20.33        $33.94
 ======    =========      ==========    =========      =========    =========     ==========  =========  =========     =========

====================================================================================================================================

  30.12%       (3.41)%         21.34%       13.15%         30.07%       (3.37)%        21.35%     19.63%     (0.97)%       23.98%

====================================================================================================================================


 $3,308       $1,909          $1,800         $628         $1,030         $744           $741       $462       $170           $16
------------------------------------------------------------------------------------------------------------------------------------
 $2,642       $1,818          $1,155         $249           $904         $730           $588       $325        $72            $5
------------------------------------------------------------------------------------------------------------------------------------

   0.53%        0.82%(6)        0.74%        1.25%(6)       0.54%        0.82%(6)       0.80%      1.57%      1.86%(6)      1.58%(6)
   1.69%        1.74%(6)        1.76%        1.89%(6)       1.69%        1.73%(6)       1.74%      1.82%      2.11%(6)      0.65%(6)
------------------------------------------------------------------------------------------------------------------------------------
   61.7%        17.5%           92.6%       101.3%          61.7%        17.5%          92.6%     101.3%     199.4%         61.7%

$0.0604      $0.0590         $0.0571           --        $0.0604      $0.0590        $0.0571         --         --       $0.0604

6. Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1997 were $5,941,676,446 and $3,997,312,471, respectively. 8.
Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities. See accompanying Notes to Financial Statements.

23 Oppenheimer Main Street Income & Growth Fund

Notes to Financial Statements

================================================================================
1. Significant Accounting Policies
Oppenheimer Main Street Income & Growth Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


24   Oppenheimer Main Street Income & Growth Fund

================================================================================
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
              The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


25   Oppenheimer Main Street Income & Growth Fund

================================================================================
1. Significant Accounting Policies (continued)
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
              During the period ended August 31, 1997, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended August 31, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $94,463, an increase in accumulated net realized gain on investments of $120,688, and a decrease in paid-in capital of $26,225.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


26   Oppenheimer Main Street Income & Growth Fund

================================================================================
2. Capital Stock
The Fund has authorized 420 million shares of $.01 par value capital stock (200 million for Class A, 150 million for Class B, 50 million for Class C and 20 million for Class Y). Transactions in shares of capital stock were as follows:


                             Period Ended August 31,
                  Year Ended August 31, 1997(2)                 1996(1)                   Year Ended June 30, 1996
               ----------------------------------- --------------------------------- -----------------------------------
               Shares           Amount             Shares          Amount            Shares           Amount
------------------------------------------------------------------------------------------------------------------------
Class A:
Sold              33,556,681      $1,034,114,167      7,371,957    $  205,620,158       45,286,889      $1,228,619,819
Dividends and
distributions
reinvested         9,085,326         266,799,418             --                --        1,659,231          45,287,552
Redeemed         (23,475,410)       (724,376,295)    (3,858,492)     (106,973,153)     (17,949,894)       (483,635,186)
                ------------      --------------    -----------    --------------     ------------      --------------
Net increase      19,166,597      $  576,537,290      3,513,465    $   98,647,005       28,996,226      $  790,272,185
                ============      ==============    ===========    ==============     ============      ==============

------------------------------------------------------------------------------------------------------------------------
Class B:
Sold              34,495,825      $1,058,128,830      7,450,147    $  206,982,201       40,869,800      $1,108,078,820
Dividends and
distributions
reinvested         5,396,671         157,340,936             --                --          503,255          13,692,209
Redeemed         (10,274,858)       (316,521,442)    (1,363,728)      (37,580,296)      (4,980,225)       (135,146,200)
                ------------      --------------    -----------    --------------     ------------      --------------
Net increase      29,617,638      $  898,948,324      6,086,419    $  169,401,905       36,392,830      $  986,624,829
                ============      ==============    ===========    ==============     ============      ==============

------------------------------------------------------------------------------------------------------------------------
Class C:
Sold               7,368,632      $  225,510,151      1,781,668    $   49,599,528       10,384,545      $  281,240,862
Dividends and
distributions
reinvested         1,933,297          56,297,865             --                --          238,379           6,449,836
Redeemed          (5,469,271)       (167,619,965)      (783,587)      (21,626,484)      (4,094,549)       (109,186,502)
                ------------      --------------    -----------    --------------     ------------      --------------
Net increase       3,832,658      $  114,188,051        998,081    $   27,973,044        6,528,375      $  178,504,196
                ============      ==============    ===========    ==============     ============      ==============

------------------------------------------------------------------------------------------------------------------------
Class Y:
Sold                 530,156      $   16,705,572             --    $           --               --      $           --
Dividends and
distributions
reinvested             1,199              39,301             --                --               --                  --
Redeemed             (52,509)         (1,720,884)            --                --               --                  --
                ------------      --------------    -----------    --------------     ------------      --------------
Net increase         478,846      $   15,023,989             --    $           --               --      $           --
                ============      ==============    ===========    ==============     ============      ==============

1. The Fund changed its fiscal year end from June 30 to August 31. 2. For the year ended August 31, 1997 for Class A, Class B and Class C shares and for the period from November 1, 1996 (inception of offering) to August 31, 1997 for Class Y shares.


27   Oppenheimer Main Street Income & Growth Fund

================================================================================
Notes to Financial Statements (Continued)
3. Unrealized Gains and Losses on Investments
At August 31, 1997, net unrealized appreciation on investments of
$1,823,894,321 was composed of gross appreciation of $1,866,266,967, and gross depreciation of $42,372,646.
================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of net assets of the Fund, 0.60% of the next $150 million, 0.55% of the next $150 million and 0.45% of net assets in excess of $500 million.
              For the year ended August 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $25,549,129, of which $6,761,014 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $38,556,921 and $2,094,866, respectively, of which $1,206,092 and $48,602, respectively, was paid to an affiliated broker/dealer. During the year ended August 31, 1997, OFDI received contingent deferred sales charges of $5,230,649 and $227,950 upon redemption of Class B and Class C shares.
              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.
              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended
August 31, 1997, OFDI paid $428,606 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


28   Oppenheimer Main Street Income & Growth Fund

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to reimburse OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as reimbursement for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as reimbursement for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day.
During the year ended August 31, 1997, OFDI paid $74,879 and $135,581, respectively, to an affiliated broker/dealer as reimbursement for Class B and Class C personal service and maintenance expenses and retained $22,635,581 and $2,838,009, respectively, as reimbursement for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At August 31, 1997, OFDI had incurred unreimbursed expenses of $92,083,482 for Class B and $7,962,219 for Class C.
================================================================================
5. Futures Contracts
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
              Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


29   Oppenheimer Main Street Income & Growth Fund

================================================================================
5. Futures Contracts (continued)
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.
              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.
              At August 31, 1997, the Fund had outstanding futures contracts as follows:



                        Expiration   Number of   Valuation as of   Unrealized
Contracts to Purchase   Date         Contracts   August 31, 1997   Depreciation
--------------------------------------------------------------------------------
Standard & Poor's 500   9/18/97      78             $35,220,900      $717,600


30   Oppenheimer Main Street Income & Growth Fund

                                  Appendix A
                            DESCRIPTION OF RATINGS

Ratings of Investments

Description of Moody's Investors Service, Inc. Bond Ratings

Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" can be regarded as having extremely poor prospects of ever retaining any real investment standing.

Description of Standard & Poor's Bond Ratings

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Description of Fitch Investors Service, Inc. Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery of these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Description of Duff & Phelps' Ratings

Long-Term Debt and Preferred Stock

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments.

DP Preferred stock with dividend arreages.

                                  Appendix B


                      Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution Automotive Bank Holding Companies Banks Beverages Broadcasting Broker-Dealers Building Materials Cable Television Chemicals Commercial Finance Computer Hardware Computer Software Conglomerates Consumer Finance Containers Convenience Stores Department Stores Diversified Financial Diversified Media Drug Stores Drug Wholesalers Durable Household Goods Education Electric Utilities Electrical Equipment Electronics Energy Services & Producers Entertainment/Film Environmental

Food
Gas Utilities
Gold
Health Care/Drugs Health Care/Supplies & Services Homebuilders/Real Estate Hotel/Gaming Industrial Services Information Technology Insurance Leasing & Factoring Leisure Manufacturing Metals/Mining Nondurable Household Goods Oil - Integrated Paper Publishing/Printing Railroads Restaurants Savings & Loans Shipping Special Purpose Financial Specialty Retailing Steel Supermarkets Telecommunications - Technology Telephone - Utility Textile/Apparel Tobacco Toys Trucking Wireless Services

Investment Adviser
    OppenheimerFunds, Inc.
    Two World Trade Center
    New York, New York 10048-0203

Distributor
    OppenheimerFunds Distributor, Inc.
    Two World Trade Center
    New York, New York 10048-0203

Transfer Agent
    OppenheimerFunds Services
    P.O. Box 5270
    Denver, Colorado 80217
    1-800-525-7048

Custodian of Portfolio Securities
    The Bank of New York
    One Wall Street
    New York, New York 10015

Independent Auditors
    Deloitte & Touche LLP
    555 Seventeenth Street, Suite 3600
    Denver, Colorado 80202-3942

Legal Counsel
    Myer, Swanson, Adams & Wolf, P.C.
    1600 Broadway
    Denver, Colorado 80202

Oppenheimer Main Street California Municipal Fund(R)
6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated December 8, 1997

      This Statement of Additional Information of Oppenheimer Main Street California Municipal Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated December 8, 1996. It should be read together with the Prospectus which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


Contents
                                                                        Page


About the Fund
Investment Objective and Policies...................................... 2
    Investment Policies and Strategies................................. 2
    Other Investment Techniques and Strategies......................... 10
    Other Investment Restrictions...................................... 18
How the Fund is Managed ............................................... 19
    Organization and History........................................... 19
    Directors and Officers of the Corporation.......................... 20
    The Manager and Its Affiliates..................................... 26
Brokerage Policies of the Fund......................................... 27
Performance of the Fund................................................ 29
Distribution and Service Plan.......................................... 34
About Your Account
How To Buy Shares...................................................... 35
How To Sell Shares..................................................... 42
How To Exchange Shares................................................. 46
Dividends, Capital Gains and Taxes..................................... 47
Additional Information About the Fund.................................. 49
Financial Information About the Fund
Independent Auditors' Report........................................... 50
Financial Statements................................................... 51
Appendix A: Description of Ratings..................................... A-1
Appendix B: Tax Equivalent Yield Table................................. B-1
Appendix C: Industry Classifications................................... C-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.


Municipal Securities. There are variations in Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Securities depend on, among other things, general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The market value of Municipal Securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments, as well as changes in the interest rates payable on new issues of Municipal Securities. The market values may also be affected by changes in interest rates and market fluctuations.


      o Municipal Bonds. The principal classifications of long-term municipal bonds in which the Fund may invest are "general obligation," "revenue" and "industrial development" bonds. In California, municipal bonds may also be funded by property taxes in specially created districts (Mello-Roos or Special Assessment Bonds), tax allocations based on increased property tax assessments over a specified period (frequently for redevelopment projects) or specified redevelopment area sales allocations.

      o General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

      o Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

      o Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

      o Advance Refunding. The refinancing of outstanding bonds by the issuance of a new issue of bonds prior to the date on which the outstanding bonds become due or are callable is known as advance refunding. Accordingly, for a period of time, both the issue being refunded and the refunding issue are outstanding. Bonds are "escrowed to maturity" when the proceeds of the refunding bonds are deposited in escrow for investment in federal securities in an amount sufficient to pay, when due, the principal of and interest on the issue being refunded. Bonds are considered "pre-refunded" when the refunding bond proceeds are escrowed only until the call date of the refunded issue.

      o Mello-Roos Bonds. Bonds issued pursuant to the California Mello-Roos Community Facilities Act ("Mello-Roos bonds") are used to finance infrastructure projects (such as roads or sewage treatment plants) and are primarily secured by real estate taxes levied on property located in the same community as that project. Mello-Roos bond financing arose in response to limitations contained in California's statutory limitations on real property taxes (see "Special Investment Considerations -- California Municipal Securities" below), and do not constitute obligations of a municipality. Timely payment of such bonds depends on the developer or other property owners' ability to pay their real estate taxes, which could be adversely affected by a declining economy and/or real estate market.

      o Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs and include:

      o Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or business taxes, and are payable from these specific future taxes.

      o Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal revenue sharing programs.

     o Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     o Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

     o Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 397 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

      o Floating Rate/Variable Rate Obligations. The Fund may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard. The rate on the investment is adjusted automatically each time the market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of not less than one year. Some variable rate or floating rate obligations in which the Fund may invest have a demand feature entitling the holder to demand payment of an amount approximately equal to the amortized cost of the instrument or the principal amount of the instrument plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit.

      Variable rate demand notes may include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts in a note. The amount may change daily without penalty, pursuant to direct arrangements between the Fund, as the note purchaser, and the issuer of the note. The interest rates on these notes fluctuate from time to time. The issuer of this type of obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the obligation plus accrued interest. The issuer must give a specified number of days' notice to the holders of those obligations. Generally, the changes in the interest rate on those securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations having the same maturity.

      Because these types of obligations are direct lending arrangements between the note purchaser and issuer of the note, these instruments generally will not be traded. Generally, there is no established secondary market for these types of obligations, although they are redeemable from the issuer at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem them is dependent on the ability of the note issuer to pay principal and interest on demand. These types of obligations usually are not rated by credit rating agencies. The Fund may invest in obligations that are not rated only if the Manager determines at the time of investment that the obligations are of comparable quality to the other obligations in which the Fund may invest. The Manager, on behalf of the Fund, will monitor the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio on an ongoing basis.

      |X| Inverse Floaters and Other Derivative Investments. Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuation. Embedded caps hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed the pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      |X| Municipal Lease Obligations. From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations, generally through the acquisition of certificates of participation, that the Manager has determined to be liquid under guidelines set by the Board of Directors. Those guidelines require the Manager to evaluate: (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Fund and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the State of California or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not yet have a highly developed market to provide the degree of liquidity of conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

      o Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally does not change the tax treatment of bonds issued to finance governmental operations. Thus, interest on obligations issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Furthermore, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Fund may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisers before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a
"related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

      A Municipal Security is treated as a taxable private activity bond under a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility. The Fund makes no independent investigation of the issuers of such bonds or their use of proceeds. Should the Fund hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously paid to shareholders.

      The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act, which makes tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax, specifically states that any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The Treasury is authorized to issue regulations implementing this provision. The Fund may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      o Ratings of Municipal Securities. Ratings by Moody's, S&P, Duff & Phelps and Fitch (see Appendix A) represent their respective opinions of the quality of the Municipal Securities they undertake to rate. However, such ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal Securities of the same maturity and coupon with different ratings may have the same yield. Investment in lower quality securities may produce a higher yield than securities rated in the higher rating categories described in the Prospectus (or judged by the Manager to be of comparable quality). However, the added risk of lower quality securities might not be consistent with a policy of preservation of capital.

      Subsequent to its purchase by the Fund, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, S&P, Duff & Phelps or Fitch change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

Special Investment Considerations - California Municipal Securities. As stated in the Prospectus, the values of the Fund's California Municipal Securities are highly sensitive to the fiscal stability of California and its subdivisions, agencies, instrumentalities or authorities, which issue the Municipal Securities in which the Trust concentrates its investments. Certain amendments to the California State constitution, legislative measures, executive orders, civil actions and voter initiatives in recent years that could adversely affect the ability of California issuers to pay interest and principal on Municipal Securities are described below. The following constitutes only a brief summary, and is based on information drawn from the relevant statutes and certain other publicly available information. The Fund has not independently verified such information.

      Changes in California constitutional and other laws during the last several years have caused concerns about the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to help California municipal issuers raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations.

      The state is also subject to another constitutional amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriations limit imposed for each state and local government entity. If revenues exceed such appropriations limit, such revenues must be returned either as revisions in the tax rates or fee schedules. In 1988, California voters approved an initiative known as Proposition 98, which in addition to amending Article XIIIB, amended Article XVI to require a minimum level of funding for public schools and community colleges.

      In 1986, California voters approved an initiative known as Proposition 62, which, among other things, requires that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995 the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.


      In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.


      Because of the uncertain impact of the aforementioned legislation, the possible inconsistencies in the respective terms of the statutes and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation and policies on the long term ability of the State of California and California municipal issuers to pay interest or repay principal on their obligations.


      In addition, certain tax-exempt securities in which the Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

      California's economic recovery from the recent recession is continuing at a strong pace, and recent economic reports indicate that California is on a stronger economic upturn than the rest of the country. The rate of economic growth in California in 1996, in terms of job gains, exceeded that of the rest of the United States. The State added nearly 350,000 jobs during 1996, surpassing its pre-recession employment peak of 12.7 million jobs. Another 380,000 jobs are expected to be created in 1997. The unemployment rate, while still higher than the national average, fell to the low 6 percent range in mid-1997, compared to over 10 percent during the recession. Many of the new jobs were created in such industries as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. All major economic regions of the State grew, with particular large gains in the Silicon Valley region of Northern California.

      On August 18, 1997, the Governor signed the 1997-98 Budget Act, which provides for General Fund and Special Fund expenditures of approximately $67.2 billion and projects a 97-98 fiscal year end reserve of $112 million. For the second year in a row, the State budget contains a large increase in funding for K-14 education, reflecting strong revenues which have exceeded initial budgeted amounts. The Budget Act reflects a $1.235 billion pension case judgment payment, and returns funding of the State's pension contribution to the quarterly basis existing prior to the deferral actions invalidated by the courts. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels. Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKS welfare reform program. Unlike prior years, this Budget Act does not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, are included in the Budget Act to offset incarceration costs for illegal immigrants. The Budget Act contains no tax increases and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

      After enactment of the Budget Act, and prior to the end of the Legislative Session, the Legislature and the Governor reached certain agreements related to State expenditures and taxes. Legislation signed by the Governor includes a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier this year, and reform of funding for county trial courts, with the State to assume greater financial responsibility.

      Because of the State of California's continuing budget problems, the state's General Obligation bonds were downgraded in July 1994 from Aa to A1 by Moody's, from A+ to A by S&P and from AA to A by Fitch. All three rating agencies expressed uncertainty in the state's ability to balance its budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and Standard & Poor's raised their ratings from A to A+. Prior to California's October 8 sale of $1 billion in General Obligation Bonds Fitch Investors Service raised California's General Obligation Bond rating from A+ to AA-, Moody's Investors Service and Standard & Poors did not raise their ratings, confirming those at A1 and A+, respectively.

      On December 6, 1994, Orange County (California) became the largest municipality in the United States to file for protection under the Federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. In September 1995 the state legislature approved legislation permitting Orange County to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit and development. In June 1996 the County completed an $880 million bond offering secured by real property owned by the County. On June 12, 1996, the

County emerged from bankruptcy. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23 percent

      Los Angeles County, the nation's largest county, is also experiencing financial difficulty. In August 1995 the credit rating of the county's long-term bonds was downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the county's health care system. In addition, the County was affected by an ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. In June, 1997, the Los Angeles County Board of Supervisors approved an approximate $12 billion 1997-98 budget containing measures to eliminate a $157 million deficit. The County's budgetary difficulties have continued and their effect, as well as the effect of the improving California economy, on the 1997-98 budget is still uncertain.


Other Investment Techniques and Strategies

      o When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Fund may invest in securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities generally shall not exceed 120 days from the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. However, the Fund intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Fund makes the commitment to purchase a Municipal Security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or other high quality liquid Municipal Securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Fund intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.

      o Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

      In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-on future date. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet credit requirements set by the Corporation's Board of Directors from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      o Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

      The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

      |X| Puts and Standby Commitments. When the Fund buys Municipal Securities, it may obtain a standby commitment to repurchase the securities that entitles it to achieve same-day settlement from the purchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put purchased in conjunction with a Municipal Security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price. The Fund may pay for a standby commitment or put either separately in cash or by paying a higher price for the securities acquired subject to the standby commitment or put. The Fund will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Puts and standby commitments are not transferrable by the Fund, and therefore terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Fund to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller which could jeopardize the Fund's business relationships with the seller. Any consideration paid by the Fund for the put or standby commitment (which increases the cost of the security and reduces the yield otherwise available from the security) will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from Municipal Securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying Municipal Securities.

      o Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.


      o Portfolio Turnover. The Fund may purchase or sell Municipal Securities without regard to the length of time the security has been held, to take advantage of short-term differentials in yields consistent with the Fund's investment objective. While short-term trading increases portfolio turnover, the execution cost for such securities is substantially less than for equivalent dollar values of equity securities.


      o Hedging. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (1) sell Interest Rate Futures or Municipal Bond Index Futures, (2) buy puts on such Futures or securities, or (3) write covered calls on securities, Interest Rate Futures or Municipal Bond Index Futures (as described in the Prospectus). Covered calls may also be written on debt securities to attempt to increase the Fund's income. When hedging to permit the Fund to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may: (1) buy Interest Rate Futures or Municipal Bond Index Futures, or (2) buy calls or write puts on such Futures or on securities.

      The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated, but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

     o Writing Covered Call Options. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying investment to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the related investments and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.

      The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to that Future put the Fund in a short futures position.

      o Writing Put Options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 25% of the Fund's net assets would be required to be segregated to cover such put options. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price less transaction costs incurred. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      o Purchasing Calls and Puts. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on Municipal Bond Index Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and premium paid for the call, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call or put on a municipal bond index, Municipal Bond Index Future or Interest Rate Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the debt securities market generally) rather than on price movements in individual futures contracts.

      When the Fund purchases a put, it pays a premium and, except as to puts on municipal bond indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a debt security, Interest Rate Future or Municipal Bond Index Future the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

      o Interest Rate Futures. The Fund may buy and sell futures contracts relating to debt securities ("Interest Rate Futures") and municipal bond indices ("Municipal Bond Index Futures," discussed below). No price is paid or received upon the purchase or sale of an Interest Rate Future. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security or cash to settle the futures transaction, or to enter into an offsetting contract. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market to reflect changes in its market value, (that is, its value on the Fund's books is changed) subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

     At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Interest Rate Futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      o Municipal Bond Index Futures. A "municipal bond index" assigns relative values to the municipal bonds included in that index, and is used to serve as the basis for trading long-term municipal bond futures contracts. Municipal Bond Index Futures are similar to Interest Rate Futures except that settlement is made in cash. No physical delivery is made of the underlying bonds in the index. The obligation under such contracts may also be satisfied by entering into an offsetting contract to close out the futures position. Net gain or loss on options on Municipal Bond Index Futures depends on the price movements of the securities included in the index. The strategies which the Fund employs regarding Municipal Bond Index Futures are similar to those described above with regard to Interest Rate Futures.

      o Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.

      A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The Fund will not invest more than 25% of its total assets in interest rate swap transactions.

      o Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the call or when the Fund enters into a closing purchase transaction. Call writing affects the Fund's turnover rate and the brokerage commissions it pays. Commissions are payable on writing or purchasing a call.


      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security ("in-the-money"). For any OTC option a Fund writes, it will treat as illiquid (for purposes of the restriction on illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it, unless subject to a buy-back agreement with the selling broker. The SEC is evaluating the general issue of whether or not OTC options should be considered as liquid securities, and the procedure described above could be affected by the outcome of that evaluation.


      An option position may be closed out only in a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on securities or Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the underlying investment for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, buys a put or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher, on a relative basis, than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      o Regulatory Aspects of Hedging Instruments. The Fund must operate within certain guidelines and restrictions as to its long and short positions in Futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined under the CEA), if it complies with the CFTC Rule. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must, as to its short positions, use Futures and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the CEA.


      Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases an Interest Rate Future or Municipal Bond Index Future, the Fund will maintain, in a segregated account or accounts with its Custodian, liquid assets of any type including equity and debt securities of any grade in an amount equal to the market value of the investments underlying such Future, less the margin deposit applicable to it.


      o Risks of Hedging with Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by: (i) selling Futures or (ii) purchasing puts on broadly-based indices or Futures to attempt to protect against declines in the value of the Fund's portfolio securities, that the prices of such Futures or the applicable index will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged if the historical volatility of the prices of such portfolio securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used hedging instruments in a short hedge, the market may advance and the value of portfolio securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      If the Fund uses hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying Futures and/or calls on such Futures, broadly-based indices, or on securities, it is possible that the market may decline. If the Fund then concludes not to invest in securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, are legally permissible and are adequately disclosed.

Other Investment Restrictions

      The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a majority vote is defined as the vote of the holders of the lesser of: (1) 67% or more of the shares present or represented by proxy at such a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

      Under these additional restrictions:

      o The Fund cannot invest in interests in oil or gas exploration or development programs or in commodities; however, the Fund may buy and sell any of the Hedging Instruments that it may use as permitted by any of its other policies, whether or not such Hedging Instrument is considered to be a commodity or commodity contract;

      o The Fund cannot invest in real estate or in interests in real estate; however, the Fund may purchase securities of issuers holding real estate or interests therein (including securities of real estate investment trusts);

      o The Fund cannot purchase securities on margin; however, the Fund may make margin deposits in connection with the use of Hedging Instruments as permitted by any of its other policies;

          o The Fund cannot invest in companies for the purpose of acquiring control or management thereof;

      o The Fund cannot underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio;

      o The Fund cannot invest or hold securities of any issuer if those officers and directors of the Corporation or its adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

      o The Fund cannot invest in other open-end investment companies, or invest more than 5% of its net assets through open market purchases in closed-end investment companies, including small business investment companies, nor make any such investments at commission rates in excess of normal brokerage commissions; or

      o The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt; collateral arrangements for premium and margin payments in connection with Hedging Instruments are not deemed to be a pledge of assets.

      o Diversification. For purposes of diversification under the Investment Company Act, and the restriction on investing in any "issuer" above, the identification of the issuer of a Municipal Security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees the security, such guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

      In applying the Fund's policy not to concentrate its investments, described in the Prospectus, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that such bonds are Municipal Securities as to which there is no industry concentration limitation. Although this application of the restriction is not technically a fundamental policy of the Fund, it will not be changed without shareholder approval. Should any such change be made, the Prospectus and/or this Additional Statement will be supplemented to reflect such change.

      For purposes of the Fund's policy not to concentrate its assets described in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix C to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. Oppenheimer Main Street California Municipal Fund (referred to as the "Fund") is one of two series of Oppenheimer Main Street Funds, Inc. (the "Corporation"), a Maryland corporation. This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund.

      Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at a shareholders' meeting. Shareholders of the Fund and of the Corporation's other series vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Directors and ratification of appointment of auditors of the Corporation. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as the Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to the series. Only shareholders of a class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect that class.

      The Directors are authorized to create new series and classes of shares. The Directors may reclassify unissued shares of the Corporation or its series or classes into additional series or classes of shares. The Directors may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

      It is not contemplated that regular annual shareholder meetings will be held. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Directors or upon proper request of the shareholders. A meeting of shareholders will be called for a specific purpose (which may include removal of a Director) upon the written request of the record holders of at least 25% of the outstanding shares eligible to be voted at that meeting. The Fund has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.


Directors and Officers of the Fund. The Fund's Directors and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. All of the Directors are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Cash Reserves, Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Centennial America Fund, L.P., The New York Tax-Exempt Income Fund, Inc., Oppenheimer Variable Account Funds, Oppenheimer Champion Income Fund, Oppenheimer International Bond Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Municipal Fund, Panorama Series Fund, Inc., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, The New York Tax Exempt Fund, Inc. and Centennial Tax Exempt Trust (all of the foregoing funds are collectively referred to as the "Denver-based Oppenheimer funds") except for Ms. Macaskill, who is a Trustee, Director or Managing General Partner of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Panorama Series Fund, Inc., Oppenheimer Strategic Income Fund and Oppenheimer Variable Account Funds. In addition, Mr. Fossel is not a Trustee of Centennial New York Tax-Exempt Trust or a Managing General Partner of Centennial America Fund, L.P. Messrs. Bishop, Bowen, Donohue, Farrar and Zack hold similar positions as officers of all such funds. Ms. Macaskill is President and Mr. Swain is Chairman and Chief Executive Officer of the Denver-based Oppenheimer funds. As of November 21, 1997, the Directors and officers of the Fund as a group owned less than 1% of its outstanding shares, not including shares held of record by an employee benefit plan of the Manager (for which two of the officers listed below, Ms. Macaskill and Mr. Donohue, are Trustees) other than shares beneficially owned under that plan by the officers of the Fund listed above.

     Robert G. Avis, Director*; Age 66 One North Jefferson Ave., St. Louis, Missouri, 63103 Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G.Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

      William A. Baker, Director; Age 82
      197 Desert Lakes Drive, Palm Springs, California 92264
      Management Consultant.



     Charles Conrad, Jr., Director;  Age 67 1501 Quail Street, Newport Beach, CA
      92660 Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

      Jon S. Fossel, Director+; Age 55
      P.O. Box 44, Mead Street, Waccabuc, New York  10597
      Member of the Board of Governors of the Investment Company Institute (a national trade association of investment companies), Chairman of the Investment Company Institute Education Foundation; formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company, and Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager.

      Sam Freedman, Director; Age: 57
      4975 Lakeshore Drive, Littleton, Colorado  80123
      Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of SSI, Chairman, Chief Executive and Officer and director of SFSI, Vice President and director of OAC and a director of OppenheimerFunds, Inc.








------------------------
* A Director who is an "interested person" of the Fund.
+ Not a Trustee of Centennial New York Tax-Exempt Trust nor a managing General
 Partner ofCentennial America Fund, L.P.

      Raymond J. Kalinowski, Director; Age 68
      44 Portland Drive, St. Louis, Missouri 63131
      Director of Wave Technologies International, Inc. (a computer products training company).

      C. Howard Kast, Director; Age 75
      2552 East Alameda, Denver, Colorado 80209
      Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

      Robert M. Kirchner, Director; Age 76
      7500 E. Arapahoe Road, Englewood, Colorado 80112
      President of The Kirchner Company (management consultants).



      Bridget A. Macaskill, President and Director*#; Age: 49
      Two World Trade Center, New York, New York 10048
      President  (since June 1991),  Chief  Executive  Officer (since  September
      1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (since September 1995); President (since September 1995) and a director (since October 1990) of OAC; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.

      Ned M. Steel, Director; Age 82
      3416 South Race Street, Englewood, Colorado 80110
      Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.





------------------------
* A Director who is an "interested person" of the Fund.
# Not a Trustee of Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds, Oppenheimer Integrity Funds, Panorama Series Fund, Inc.,
Centennial New York Tax-Exempt Trust nor a Managing General Partner of Centennial America Fund, L.P.

      James C. Swain, Chairman, Chief Executive Officer and Director*; Age 63 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"), and Chairman of the Board of SSI.

      Jerry A. Webman, Vice President and Portfolio Manager; Age: 47
      Senior Vice President of the Manager; an officer of other Oppenheimer funds; previously a Managing Director with Prudential Mutual Funds -- Investment Management, Inc.

      Andrew J. Donohue, Vice President and Secretary; Age 47
      Two World Trade Center, New York, New York 10048
      Executive Vice President (since January 1993), General Counsel (since October 1991) and a Director (since September 1995) of the Manager; Executive Vice President (since September 1993), and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer
      Partnership Holdings, Inc. (since September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

      George C. Bowen, Vice President, Assistant Secretary and Treasurer; Age 61 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July 1991) and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August
      1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June
      1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November
      1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); an officer of other Oppenheimer funds.



------------------------
* A Director who is an "interested person" of the Fund.

      Robert J. Bishop, Assistant Treasurer; Age 38
      6803 South Tucson Way, Englewood,  Colorado 80112
      Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

      Scott Farrar, Assistant Treasurer; Age 32
      6803 South Tucson Way, Englewood,  Colorado 80112
      Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October
      1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

      Robert G. Zack, Assistant Secretary; Age 49
      Two World Trade Center, New York, New York 10048
      Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of SSI (since May
      1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

      o Remuneration of Directors. The officers of the Fund and certain Directors of the Fund (Ms. Macaskill and Mr. Swain) who are affiliated with the Manager, receive no salary or fee from the Fund. Mr. Fossel did not receive any salary or fees from the Fund prior to January 1, 1997. The remaining Directors of the Fund received the compensation shown below. Mr. Freedman became a Director on June 27, 1996, and received no compensation from the Fund before that date. The compensation from the Fund was paid during its fiscal year ended August 31, 1997. The compensation from all of the Denver-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1996.

                                                   Total Compensation
                              Aggregate            from all
                              Compensation         Denver-based
Name and Position             from Fund            Oppenheimer funds1

Robert G. Avis                $285                 $58,003
  Director



------------------------
1 For the 1996 calendar year.

                                                   Total Compensation
                              Aggregate            from all
                              Compensation         Denver-based
Name and Position             from Fund            Oppenheimer funds1

William a. Baker              $390                 $79,715
  Audit and Review
  Committee
  Ex-Officio Member2
  and Director

Charles Conrad, Jr.           $367                 $74,717
  Director3

Jon S. Fossel                 -                    None
  Director

Sam Freedman                  $145                 $29,502
  Audit and Review Committee
  Member2 and Director

Raymond J. Kalinowski         $364                 $74,173
  Audit and Review Committee
  Member2 and Director

C. Howard Kast                $364                 $74,173
  Audit and Review Committee
  Chairman2 and Director

Robert M. Kirchner            $367                 $74,717
  Director3

Ned M. Steel                  $285                 $58,003
  Director

------------------------
1 For the 1996 calendar year. 2 Committee positions effective July 1, 1997. 3 Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit and Review Committee.

Deferred Compensation Plan. The Board of Directors has adopted a Deferred Compensation Plan for disinterested trustees that enable them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds elected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Director's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

     o Major Shareholders. To the knowledge of the Fund, as of November 21, 1997, no person owned beneficially 5% or more of the respective outstanding shares of either class of the Fund.


The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Corporation and two of whom (Ms. Macaskill and Mr. and Swain) serve as directors of the Corporation.

      The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

      o The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Corporation on behalf of the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.


      Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. During the Fund's fiscal years ended June 30, 1995 and 1996, its fiscal period ended August 31, 1996 and its fiscal year ended August 31, 1997, the management fees paid by the Fund to the Manager were $284,916, $330,555, $56,478 and $356,873, respectively.

      The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation, and to use the names "Oppenheimer" and "Main Street" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Corporation to use the names "Oppenheimer" and "Main Street" as part of its name and the name of the Fund may be withdrawn.

      o The Distributor. Under its General Distributor's Agreement with the Corporation, the Distributor acts as the Corporation's principal underwriter in the continuous public offering of the Fund's Class A and Class B shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor. During the Fund's fiscal years ended June 30, 1995 and 1996, its fiscal period ended August 31, 1996 and its fiscal year ended August 31, 1997, the aggregate amount of sales charges on sales of the Fund's Class A shares was $177,634, $134,177, $24,568 and $293,130, respectively, of which the Distributor retained in the aggregate $28,801, $28,111, $4,283 and $46,207 in those respective years. During the Fund's fiscal years ended June 30, 1995 and 1996, its fiscal period ended August 31, 1996 and its fiscal year ended August 31, 1997, the contingent deferred sales charges collected on the Fund's Class B shares totaled $6,447, $3,991, $2,863 and $5,160, respectively, all of which the Distributor retained. During the fiscal year ended August 31, 1997 commissions paid to broker-dealers by the Distributor on sales of the Fund's Class B shares totaled $213,863. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.


     o The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund


Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. Most of the Fund's portfolio transactions are principal  trades  without  brokerage  commissions.  If  brokers  are used,  the advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.


      Under the advisory agreement, the Manager is authorized to select brokers other than affiliates that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In connection with transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and thereby forego the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

      Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained by using a broker. Purchases of these securities for underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Directors permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

     The research services provided by brokers broadens the scope and supplements the researchactivities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information as to the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.


Performance of the Fund


As described in the Prospectus, from time to time the "average annual total return," "cumulative total return," "total return at net asset value" and "standardized yield"of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.


Yields.


      o Standardized Yield. The "standardized yield" (referred to as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below. It is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission designed to assure uniformity in the way that all funds calculate their yields:
                                             a-b       6
                   Standardized Yield = 2 ((------ + 1) - 1)
                                              cd



      The symbols above represent the following factors:

      a = dividends and interest earned during the 30-day period. b = expenses accrued for the period (net of any expense reimbursements). c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.


      The standardized yield of a class of shares for a 30-day period may differ from the yield for other periods. The SEC formula assumes that the yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30 day period. For the 30-day period ended August 31, 1997 the standardized yields for the Fund's class of shares were as follows:

           Without Deducting Sales Charge             With Sales Charge Deducted
Class A:   4.75%                                      4.53%
Class B:   3.74%                                      N/A

      o Tax-Equivalent Yield. The Fund's "tax-equivalent yield" adjusts the Fund's current yield, as calculated above, by a stated combined Federal and state tax rate. The tax equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax-exempt. The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Appendix B includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions). The tax-equivalent yield tables assume that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The For the 30-day period ended August 31, 1997 the Fund's tax-equivalent yield for Class A and Class B shares were 8.27% and 6.83%, respectively, for an individual in the California/Federal combined 45.22% tax bracket.

      o Dividend Yield. The Fund may quote a "dividend yield" for each class of shares. Dividend yield is based on the dividends paid on shares of a class during the actual dividend period. from net investment income during a stated period. To calculate dividend yield, the dividends of a class declared during a stated period are added together and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:


Dividend Yield of the Class =

                             Dividends of the Class
              ----------------------------------------------------
              Max Offering Price of the Class (last day of period)

                               Divided by number of days (accrual period) x 365


      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      The dividend yields for the 30-day dividend period ended August 31, 1997 were as follows:

           Without Deducting Sales Charge             With Sales Charge Deducted
Class A:   5.79                                       5.52%
Class B:   4.75%                                      N/A


Total Return Information. The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis.

When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A and Class B shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

      o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                    ( ERV ) 1/n
                    (-----) -1 = Average Annual Total Return ( P )



      The "average annual total returns" on an investment in Class A shares of the Fund for the 1-and 5-year periods ended August 31, 1997 and for the period from May 18, 1990 (commencement of operations) to August 31, 1997 were 5.01%, 6.18% and 7.44%, respectively.

      The "average annual total return" on Class B shares for the 1-year period ended August 31, 1997 and for the period October 29, 1993 (commencement of the public offering of the class) to August 31, 1997 were 4.23% and 3.91%, respectively.


      o Cumulative Total Return. The "cumulative total return" calculation measures the change in the value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                             ERV - P
                             ------- = Total Return
                                P


      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the period shown (unless total return is shown at net asset value, as described below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "cumulative total return" on an investment in Class A shares of the Fund (using the method described above) for the period from May 18, 1990 (commencement of operations) through August 31, 1997 was 68.71%. The cumulative total return on Class B shares for the period from October 29, 1993 (the commencement of the offering of the shares) through August 31, 1997 was 15.84%.

     o Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A or Class B shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total returns at net asset value for the Fund's Class A shares for the one and five year periods ended August 31, 1997 and for the period May 18, 1990 (commencement of operations) through August 31, 1997 were 10.24%, 7.22%, and 8.16%, respectively. The average annual total returns at net asset value for the Fund's Class B shares for the one year period ended August 31, 1997 and for the period October 29, 1993 (commencement of operations) through August 31, 1997 were 9.23% and 4.58%, respectively. The cumulative total return at net asset value on the Fund's Class A shares for May 18, 1990 (commencement of operations) through August 31, 1997 was 77.13%. The cumulative total return at net asset value on the Fund's Class B shares for the period October 29, 1993 (commencement of operations) through August 31, 1997 was 18.78%.


      Total return information may be useful to investors in reviewing the performance of the Fund's Class A, and Class B shares. However, when comparing total return of an investment in shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments. No adjustment is made for taxes payable on distributions. An investment in the Fund's shares is not insured; its total return is not guaranteed and will fluctuate on a daily basis. Total return for any given past period is not an indication or representation by the Fund of future rates of return on its shares. The total return of the Fund's shares is affected by portfolio quality, portfolio maturity, type of investments held and operating expenses. When comparing total return of an investment in shares of the fund with that of other investment instruments, investors should understand that certain other investment alternatives such as money market instruments, certificates of deposit, U.S. Government securities or bank accounts provide a return which remains relatively constant over time and also that bank accounts may be insured.

      o Other Performance Comparisons. From time to time, the Fund may publish the ranking of the performance of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other funds, (ii) all other California municipal bond funds. The Lipper performance ranking are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. From time to time the Fund may include in its advertisement and sales literature performance information about the Fund cited in other newspapers and periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar.


      From time to time, the Fund may publish the star ranking of the performance of its Class A and Class B shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories; domestic stock funds, international stock funds, taxable bond funds an municipal bond funds, based on risk-adjusted total investment returns. The Fund is ranked among municipal bond funds. Investment return measures a fund's or class' 1-, 3-, 5- and 10-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in the fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class' 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%, respectively, or its combined 3-, 5- and 10-year ranking (weighted 40%, 30% and 30% respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

      The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.


      The total return on an investment in the Fund's Class A or Class B shares may be compared with performance for the same period of the Lehman Brothers Municipal Bond Index, as described in the Prospectus. The performance of the index includes a factor for the reinvestment of income dividends, but does not reflect reinvestment of capital gains, expenses or taxes.

      The performance of the Fund's Class A or Class B shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's Class A or Class B return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

      From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plan

The Corporation has adopted a Distribution and Service Plan for Class B shares of the Fund (the "Class B Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Corporation will reimburse the Distributor quarterly for all or a portion of its costs incurred in connection with the distribution and/or servicing of Class B shares, as described in the Prospectus. Class A shares of the Fund do not have a plan of distribution. The Plan has been approved by a vote of (i) the Board of Directors of the Corporation, including a majority of the "Independent Directors," cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the Class B shares of the Fund, such vote having been cast by the Manager as the sole initial holder of Class B shares of the Fund.

      In addition, under the Class B Plan, the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Class B Plan) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

      Unless terminated as described below, the Class B Plan shall continue in effect from year to year but only as long as such continuance is specifically approved at least annually by the Corporation's Board of Directors and its "Independent Directors" by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Class B Plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding Class B shares. The Class B Plan may not be amended to increase materially the amount of payments to be made, unless such amendment is approved by shareholders of Class B shares. All material amendments must be approved by the Independent Directors.

      While the Class B Plan is in effect, the Treasurer of the Corporation shall provide a written report to the Corporation's Board of Directors at least quarterly on the amount of all payments made pursuant to the Class B Plan, the purpose for which payments were made and the identity of each Recipient of a payment. The report for the Class B Plan shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the cost allocations on which they are based, will be subject to the review and approval of the Independent Directors in the exercise of their fiduciary duty. The Class B Plan further provides that while it is in effect, the selection and nomination of those Directors of the Corporation who are not "interested persons" of the Corporation is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

     Under the Class B Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customer does not exceed a minimum amount, if any, that may be determined from time to time by a majority of theCorporation's
Independent Directors. The Board of Directors has set the fee at the maximum rate and set no minimum amount.

      The Class B Plan allows the service fee payment to be paid by the Distributor to Recipients in advance for the first year Class B shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the Class B shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.


      Although the Class B Plan permits the Distributor to retain both the asset-based sales charges and the service fee on Class B shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees. For the fiscal period ended August 31, 1997, payments under the Class B Plan totaled $81,178, of which the distributor retained $69,604 as reimbursement for the Class B sales commissions and service fee advances, as well as financing costs.


      The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described in the Prospectus. The asset-based sales charge paid to the Distributor by the Corporation under the Class B Plan is intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of Class B shares: (i) financing the advance of the service fee payment to Recipients under the Class B Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class B shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.


ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A and Class B Shares. The availability of two classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will generally not accept any order at $500,000 or $1 million or more of Class B shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

      The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.


      The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, prospectuses, Statements of Additional
Information and other materials for current shareholders, (iv) fees to Independent Directors, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution Plan fees, (ii) transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A and Class B shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers other than Exchange members may conduct trading on days on which the Exchange is closed including weekends and holidays. Because the Fund's net asset value will not be calculated at those times, if securities held in the Fund's portfolio are traded at such time, the net asset values per share of Class A and Class B shares may be significantly affected on such days when shareholders may not purchase or redeem shares.

      The Corporation's Board of Directors has established procedures for the valuation of the Fund's securities, generally as follows: (i) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Corporations Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (ii) debt instruments having a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Corporations Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;
(iii) a non-money market fund will value debt instruments that had a maturity of more than 397 days when issued, debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discount; and (iv) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (i) and (ii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "ask" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.


      In the case of Municipal Securities, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). The Manager may use pricing services approved by the Board of Directors to price any of the types of securities described above. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

     Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing bid and asked prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between bid and asked prices obtained by the Manager from two active market makers (which in certain cases may be the bid price if no asked price is available).

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.


AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal funds for purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal funds are received after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Rights of Accumulation and Letters of Intent because of the economies of sales efforts and in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor, dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, aunts, uncles, nieces, nephews, parents-in-law, sons- and daughters-in law, siblings a sibling's spouse and a spouse's siblings. Relations by virtue of a remarriage (step-children, step-parents, etc.) are included.

     o The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:


Oppenheimer Bond Fund Oppenheimer Bond Fund for Growth Oppenheimer Capital Appreciation Fund Oppenheimer Champion Income Fund Oppenheimer California Municipal Fund Oppenheimer Developing Markets Fund Oppenheimer Discovery Fund Oppenheimer Disciplined Value Fund Oppenheimer Disciplined Allocation Fund Oppenheimer Enterprise Fund Oppenheimer Equity Income Fund Oppenheimer Florida Municipal Fund Oppenheimer Global Fund Oppenheimer Global Growth & Income Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Growth Fund Oppenheimer High Yield Fund Oppenheimer Intermediate Municipal Fund Oppenheimer Insured Municipal Fund Oppenheimer International Bond Fund Oppenheimer International Growth Fund Oppenheimer International Small Company Fund Oppenheimer Life Span Balanced Fund Oppenheimer Life Span Growth Fund Oppenheimer Life Span Income Fund Limited Term New York Municipal Fund Oppenheimer Limited-Term Government Fund Oppenheimer Municipal Bond Fund Oppenheimer Mid-Cap Fund Oppenheimer Main Street California Municipal
   Fund
Oppenheimer Main Street Income & Growth
   Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer New York Municipal Fund
Panorama Series Fund, Inc.
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Growth & Income Value
   Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Rochester Fund Municipals
Oppenheimer Series Fund, Inc.
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer U.S. Government Trust


and the following "Money Market Funds":


Centennial America Fund, L.P. Centennial California Tax Exempt Trust Centennial Government Trust Centennial Money Market Trust Centennial New York Tax Exempt Trust Centennial Tax Exempt Trust Oppenheimer Cash Reserves Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except money market funds (under certain circumstances described herein, redemption proceeds of money market fund shares may be subject to a contingent deferred sales charge).

      o Letters of Intent. A Letter of Intent (referred to as a"Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intend period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.


      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either
(i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.


Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "Shareholder Account Rules and Policies," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If payments are made from a bank account to purchase shares of the Fund, the bank account will automatically be debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.


      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares. Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

      o Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors of the Corporation may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

      o Involuntary Redemptions. The Board of Directors has the right to cause the involuntary redemption of the shares held in any Fund account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Directors will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, and the provisions of Maryland law, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.


      By choosing the Checkwriting privilege, whether done so by signing the Account Application or by completing a Checkwriting card, the individual(s) signing (1) represent that they are either the registered owner(s) of the shares of the Fund, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Fund, its Transfer Agent and any bank through which the Fund's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Fund account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if chosen to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Bank and neither shall incur any liability for such amendment or termination of for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.


Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial or contingent deferred sales charge, or (ii)
Class B shares on which you paid a contingent deferred sales charge when you redeemed them. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfer of Shares. Shares are not subject to the payment of a contingent deferred sales charge at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How To Buy Shares" for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M. but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.


Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date selected in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check, or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B shareholders should not establish withdrawal plans because of the imposition of the Class B contingent deferred sales charge on such withdrawals (except where the Class B contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B Contingent Deferred Sales Charge").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.


      o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchases additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.


      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.


      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Share certificates are not issued for Class B shares. Upon written request from the Planholder, the Transfer Agent will determine the number of Class A shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares


      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except, Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial America Fund, L.P. which only offer Class A shares and Oppenheimer Main Street California Municipal Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the distributor at 1-800-525-7048.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distribution from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged Class A shares (18 months ro shares purchased prior to May 1, 1997), the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.


      When Class B shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans Checkwriting, if available and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes


Dividends and Distributions. During the Fund's fiscal year ended August 31, 1997, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level of $.0611 per share each month, although the amount of such dividends was subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund. On December 10, 1997, the Board of Directors reduced the dividend rate for the Class A shares to $.054 per share each month. The practice of attempting to pay dividends on Class A shares at a constant level required the Manager, consistent with the Fund's investment objective and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. This practice did not affect the net asset value of the Fund's Class A shares. The Board of Directors may change the Fund's targeted dividend level at any time, without prior notice to shareholders; the Fund does not otherwise have a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.


      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net investment income earned by the Fund on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the Fund's portfolio which are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax.

      A shareholder receiving a dividend from income earned by the Fund from one or more of: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities); (2) income from securities loans; (3) income or gains from options or Futures; or (4) an excess of net short-term capital gain over net long-term capital loss from the Fund, treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested. The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.


      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.


      In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code and is exempt from Federal income tax, (1) the Fund will also be exempt from the California corporate income and franchise taxes and (2) the Fund will be qualified under California law to pay certain exempt interest dividends which will be exempt from the California personal income tax. Individual shareholders of the Fund will generally not be subject to California personal income tax on exempt-interest dividends received from the Fund to the extent such distributions are attributable to interest on California Municipal Securities (and qualifying obligations of the United

States Government), provided that at least 50% of the Fund's assets at the close of each quarter of its taxable year are invested in such obligations. Distributions from the Fund attributable to sources other than California Municipal Securities will generally be taxable to such shareholders as ordinary income. In addition, certain distributions to corporate shareholders may be includable in income subject to the California alternative minimum tax.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Directors and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      Distributions by the Fund from investment income and long-term and short-term capital gains will generally not be excludable from taxable income in determining the California corporate franchise or income tax for corporate shareholders of the Fund. Certain distributions may also be includable in income subject to the corporate alternative minimum tax.

      The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities collecting income of the portfolio securities and handling the delivery of securities to and from the Fund. The Manager has represented to the Fund that the banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances within the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Directors and Shareholders of Oppenheimer
Main Street California Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street California Municipal Fund as of August 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the two months ended August 31, 1996 and the year ended June 30, 1996, and the financial highlights for the period July 1, 1992 to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street California Municipal Fund at August 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
--------------------------

DELOITTE & TOUCHE LLP

Denver, Colorado
September 22, 1997

--------------------------------------------------------------------------------
Statement of Investments August 31, 1997
--------------------------------------------------------------------------------

                                                          Ratings:
                                                          Moody's/
                                                          S&P/Fitch          Face        Market Value
                                                          (Unaudited)        Amount      See Note 1
=====================================================================================================
Municipal Bonds and Notes--96.6%
-----------------------------------------------------------------------------------------------------
California--90.8%
Alameda, CA PFAU RRB, Marina Village
Assessment District Refinancing, 6.375%, 9/2/14            NR/NR             $2,100,000  $  2,146,536
-----------------------------------------------------------------------------------------------------
Anaheim, CA PFAU Tax Allocation RB, MBIA
Insured, 6.45%, 12/28/18                                   Aaa/AAA            2,000,000     2,179,920
-----------------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical
Center, Series A, 6.50%, 12/1/11                           Baa2/BBB+          1,500,000     1,588,395
-----------------------------------------------------------------------------------------------------
CA HFA Home Mtg. RB, Series C, 6.75%, 2/1/25               Aa2/AA-            4,910,000     5,178,577
-----------------------------------------------------------------------------------------------------
CA HFA SFM Purchase RB, Series A-2,
6.45%, 8/1/25                                              Aaa/AAA            2,500,000     2,616,875
-----------------------------------------------------------------------------------------------------
CA HFFAU RB, Episcopal Homes
Project, Series A, 7.80%, 7/1/15                           NR/A+              1,000,000     1,050,390
-----------------------------------------------------------------------------------------------------
CA PCFAU RB, Pacific Gas & Electric Co.
Project, Series B, 6.35%, 6/1/09                           A2/A               2,000,000     2,140,180
-----------------------------------------------------------------------------------------------------
CA PWBL RB, State Prison Department of
Corrections, Series E, FSA Insured, 5.50%, 6/1/15          Aaa/AAA            2,000,000     2,072,360
-----------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Cedars-Sinai Medical Center, 5.40%, 11/1/15                A1/NR              1,000,000       961,880
-----------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP, Inverse
Floater, 6.97%, 11/1/15(1)                                 A1/NR                700,000       646,625
-----------------------------------------------------------------------------------------------------
Capistrano, CA Unified School District CFD
Special Tax Bonds, No. 87-1, Prerefunded,
8.375%, 10/1/20                                            Aaa/NR             1,865,000     2,128,319
-----------------------------------------------------------------------------------------------------
Castaic Lake, CA Water Agency Revenue
COP, WS Improvement Project, Prerefunded,
7.35%, 8/1/20                                              Aaa/NR             1,000,000     1,107,390
-----------------------------------------------------------------------------------------------------
Central CA Joint Powers Health FAU COP,
Community Hospitals of Central California
Project, 5%, 2/1/23                                        Baa1/NR/A-         2,050,000     1,809,720
-----------------------------------------------------------------------------------------------------
Corona, CA COP, Vista Hospital Project,
Prerefunded, Series B, 10%, 11/1/20                        Aaa/AAA            3,250,000     4,151,843
-----------------------------------------------------------------------------------------------------
Corona, CA SFM RB, Sub.-Lien, Series B, 6.30%,
11/1/28                                                    A/NR                 800,000       829,144
-----------------------------------------------------------------------------------------------------
Duarte, CA COP, City of Hope National Medical
Center, 6.25%, 4/1/23                                      Baa1/NR              500,000       514,705
-----------------------------------------------------------------------------------------------------
Escondido, CA Union High School District
CAP GOB, MBIA Insured, Zero Coupon, 6.20%,
11/1/19(2)                                                 Aaa/AAA            2,000,000       582,720
-----------------------------------------------------------------------------------------------------
Fontana, CA RA Tax Allocation GORB, Jurupa
Hills Redevelopment Project-A, 7.10%, 10/1/23              NR/BBB             1,960,000     2,137,223
-----------------------------------------------------------------------------------------------------
Foothill/Eastern Transportation Corridor Agency
CA Toll Road RB, Sr. Lien, Series A, 6.50%, 1/1/32         Baa/BBB-/BBB       1,400,000     1,494,724


              11 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                          Ratings:
                                                          Moody's/
                                                          S&P/Fitch          Face        Market Value
                                                          (Unaudited)        Amount      See Note 1
-----------------------------------------------------------------------------------------------------
California  (continued)
Fresno, CA HAU MH RB, Central Valley
Coalition Projects, Series A, 5.60%, 8/1/30                NR/AAA            $3,075,000  $  3,096,125
-----------------------------------------------------------------------------------------------------
La Quinta, CA RA Tax Allocation Refunding
Bonds, Redevelopment Project Area No. 1,
MBIA Insured, 7.30%, 9/1/09                                Aaa/AAA            1,015,000     1,239,305
-----------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RB, 5.125%, 5/15/18                  Aa3/AA-            1,000,000       943,280
-----------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RB, MBIA Insured,
9%, 5/15/02                                                Aaa/AAA            1,110,000     1,321,100
-----------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP, Disney Parking
Project, Zero Coupon, 6.95%, 9/1/11(2)                     Baa1/BBB/A-        2,340,000     1,046,354
-----------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Transition Community
Sales Tax RB, Prerefunded, Series A,
6.90%, 7/1/21                                              Aaa/AA-/A+         1,800,000     2,006,316
-----------------------------------------------------------------------------------------------------
Los Angeles, CA Unified School District
GOB, Series A, FGIC Insured, 6%, 7/1/15                    Aaa/AAA/AAA        1,000,000     1,094,030
-----------------------------------------------------------------------------------------------------
Los Angeles, CA Wastewater System RRB,
Series D, FGIC Insured, 8.70%, 11/1/03                     Aaa/AAA/AAA        5,115,000     6,297,025
-----------------------------------------------------------------------------------------------------
Newport Mesa, CA Unified School District
Special Tax Bonds, CFD No. 90-1, 6.625%,
9/1/14                                                     NR/NR              2,000,000     2,060,740
-----------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD Special Tax Bonds,
No. 88-1, Aliso Viejo, Prerefunded, Series A,
7.35%, 8/15/18                                             NR/AAA             1,750,000     2,020,865
-----------------------------------------------------------------------------------------------------
Orange Cnty., CA Local Transition Authority
Sales Tax RB, Sec. Sr. Lien-Measure M, FGIC
Insured, 9.50%, 2/15/03                                    Aaa/AAA/AAA        1,125,000     1,394,033
-----------------------------------------------------------------------------------------------------
Pittsburg, CA Improvement Bond Act of 1915
Special Assessment GOB, Assessment
District 1990-01, 7.75%, 9/2/20                            NR/NR                 95,000        98,848
-----------------------------------------------------------------------------------------------------
Pittsburg, CA RA Tax Allocation Refunding
Bonds,Los Medanos Community Development
Project, Sub. Lien, 6.20%, 8/1/19                          NR/BBB             1,000,000     1,031,420
-----------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                                    Aaa/AAA            2,500,000     3,242,100
-----------------------------------------------------------------------------------------------------
Pomona, CA Unified School District GORB,
Series A, MBIA Insured, 6.15%, 8/1/15                      Aaa/AAA              500,000       551,930
-----------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.31%, 6/1/19(1)            Aaa/AAA/AAA        1,150,000     1,150,000
-----------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 8.60%, 7/8/22(1)            Aaa/AAA              500,000       625,000
-----------------------------------------------------------------------------------------------------
Riverside Cnty., CA CFD Special Tax Bonds,
No. 88-12, 7.55%, 9/1/17                                   NR/NR              1,500,000     1,586,490
-----------------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed to
Maturity, Series A, 7.80%, 5/1/21                          Aaa/AAA            1,000,000     1,300,070


              12 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          Ratings:
                                                          Moody's/
                                                          S&P/Fitch          Face        Market Value
                                                          (Unaudited)        Amount      See Note 1
-----------------------------------------------------------------------------------------------------
California  (continued)
Sacramento Cnty., CA SFM RB, Escrowed
to Maturity, 8.125%, 7/1/16(3)                             Aaa/AAA           $2,810,000  $  3,676,941
-----------------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, FGIC
Insured, Inverse Floater, 8.87%, 8/15/18(1)                Aaa/AAA/AAA        1,500,000     1,730,625
-----------------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority Revenue
COP, Series 91-B, MBIA Insured, Inverse
Floater, 8.62%, 4/8/21(1)                                  Aaa/AAA            1,000,000     1,147,500
-----------------------------------------------------------------------------------------------------
San Francisco, CA Bay Area Rapid Transit
District Sales Tax RRB, AMBAC Insured,
6.75%, 7/1/11                                              Aaa/AAA/AAA        1,000,000     1,180,920
-----------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Airport
Commission International Airport RB,
Second Series Issue 13-B, MBIA Insured,
8%, 5/1/07                                                 Aaa/AAA            1,140,000     1,395,075
-----------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Airport
Commission International Airport RB,
Second Series Issue 14-A, MBIA Insured,
8%, 5/1/07                                                 Aaa/AAA            1,290,000     1,578,638
-----------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, 6.75%, 1/1/32               NR/NR/BBB          3,500,000     3,768,975
-----------------------------------------------------------------------------------------------------
San Ysidro, CA School District GOB, AMBAC
Insured, 6.125%, 8/1/21                                    Aaa/AAA              700,000       759,703
-----------------------------------------------------------------------------------------------------
South Orange Cnty., CA PFAU Special
Tax RB, Foothill Area, Series C, FGIC Insured,
8%, 8/15/08                                                Aaa/AAA/AAA        1,500,000     1,914,255
-----------------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB,
Series A, 7.35%, 9/1/24                                    NR/AAA               285,000       301,633
-----------------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RB, 5.55%, 10/30/20                             Aa/AA              2,400,000     2,369,016
-----------------------------------------------------------------------------------------------------
Southern CA PPAU Transmission Project RB,
Inverse Floater, 7.41%, 7/1/12(1)                          Aa3/A+             2,100,000     2,294,250
-----------------------------------------------------------------------------------------------------
Stanislaus, CA Waste-To-Energy Financing
Agency Solid Waste Facilities RRB, Ogden
Martin System, Inc. Project, 7.50%, 1/1/05                 NR/BBB+            1,600,000     1,717,456
-----------------------------------------------------------------------------------------------------
West Covina, CA COP, Queen of the Valley
Hospital, 6.50%, 8/15/19                                   A2/A               1,120,000     1,216,342
                                                                                         ------------
                                                                                           92,493,886

-----------------------------------------------------------------------------------------------------
U.S. Possessions--5.8%
PR Commonwealth GORB, MBIA Insured,
Inverse Floater, 8%, 7/1/08(1)                             Aaa/AAA            1,500,000     1,655,625
-----------------------------------------------------------------------------------------------------
PR Commonwealth Highway Authority RB,
Prerefunded, Series P, 8.125%, 7/1/13                      Aaa/AAA            2,000,000     2,111,500


              13 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                          Ratings:
                                                          Moody's/
                                                          S&P/Fitch          Face        Market Value
                                                          (Unaudited)        Amount      See Note 1
-----------------------------------------------------------------------------------------------------
U.S. Possessions  (continued)
PR Commonwealth Public Improvement
GOB, Prerefunded, Series A, 7.75%, 7/1/17                  NR/AAA            $1,000,000  $  1,081,670
-----------------------------------------------------------------------------------------------------
PR Housing Finance Corp. SFM RB, Portfolio 1,
Series B, 7.65%, 10/15/22                                  Aaa/AAA              240,000       253,229
-----------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental PC
Facilities Tourist RB, Mennonite General
Hospital Project, Series A, 6.50%, 7/1/12                  NR/BBB-/BBB          600,000       635,418
-----------------------------------------------------------------------------------------------------
PR Public Buildings Authority RB,
Government Facilities, Series B, AMBAC
Insured, 5%, 7/1/27                                        Aaa/AAA              200,000       189,324
                                                                                          -----------
                                                                                            5,926,766
                                                                                          -----------
Total Municipal Bonds and Notes
(Cost $95,668,810)                                                                         98,420,652

                                                              Date   Strike  Contracts
=====================================================================================================
Call Options Purchased--0.0%
-----------------------------------------------------------------------------------------------------
U.S. Treasury, 30 yr. Futures, 12/97,
Call Opt. (Cost $51,481)                                      11/97  $120           88          9,625

-----------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $95,720,291)                                    96.6%    98,430,277
-----------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                    3.4      3,479,521
                                                                             ----------  ------------
Net Assets                                                                       100.0%  $101,909,798
                                                                             ==========  ============

To simplify the listings of securities abbreviations are used per the table below:

CAP -- Capital Appreciation CFD -- Community Facilities District COP -- Certificates of Participation FAU -- Finance Authority GOB -- General Obligation Bonds GORB -- General Obligation Refunding Bonds HAU -- Housing Authority HF -- Health Facilities HFA -- Housing Finance Agency HFFAU -- Health Facilities Finance Authority MH -- Multifamily Housing MUD -- Municipal Utility District PC -- Pollution Control PCFAU -- Pollution Control Finance Authority PFAU -- Public Finance Authority PPAU -- Public Power Authority PWBL -- Public Works Board Lease RA -- Redevelopment Agency RB -- Revenue Bonds RRB -- Revenue Refunding Bonds SCDAU -- Statewide Communities Development Authority SFM -- Single Family Mortgage WS -- Water System

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $9,249,625 or 9.08% of the Fund's net assets at August 31, 1997.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3.  Securities  with  an  aggregate   market  value  of  $418,726  are  held  in
collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.


              14 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
As of August 31, 1997, securities subject to the alternative minimum tax amounted to $23,548,494 or 23.11% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                           Market Value         Percent
--------------------------------------------------------------------------------
Single Family Housing                             $17,398,570            17.7%
Special Assessment                                 16,415,603            16.7
Hospital/Healthcare                                12,575,317            12.8
Highways                                            9,381,515             9.5
Sewer Utilities                                     6,297,025             6.4
Electric Utilities                                  5,799,875             5.9
Marine/Aviation Facilities                          5,238,092             5.3
Water Utilities                                     4,623,906             4.7
Education                                           3,982,052             4.0
General Obligation                                  3,871,945             3.9
Lease Rental                                        3,308,038             3.4
Multi-Family Housing                                3,096,125             3.1
Sales Tax                                           2,574,953             2.6
Pollution Control                                   2,140,180             2.2
Resource Recovery                                   1,717,456             1.8
Options-Treasury                                        9,625             0.0
                                                  -----------           -----
                                                  $98,430,277           100.0%
                                                  ===========           =====

See accompanying Notes to Financial Statements.


              15 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities August 31, 1997
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $95,720,291)--see
 accompanying statement                                             $ 98,430,277
--------------------------------------------------------------------------------
Cash                                                                   2,019,892
--------------------------------------------------------------------------------
Receivables:
Interest                                                               1,353,286
Shares of capital stock sold                                             502,261
Daily variation on futures contracts--Note 5                              13,149
--------------------------------------------------------------------------------
Other                                                                      1,807
                                                                    ------------
Total assets                                                         102,320,672

================================================================================
Liabilities Payables and other liabilities:
Dividends                                                                319,643
Shareholder reports                                                       42,060
Shares of capital stock redeemed                                          20,655
Transfer and shareholder servicing agent fees                              5,000
Distribution and service plan fees                                         4,702
Other                                                                     18,814
                                                                    ------------
Total liabilities                                                        410,874

================================================================================
Net Assets                                                          $101,909,798
                                                                    ============

--------------------------------------------------------------------------------

Composition of Net Assets
Par value of shares of capital stock                                $     80,612
--------------------------------------------------------------------------------
Additional paid-in capital                                            97,768,093
--------------------------------------------------------------------------------
Undistributed net investment income                                      437,009
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                 920,348
--------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5              2,703,736
Net assets                                                          $101,909,798
                                                                    ============


              16 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $89,990,731 and 7,117,404 shares of capital stock outstanding) $12.64 Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price) $13.27
--------------------------------------------------------------------------------

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,919,067 and 943,842 shares of capital stock outstanding) $12.63

See accompanying Notes to Financial Statements.


              17 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Statement of Operations For the Year Ended August 31, 1997
--------------------------------------------------------------------------------

===============================================================================
Investment Income
Interest                                                           $  5,741,250

===============================================================================
Expenses
Management fees--Note 4                                                 356,873
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class B                                                                  81,178
-------------------------------------------------------------------------------
Shareholder reports                                                      69,467
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                    56,033
-------------------------------------------------------------------------------
Legal and auditing fees                                                  12,485
-------------------------------------------------------------------------------
Insurance expenses                                                        3,028
-------------------------------------------------------------------------------
Directors' fees and expenses                                              2,567
-------------------------------------------------------------------------------
Custodian fees and expenses                                                 998
-------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                  17,669
Class B                                                                   2,723
-------------------------------------------------------------------------------
Other                                                                       984
                                                                   ------------
Total expenses                                                          604,005
Less assumption of expenses by OppenheimerFunds, Inc.--Note 4            (3,737)
-------------------------------------------------------------------------------
Net expenses                                                            600,268

===============================================================================
Net Investment Income                                                 5,140,982

===============================================================================
Realized and Unrealized Gain Net realized gain on:
Investments                                                             529,768
Closing of futures contracts--Note 5                                    224,908
                                                                   ------------
Net realized gain                                                       754,676
                                                                   ------------
Net change in unrealized appreciation or depreciation on
investments                                                           2,696,390
                                                                   ------------
Net realized and unrealized gain                                      3,451,066

===============================================================================
Net Increase in Net Assets Resulting from Operations               $  8,592,048
                                                                   ============

See accompanying Notes to Financial Statements.


              18 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                     Year Ended
                                                      Year Ended August 31,          June 30,
                                                      1997            1996(1)        1996
=================================================================================================
Operations
Net investment income                                 $   5,140,982   $    839,019   $  4,904,243
-------------------------------------------------------------------------------------------------
Net realized gain (loss)                                    754,676        (42,708)        13,058
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation                                              2,696,390         52,839        446,150
                                                      -------------   ------------   ------------
Net increase in net assets resulting from operations      8,592,048        849,150      5,363,451

=================================================================================================
Dividends  and  Distributions  to  Shareholders  Dividends  from net  investment income:
Class A                                                  (4,733,799)      (773,949)    (4,694,006)
Class B                                                    (394,165)       (47,009)      (189,244)
-------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                      (9,642)            --        (11,115)
Class B                                                        (827)            --           (475)
-------------------------------------------------------------------------------------------------
Distributions in excess of net realized gain:
Class A                                                          --             --        (60,043)
Class B                                                          --             --         (2,568)

=================================================================================================
Capital Stock Transactions
Net  increase   (decrease)   in  net  assets   resulting   from  capital   stock
transactions--Note 2:
Class A                                                  10,035,358       (125,718)    (1,651,052)
Class B                                                   5,675,756        487,540      2,817,402

=================================================================================================
Net Assets
Total increase                                           19,164,729        390,014      1,572,350
-------------------------------------------------------------------------------------------------
Beginning of period                                      82,745,069     82,355,055     80,782,705
                                                      -------------   ------------   ------------
End of period [including undistributed
(overdistributed) net investment income of
$437,009, $598,945 and $(132,853), respectively]      $ 101,909,798   $ 82,745,069   $ 82,355,055
                                                      =============   ============   ============

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

See accompanying Notes to Financial Statements.


              19 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                    Class A
                                                    -----------------------------------------------------------------
                                                    Year Ended August 31,    Year Ended June 30,
                                                    1997       1996(2)       1996       1995       1994       1993
======================================================================================================================
Per Share Operating Data:
Net asset value, beginning of period                $ 12.16    $ 12.15       $ 12.09    $ 11.82    $ 12.66    $ 12.05
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .73        .12           .73        .73        .75        .80
Net realized and unrealized gain (loss)                 .49        .01           .07        .27       (.80)       .64
                                                     ------     ------        ------     ------     ------     ------
Total income (loss) from investment operations         1.22        .13           .80       1.00       (.05)      1.44

----------------------------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income                   (.74)      (.12)         (.73)      (.69)      (.73)      (.81)
Dividends in excess of net investment income             --         --            --       (.04)      (.03)        --
Distributions from net realized gain                     --         --            --(3)      --         --       (.02)
Distributions in excess of net realized gain             --         --          (.01)        --       (.03)        --
                                                     ------     ------        ------     ------     ------     ------
Total dividends and distributions
to shareholders                                        (.74)      (.12)         (.74)      (.73)      (.79)      (.83)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $ 12.64    $ 12.16       $ 12.15    $ 12.09    $ 11.82    $ 12.66
                                                    =======    =======       =======    =======    =======    =======

======================================================================================================================
Total Return, at Net Asset Value(4)                   10.24%      1.12%         6.73%      8.93%     (0.60)%    12.53%

======================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)            $89,991    $76,817       $76,913    $78,134    $79,555    $72,387
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $80,311    $77,584       $78,676    $76,148    $81,741    $54,840
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  5.91%      6.00%(5)      5.99%      6.27%      6.09%      6.46%
Expenses(6)                                            0.59%      0.57%(5)      0.58%      0.57%      0.53%      0.39%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                             46.4%       1.4%         33.1%      14.2%      20.2%       5.8%

1. For the period from  October 29, 1993  (inception  of  offering)  to June 30,
1994.

2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

3. Less than $.005 per share.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


              20 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   Class B
                                                   ---------------------------------------------------
                                                   Year Ended August 31,   Year Ended June 30,
                                                   1997       1996(2)      1996      1995      1994(1)
======================================================================================================
Per Share Operating Data:
Net asset value, beginning of period               $ 12.14    $12.14       $12.08    $11.80    $12.90
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .60       .10          .61       .62       .38
Net realized and unrealized gain (loss)                .50        --          .07       .27     (1.07)
                                                    ------    ------       ------    ------    ------
Total income (loss) from investment operations        1.10       .10          .68       .89      (.69)

-----------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income                  (.61)     (.10)        (.61)     (.57)     (.37)
Dividends in excess of net investment income            --        --           --      (.04)     (.01)
Distributions from net realized gain                    --        --           --(3)     --        --
Distributions in excess of net realized gain            --        --         (.01)       --      (.03)
                                                    ------    ------       ------    ------    ------
Total dividends and distributions
to shareholders                                       (.61)     (.10)        (.62)     (.61)     (.41)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 12.63    $12.14       $12.14    $12.08    $11.80
                                                   =======    ======       ======    ======    ======

======================================================================================================
Total Return, at Net Asset Value(4)                   9.24%     0.85%        5.66%     7.90%    (5.42)%

======================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)           $11,919    $5,928       $5,442    $2,648    $1,203
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 8,129    $5,767       $3,848    $1,904    $  649
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                 4.85%     4.92%(5)     4.94%     5.17%     4.91%(5)
Expenses(6)                                           1.60%     1.62%(5)     1.60%     1.55%     1.62%(5)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                            46.4%      1.4%        33.1%     14.2%     20.2%

5. Annualized.

6. Beginning in fiscal 1995, the expense ratios reflect the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1997 were $53,752,001 and $40,699,816, respectively.


              21 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Main Street California Municipal Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income which is exempt from federal and California personal income taxes for individual investors as is available from municipal securities and consistent with preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


              22 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A and Class B shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

      During the period ended August 31, 1997, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended August 31, 1997, amounts have been reclassified to reflect a decrease in undistributed net investment income of $174,954. Accumulated net realized gain on investments was increased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in California and, therefore, may have more credit risks related to the economic conditions of California than a portfolio with a broader geographical diversification.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


              23 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
2. Capital Stock

The Fund has authorized 16,250,000 shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                           Year Ended                   Period Ended           Year Ended
                           August 31, 1997              August 31, 1996(1)     June 30, 1996
                           ------------------------     --------------------    ---------------------
                           Shares      Amount           Shares   Amount         Shares    Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                       1,377,422   $ 17,228,574      67,135  $   819,316     387,788  $ 4,767,548
Dividends and
distributions reinvested     233,721      2,900,249      39,490      483,642     243,712    2,993,646
Redeemed                    (811,980)   (10,093,465)   (116,433)  (1,428,676)   (765,193)  (9,412,246)
                           ---------   ------------     -------  -----------     -------  -----------
Net increase (decrease)      799,163   $ 10,035,358      (9,808) $  (125,718)   (133,693) $(1,651,052)
                           =========   ============     =======  ===========     =======  ===========

-----------------------------------------------------------------------------------------------------
Class B:
Sold                         467,166   $  5,821,078      44,022  $   538,404     247,941  $ 3,048,438
Dividends and
distributions reinvested      20,557        255,214       2,450       29,980       9,629      117,946
Redeemed                     (32,007)      (400,536)     (6,620)     (80,844)    (28,549)    (348,982)
                           ---------   ------------     -------  -----------     -------  -----------
Net increase                 455,716   $  5,675,756      39,852  $   487,540     229,021  $ 2,817,402
                           =========   ============     =======  ===========     =======  ===========

1. The Fund changed its fiscal year end from June 30 to August 31.

================================================================================
3. Unrealized Gains and Losses on Investments

At August 31, 1997, net unrealized appreciation on investments of $2,709,986 was composed of gross appreciation of $3,854,592, and gross depreciation of $1,144,606.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.55% of average annual net assets, with a contractual waiver when net assets are less than $100 million. Annual fees, reflecting this waiver, are 0.40% of net assets of $75 million or more but less than $100 million, 0.25% of net assets of $50 million or more but less than $75 million, 0.15% of net assets of $25 million or more but less than $50 million, and 0% of net assets less than $25 million. In addition, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund shall pay an annual management fee of 0.40% of its average annual net assets in excess of $100 million.

      For the year ended August 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $293,130, of which $46,207 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $213,863. During the year ended August 31, 1997, OFDI received contingent deferred sales charges of $5,160 upon redemption of Class B shares.


              24 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

      The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended August 31, 1997, OFDI retained $69,604 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1997, OFDI had incurred unreimbursed expenses of $384,028 for Class B.

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.


              25 Oppenheimer Main Street California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts  (continued)

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      At August 31, 1997, the Fund had outstanding futures contracts to sell debt securities as follows:

                      Number of Valuation as of Unrealized
Contracts to Sell             Expiration Date  Contracts  August 31, 1997  Depreciation
---------------------------------------------------------------------------------------
U.S. Treasury Bonds, 30 yr.   12/97            20         $2,255,000       $6,250

                                  APPENDIX A

                       Description of Ratings Categories

Municipal Bonds

o Moody's Investor Services, Inc. The ratings of Moody's Investors Service, Inc. ("Moody's") for Municipal Bonds are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Municipal Bonds rated "Aaa" are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than "Aaa" rated Municipal Bonds. The "Aaa" and "Aa" rated bonds comprise what are generally known as "high grade bonds." Municipal Bonds which are rated "A" by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future. Municipal Bonds rated "Baa" are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated Aa1, A1, Baa1, Ba1 and B1 respectively.

      In addition to the alphabetic rating system described above, Municipal Bonds rated by Moody's which have a demand feature that provides the holder with the ability to periodically tender ("put") the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol VMIG to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.

o Standard & Poor's Corporation. The ratings of Standard & Poor's Corporation ("S&P") for Municipal Bonds are AAA (Prime), AA (High Grade), A (Good Grade), BBB (Medium Grade), BB, B, CCC, CC, and C (speculative grade). Bonds rated in the top four categories (AAA, AA, A, BBB) are commonly referred to as "investment grade." Municipal Bonds rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The rating of A describes "the third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate. The BBB rating is the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. Bonds rated "B" have a greater vulnerability to default, but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Bonds rated "CCC" have a current identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Bonds noted "CC" typically are debt subordinated to senior debt which is assigned on actual or implied "CCC" debt ratingBonds rated "C" typically are debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Bonds rated "D" are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

o Fitch. The ratings of Fitch Investors Service, Inc. for Municipal Bonds are AAA, AA, A, BBB, BB, B, CCC, CC, C, DDD, DD, and D. Municipal Bonds rated AAA are judged to be of the "highest credit quality." The rating of AA is assigned to bonds of "very high credit quality." Municipal Bonds which are rated A by Fitch are considered to be of "high credit quality." The rating of BBB is assigned to bonds of "satisfactory credit quality." The A and BBB rated bonds are more vulnerable to adverse changes in economic conditions than bonds with higher ratings. Bonds rated AAA, AA, A and BBB are considered to be of investment grade quality. Bonds rated below BBB are considered to be of speculative quality. The ratings of "BB" is assigned to bonds considered by Fitch to be "speculative." The rating of "B" is assigned to bonds considered by Fitch to be "highly speculative." Bonds rated "CCC" have certain identifiable characteristics which, if not remedied, may lead to default. Bonds rated "CC" are minimally protected. Default in payment of interest and/or principal seems probable over time. Bonds rated "C" are in imminent default in payment of interest or principal. Bonds rated "DDD", "DD" and "D" are in default on interest and/or principal payments. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

o Duff & Phelps' The ratings of Duff & Phelps are as follows: AAA which are judged to be the "highest credit quality". The risk factors are negligible, being only slightly more than for risk-free US Treasury debt. AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. A+, A & A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress. BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles. BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category. B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade. CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments. DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments. DP Preferred stock with dividend arreages.

Municipal Notes

      o Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Notes bearing the designation MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for financing. Notes bearing the designation "MIG-2" are of high quality with ample margins of protection, although not as large as notes rated "MIG." Such short-term notes which have demand features may also carry a rating using the symbol VMIG as described above, with the designation MIG-1/VMIG 1 denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation MIG-1.

      o S&P's rating for Municipal Notes due in three years or less are SP-1, SP-2, and SP-3. SP-1 describes issues with a very strong capacity to pay principal and interest and compares with bonds rated A by S&P; if modified by a plus sign, it compares with bonds rated AA or AAA by S&P. SP-2 describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated BBB by S&P. SP-3 describes issues that have a speculative capacity to pay principal and interest.

      o Fitch's rating for Municipal Notes due in three years or less are F-1+, F-1, F-2, F-3, F-S and D. F-1+ describes notes with an exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 describes notes with a very strong credit quality and assurance of timely payment is only slightly less in degree than issues rated F-1+. F-2 describes notes with a good credit quality and a satisfactory assurance of timely payment, but the margin of safety is not as great for issues assigned F-1+ or F-1 ratings. F-3 describes notes with a fair credit quality and an adequate assurance of timely payment, but near-term adverse changes could cause such securities to be rated below investment grade. F-S describes notes with weak credit quality. Issues rated D are in actual or imminent payment default.

Corporate Debt

      The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligations. The Moody's, S&P and Fitch corporate debt ratings shown do not differ materially from those set forth above for Municipal Bonds.

Commercial Paper

      o Moody's The ratings of commercial paper by Moody's are Prime-1, Prime-2, Prime-3 and Not Prime. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

      o S&P The ratings of commercial  paper by S&P are A-1, A-2, A-3, B, C, and
D. A-1 indicates that the degree of safety regarding timely payment is strong. A-2 indicates capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. A-3 indicates an adequate capacity for timely payments. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B indicates only speculative capacity for timely payment. C indicates a doubtful capacity for payment. D is assigned to issues in default.

      o Fitch The ratings of commercial paper by Fitch are similar to its ratings of Municipal Notes, above.

                                        APPENDIX B

                                   Tax-Equivalent Yields


The equivalent yield tables below compare tax-free income with taxable income under Federal individual income tax rates, and California state individual income tax rates effective January 1, 1997. "Combined Taxable Income" refers to the net amount subject to Federal and California income taxes after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, and that state tax payments are currently deductible for Federal tax purposes and that the investor is not subject to Federal or state alternative minimum tax. The income tax brackets are subject to indexing in future years to reflect changes in the Consumer Price Index. The brackets do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates (and tax equivalent yields). For years beginning after January 1, 1996 the top marginal California personal tax rate was reduced to 9.3% and the top combined marginal tax rate is 45.22%.

Combined Taxable Income

Joint Return         Effective Tax BracketOppenheimer Main Street California Tax-Exempt Fund Yield of:
         But              Cali-           2.00%  2.50%  3.00%  3.50%   3.74%  4.00%   4.50%
Over     Not Over Federal fornia Combined Is Approximately Equivalent to a Taxable Yield of:



$ 23,264 $ 36,714 15.00%  4.00%   18.40%  2.45%  3.06%  3.68%  4.29%   4.58%  4.90%   5.51%
$ 36,174 $ 41,200 15.00%  6.00%   20.10%  2.50%  3.13%  3.75%  4.38%   4.68%  5.01%   5.63%
$ 41,200 $ 50,968 28.00%  6.00%   32.32%  2.96%  3.69%  4.43%  5.17%   5.53%  5.91%   6.65%
$ 50,968 $ 64,414 28.00%  8.00%   33.76%  3.02%  3.77%  4.53%  5.28%   5.65%  6.04%   6.79%
$ 64,414 $ 99,600 28.00%  9.30%   34.70%  3.06%  3.83%  4.59%  5.36%   5.73%  6.13%   6.89%
$ 99,600 $151,750 31.00%  9.30%   37.42%  3.20%  3.99%  4.79%  5.59%   5.98%  6.39%   7.19%
$151,750 $271,050 36.00%  9.30%   41.95%  3.45%  4.31%  5.17%  6.03%   6.44%  6.89%   7.75%
$271,050 and above39.60%  9.30%   45.22%  3.65%  4.56%  5.48%  6.39%   6.83%  7.30%   8.21%


                                          4.53% 5.00% 5.50% 6.00% 6.50% 7.00% Is
                                          Approximately  Equivalent to a Taxable
                                          Yield of:

                                          5.55%  6.13%  6.74%  7.35%   7.97%  8.58%
                                          5.67%  6.26%  6.88%  7.51%   8.14%  8.76%
                                          6.69%  7.39%  8.13%  8.87%   9.60%  10.34%
                                          6.84%  7.55%  8.30%  9.06%   9.81%  10.57%
                                          6.94%  7.66%  8.42%  9.19%   9.95%  10.72%
                                          7.24%  7.99%  8.79%  9.59%   10.39% 11.19%
                                          7.80%  8.61%  9.47%  10.34%  11.20% 12.06%
                                          8.27%  9.13%  10.04% 10.95%  11.87% 12.78%
                                          8.28%  9.20%  10.12% 11.04%  11.96% 12.88%
                                          8.37%  9.30%  10.23% 11.16%  12.09% 13.02%


                                           B-1

Combined Taxable Income

Single Return         Effective Tax BrackeOppenheimer Main Street California Tax-Exempt Fund Yield of:
         But              Cali-           2.00%  2.50%  3.00%  3.50%   3.74%  4.00%   4.50%
Over     Not Over Federal fornia Combined Is Approximately Equivalent to a Taxable Yield of:

$ 18,357 $ 24,650 15.00%  6.00%  20.10%   2.50%  3.13%  3.75%  4.38%   4.68%  5.01%   5.63%
$ 24,650 $ 25,484 28.00%  6.00%  32.32%   2.96%  3.69%  4.43%  5.17%   5.53%  5.91%   6.65%
$ 25,484 $ 32,207 28.00%  8.00%  33.76%   3.02%  3.77%  4.53%  5.28%   5.65%  6.04%   6.79%
$ 32,207 $ 59,750 28.00%  9.30%  34.70%   3.06%  3.83%  4.59%  5.36%   5.73%  6.13%   6.89%
$ 59,750 $124,650 31.00%  9.30%  37.42%   3.20%  3.99%  4.79%  5.59%   5.98%  6.39%   7.19%
$124,650 $271,050 36.00%  9.30%  41.95%   3.45%  4.31%  5.17%  6.03%   6.44%  6.89%   7.75%
$271,050 and above39.60%  9.30%  45.22%   3.65%  4.56%  5.48%  6.39%   6.83%  7.30%   8.21%

                                          4.53% 5.00% 5.50% 6.00% 6.50% 7.00% Is
                                          Approximately  Equivalent to a Taxable
                                          Yield of:

                                          5.67%  6.26%  6.88%  7.51%   8.14%  8.76%
                                          6.69%  7.39%  8.13%  8.87%   9.60%  10.34%
                                          6.84%  7.55%  8.30%  9.06%   9.81%  10.57%
                                          6.94%  7.66%  8.42%  9.19%   9.95%  10.72%
                                          7.24%  7.99%  8.79%  9.59%   10.39% 11.19%
                                          7.80%  8.61%  9.47%  10.34%  11.20% 12.06%
                                          8.27%  9.13%  10.04% 10.94%  11.87% 12.78%


                                  APPENDIX C

                    Municipal Bond Industry Classifications


                                   Electric
                                     Gas
                                    Water
                                    Sewer
                                  Telephone
                           Adult Living Facilities
                                   Hospital
                              General Obligation
                              Special Assessment
                                  Sales Tax
                         Manufacturing, Non Durables
                           Manufacturing, Durables
                              Pollution Control
                              Resource Recovery
                               Higher Education
                                  Education
                                 Lease Rental
                           Non Profit Organization
                                   Highways
                          Marine/Aviation Facilities
                             Multi Family Housing
                            Single Family Housing

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202-3942

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202